    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON OCTOBER 30, 2003
                                                      REGISTRATION NO. 333-29721
                                                                       811-8265
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              ---------------------

                                   FORM N-1A
                            REGISTRATION STATEMENT
                        UNDER THE SECURITIES ACT OF 1933                     [X]
                          PRE-EFFECTIVE AMENDMENT NO.                        [ ]
                        POST-EFFECTIVE AMENDMENT NO. 10                      [X]
                                     AND/OR
               REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
                                   ACT OF 1940                               [X]
                                AMENDMENT NO. 11                             [X]

                             ---------------------

                                 MORGAN STANLEY
                               S&P 500 INDEX FUND
                        (A MASSACHUSETTS BUSINESS TRUST)
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                           1221 AVENUE OF THE AMERICAS
                               NEW YORK, NY 10020
                     (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (800) 869-6397

                                BARRY FINK, ESQ.
                           1221 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10020
                     (NAME AND ADDRESS OF AGENT FOR SERVICE)

                              ---------------------

                                    COPY TO:
                             STUART M. STRAUSS, ESQ.
                          MAYER, BROWN, ROWE & MAW LLP
                                  1675 BROADWAY
                            NEW YORK, NEW YORK 10019

                              ---------------------

                  APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
  As soon as practicable after this Post-Effective Amendment becomes effective.


  IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (CHECK APPROPRIATE BOX)

          [X]  immediately upon filing pursuant to paragraph (b)
          [ ]  on October 30, 2003 pursuant to paragraph (b)
          [ ]  60 days after filing pursuant to paragraph (a)
          [ ]  on (date) pursuant to paragraph (a)(2) of rule 485.

            AMENDING THE PROSPECTUS AND UPDATING FINANCIAL STATEMENTS
================================================================================

                                                            MORGAN STANLEY FUNDS






                                                                  Morgan Stanley
                                                              S&P 500 Index Fund


  A mutual fund that seeks to provide investment results that, before expenses, correspond to the total return (i.e., the combination of capital changes and income) of the Standard & Poor's(Registered Trademark) 500
                           Composite Stock Price Index


--------------------------------------------------------------------------------



[MORGAN STANLEY LOGO]
--------------------------------------------------------------------------------



The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

                                                                      Prospectus
                                                                October 30, 2003

Contents


THE FUND

      Investment Objective..................................................1

      Principal Investment Strategies...................................... 1

      Principal Risks...................................................... 2

      Past Performance..................................................... 3

      Fees and Expenses.................................................... 5

      Additional Investment Strategy Information........................... 6

      Additional Risk Information.......................................... 6

      Fund Management...................................................... 7


SHAREHOLDER INFORMATION

      Pricing Fund Shares.................................................. 9

      How to Buy Shares.................................................... 9

      How to Exchange Shares.............................................. 11

      How to Sell Shares.................................................. 13

      Distributions....................................................... 14

      Tax Consequences.................................................... 15

      Share Class Arrangements............................................ 16


FINANCIAL HIGHLIGHTS...................................................... 24


MORGAN STANLEY FUNDS....................................... Inside Back Cover


This Prospectus contains important information about the Fund. Please read it carefully and keep it for future reference.

The Fund

--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE
[GRAPHIC OMITTED]

Morgan Stanley S&P 500 Index Fund seeks to provide investment results that, before expenses, correspond to the total return (i.e., the combination of capital changes and income) of the Standard & Poor's (Registered Trademark) 500 Composite Stock Price Index ("S&P 500 Index").

(sidebar)
---------------------
TOTAL RETURN
An investment objective having the goal of selecting securities with the potential to rise in price and pay out income.
(end sidebar)

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
[GRAPHIC OMITTED]

The Fund will normally invest at least 80% of its assets in common stocks of companies included in the S&P 500 Index. The "Investment Manager," Morgan Stanley Investment Advisors Inc., "passively" manages the Fund's assets by investing in stocks in approximately the same proportion as they are represented in the Index. For example, if the common stock of a specific company represents five percent of the Index, the Investment Manager typically will invest the same percentage of the Fund's assets in that stock. The S&P 500 Index is a well-known stock market index that includes common stocks of 500 companies representing a significant portion of the market value of all common stocks publicly traded in the United States. The Fund may invest in foreign companies that are included in the S&P 500 Index.

The Investment Manager seeks a correlation between the performance of the Fund, before expenses, and that of the S&P 500 Index of 95% or better. A figure of 100% would indicate perfect correlation.

Common stock is a share ownership or equity interest in a corporation. It may or may not pay dividends, as some companies reinvest all of their profits back into their businesses, while others pay out some of their profits to shareholders as dividends.


In addition, the Fund may invest in stock index futures on the S&P 500 Index, and Standard & Poor's Depositary Receipts ("SPDRs").



                              -------------------

"Standard & Poor's (Registered Trademark) ," "S&P (Registered Trademark) ," "S&P 500 (Registered Trademark) ," "Standard & Poor's 500," and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Fund. The Fund is not sponsored, endorsed, sold or promoted by S&P, and S&P makes no representation regarding the advisability of investing in the Fund.

--------------------------------------------------------------------------------
PRINCIPAL RISKS
[GRAPHIC OMITTED]

There is no assurance that the Fund will achieve its investment objective. The Fund's share price and return will fluctuate with changes in the market value of the Fund's portfolio securities. When you sell Fund shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Fund.

A principal risk of investing in the Fund is associated with its common stock investments. In general, stock values fluctuate in response to activities specific to the company, as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors.

Another risk of investing in the Fund arises from its operation as a "passively" managed index fund. As such, the adverse performance of a particular stock ordinarily will not result in the elimination of the stock from the Fund's portfolio. The Fund will remain invested in common stocks even when stock prices are generally falling. Ordinarily, the Investment Manager will not sell the Fund's portfolio securities except to reflect additions or deletions of the stocks that comprise the S&P 500 Index, or as may be necessary to raise cash to pay Fund shareholders who sell Fund shares.

The performance of the S&P 500 Index is a hypothetical number which does not take into account brokerage commissions and other transaction costs, custody and other costs which will be borne by the Fund (e.g., management fee, transfer agency and accounting costs).

The Fund's ability to correlate its performance, before expenses, with the S&P 500 Index may be affected by, among other things, changes in securities markets, the manner in which the S&P 500 Index is calculated and the timing of purchases and sales. The Fund's ability to correlate its performance to the Index also depends to some extent on the size of the Fund's portfolio, the size of cash flows into and out of the Fund and differences between how and when the Fund and the Index are valued. The Investment Manager regularly monitors the correlation and, in the event the desired correlation is not achieved, the Investment Manager will determine what additional investment changes may need to be made.

The performance of the Fund also will depend on whether the Investment Manager is successful in pursuing the Fund's investment strategy, including the Investment Manager's ability to manage cash flows (primarily from purchases and sales, and distributions from the Fund's investments). The Fund is also subject to other risks from its other permissible investments including risks associated with stock index futures, SPDRs and foreign securities. For more information about these risks, see the "Additional Risk Information" section.

Shares of the Fund are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.

(sidebar)
----------------
ANNUAL TOTAL RETURNS
This chart shows the performance of the Fund's Class B shares has varied from year to year over the past 5 calendar years.
(end sidebar)

--------------------------------------------------------------------------------
PAST PERFORMANCE
[GRAPHIC OMITTED]



The bar chart and table below provide some indication of the risks of investing in the Fund. The Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future.

ANNUAL TOTAL RETURNS--CALENDAR YEARS
[GRAPHIC OMITTED]


1998      26.84%
1999      19.03%
2000     -10.36%
2001     -13.21%
2002     -23.21%


The bar chart reflects the performance of Class B shares; the performance of the other Classes will differ because the Classes have different ongoing fees. The performance information in the bar chart does not reflect the deduction of sales charges; if these amounts were reflected, returns would be less than shown. Year-to-date total return as of September 30, 2003 was 13.54%.

During the periods shown in the bar chart, the highest return for a calendar quarter was 21.06% (quarter ended December 31, 1998), and the lowest return for a calendar quarter was -17.47% (quarter ended September 30, 2002).

(sidebar)
-----------------------------
AVERAGE ANNUAL TOTAL RETURNS
This table compares the Fund's average annual total returns with those of a broad measure of market performance over time. The Fund's returns include the maximum applicable sales charge for each Class and assume you sold your shares at the end of each period (unless otherwise noted).
(end sidebar)


AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2002)




---------------------------------------------------------------------------------------------------------------
                                                                                                LIFE OF FUND
                                                                                                   (SINCE
                                                                  PAST 1 YEAR    PAST 5 YEARS     09/26/97)
---------------------------------------------------------------------------------------------------------------
  Class A -- Return Before Taxes                                   -26.68%        -2.33%            -1.67%
---------------------------------------------------------------------------------------------------------------
  Class B -- Return Before Taxes                                   -27.05%        -2.44%            -1.62%
---------------------------------------------------------------------------------------------------------------
  Return After Taxes on Distributions(1)                           -27.05%        -2.46%            -1.64%
---------------------------------------------------------------------------------------------------------------
  Return After Taxes on Distributions and Sale of Fund Shares      -16.61%        -1.93%            -1.29%
---------------------------------------------------------------------------------------------------------------
  Class C -- Return Before Taxes                                   -23.98%        -2.04%            -1.43%
---------------------------------------------------------------------------------------------------------------
  Class D -- Return Before Taxes                                   -22.45%        -1.04%            -0.43%
---------------------------------------------------------------------------------------------------------------
    Standard and Poor's 500 Index(2)                               -22.09%        -0.58%             0.03%
---------------------------------------------------------------------------------------------------------------
    Lipper S&P 500 Funds Index(3)                                  -22.30%        -0.86%            -0.25%
---------------------------------------------------------------------------------------------------------------



(1) These returns do not reflect any tax consequences from a sale of your shares at the end of each period, but they do reflect any applicable sales charges on such a sale.

(2) Standard and Poor's 500 Index (S&P 500 (Registered Trademark) ) is a broad-based index, the performance of which is based on the performance of 500 widely-held common stocks chosen for market size, liquidity and industry group representation. Indexes are unmanaged and their returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(3) Lipper S&P 500 Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper S&P 500 Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index.

The above table shows after-tax returns for the Fund's Class B shares. The after-tax returns for the Fund's other Classes will vary from Class B shares' returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before tax returns due to foreign tax credits and/or an assumed benefit from capital losses that would have been realized had Fund shares been sold at the end of the relevant periods, as applicable.

--------------------------------------------------------------------------------
FEES AND EXPENSES
[GRAPHIC OMITTED]

The table below briefly describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund offers four classes of shares: Classes A, B, C and D. Each Class has a different combination of fees, expenses and other features, which should be considered in selecting a Class of shares. The Fund does not charge account or exchange fees. See the "Share Class Arrangements" section for further fee and expense information. SHAREHOLDER FEES

(sidebar)
----------------
SHAREHOLDER FEES
These fees are paid directly from your investment.
(end sidebar)

SHAREHOLDER FEES

-----------------------------------------------------------------------------------------------------------
                                                       CLASS A        CLASS B        CLASS C      CLASS D
-----------------------------------------------------------------------------------------------------------
  Maximum sales charge (load) imposed on
  purchases (as a percentage of offering price)        5.25%(1)        None           None          None
-----------------------------------------------------------------------------------------------------------
  Maximum deferred sales charge (load) (as a
  percentage based on the lesser of the offering
  price or net asset value at redemption)              None(2)         5.00%(3)       1.00%(4)      None
-----------------------------------------------------------------------------------------------------------


(sidebar)
------------------------------
ANNUAL FUND OPERATING EXPENSES
These expenses are deducted from the Fund's assets and are based on expenses paid for the fiscal year ended August 31, 2003.
(end sidebar)


ANNUAL FUND OPERATING EXPENSES

-----------------------------------------------------------------------------------------------------------
                                                       CLASS A        CLASS B        CLASS C      CLASS D
-----------------------------------------------------------------------------------------------------------
  Management fee                                       0.28%           0.28%          0.28%        0.28%
-----------------------------------------------------------------------------------------------------------
  Distribution and service (12b-1) fees                0.20%           1.00%          0.99%        0.00
-----------------------------------------------------------------------------------------------------------
  Other expenses                                       0.22%           0.22%          0.22%        0.22%
-----------------------------------------------------------------------------------------------------------
  Total annual Fund operating expenses(5)              0.70%           1.50%          1.49%        0.50%
-----------------------------------------------------------------------------------------------------------


(1)   Reduced for purchases of $25,000 and over.

(2) Investments that are not subject to any sales charge at the time of purchase are subject to a contingent deferred sales charge ("CDSC") of 1.00% that will be imposed if you sell your shares within one year after purchase, except for certain specific circumstances.

(3) The CDSC is scaled down to 1.00% during the sixth year, reaching zero thereafter. See "Share Class Arrangements" for a complete discussion of the CDSC.

(4)   Only applicable if you sell your shares within one year after purchase.


(5) The Investment Manager has agreed to assume all expenses (except for brokerage and 12b-1 fees) and to waive the compensation provided for in its Investment Management Agreement to the extent that such expenses and compensation on an annualized basis exceed 0.50% of the daily net assets of the Fund and will continue to do so on a permanent basis. The fees and expenses disclosed above reflect the assumption of such expenses and waiver of compensation by the Investment Manager to the extent that such expenses and compensation on an annualized basis exceed 0.50% of the daily net assets of the Fund.


EXAMPLE
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.



The example assumes that you invest $10,000 in the Fund, your investment has a 5% return each year, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the tables below show your costs at the end of each period based on these assumptions, depending upon whether or not you sell your shares at the end of each period.

                      IF YOU SOLD YOUR SHARES:                       IF YOU HELD YOUR SHARES:
           ---------------------------------------------- ----------------------------------------------
              1 YEAR     3 YEARS     5 YEARS    10 YEARS     1 YEAR     3 YEARS     5 YEARS     10 YEARS
           ---------------------------------------------- ----------------------------------------------
 Class A     $  593      $  737    $    894    $  1,350     $  593      $  737      $  894    $  1,350
--------------------------------------------------------- ----------------------------------------------
 Class B     $  653      $  774    $  1,018    $  1,791     $  153      $  474      $  818    $  1,791
--------------------------------------------------------- ----------------------------------------------
 Class C     $  252      $  471    $    813    $  1,779     $  152      $  471      $  813    $  1,779
--------------------------------------------------------- ----------------------------------------------
 Class D     $   51      $  160    $    280    $    628     $   51      $  160      $  280    $    628
--------------------------------------------------------- ----------------------------------------------


While Class B and Class C shares do not have any front-end sales charges, their higher ongoing annual expenses (due to higher 12b-1 fees) mean that over time you could end up paying more for these shares than if you were to pay front-end sales charges for Class A shares.

--------------------------------------------------------------------------------
ADDITIONAL INVESTMENT STRATEGY INFORMATION
[GRAPHIC OMITTED]

This section provides additional information relating to the Fund's principal investment strategies.

STOCK INDEX FUTURES. The Fund may invest in stock index futures with respect to the S&P 500 Index. Stock index futures may be used to simulate investment in the S&P 500 Index while retaining a cash balance for fund management purposes, to facilitate trading, to reduce transaction costs or to seek higher investment returns.

SPDRS. The Fund may invest in securities referred to as SPDRs (known as "spiders") that are designed to track the S&P 500 Index. SPDRs represent an ownership interest in the SPDR Trust, which holds a portfolio of common stocks that closely tracks the price performance and dividend yield of the S&P 500 Index. SPDRs trade on the American Stock Exchange like shares of common stock.


The percentage limitations relating to the composition of the Fund's portfolio apply at the time the Fund acquires an investment. Subsequent percentage changes that result from market fluctuations generally will not require the Fund to sell any portfolio security. However, the Fund may be required to sell its illiquid securities holdings, if any, in response to fluctuations in the value of such holdings. The Fund may change its principal investment strategies without shareholder approval; however, you would be notified of any changes.


--------------------------------------------------------------------------------
ADDITIONAL RISK INFORMATION
[GRAPHIC OMITTED]

This section provides additional information relating to the principal risks of investing in the Fund.

FOREIGN SECURITIES. The Fund's investments in the common stocks of foreign corporations (including American Depositary Receipts) may involve risks in addition to the risks associated with domestic securities. Foreign securities are affected by changes in currency rates. Foreign securities also have risks related to political and economic developments abroad. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies.

FUTURES. If the Fund invests in futures, its participation in these markets would subject the Fund's portfolio to certain risks. The Investment Manager's predictions of movements in the direction of the stock market may be inaccurate, and the adverse consequences to the Fund (e.g., a reduction in the Fund's net asset value or a reduction in the amount of income available for distribution) may leave the Fund in a worse position than if these strategies were not used. Other risks inherent in the use of futures include, for example, the possible imperfect correlation between the price of futures contracts and movements in the prices of the securities.

SPDRS. SPDRs, which the Fund may hold, have many of the same risks as direct investments in common stocks. The market value of SPDRs is expected to rise and fall as the S&P 500 Index rises and falls. If the Fund invests in SPDRs, it would, in addition to its own expenses, indirectly bear its ratable share of the SPDR's expenses.

(sidebar)
---------------------------------------
MORGAN STANLEY INVESTMENT ADVISORS INC.
The Investment Manager is widely recognized as a leader in the mutual fund industry and had approximately $115 billion in assets under management or administration as of September 30, 2003.
(end sidebar)

--------------------------------------------------------------------------------
FUND MANAGEMENT
[GRAPHIC OMITTED]


The Fund has retained the Investment Manager--Morgan Stanley Investment Advisors Inc.--to provide administrative services, manage its business affairs and invest its assets, including the placing of orders for the purchase and sale of portfolio securities. The Investment Manager is a wholly-owned subsidiary of Morgan Stanley, a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services. Its address is 1221 Avenue of the Americas, New York, NY 10020. Morgan Stanley is a full service securities firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services.

The Fund is managed within the Index Team. Kevin Jung, an Executive Director of the Investment Manager, is a current member of the team.

The Fund pays the Investment Manager a monthly management fee as full compensation for the services and facilities furnished to the Fund, and for Fund expenses assumed by the Investment Manager calculated daily by applying the annual rate of 0.40% to the Fund's average daily net assets. The fee is based on the Fund's average daily net assets. The Investment Manager has agreed, on a permanent basis, to assume the Fund's operating expenses (except for brokerage and 12b-1 fees) to the extent such operating expenses exceed on an annualized basis 0.50% of the average daily net assets of the Fund, which may reduce the investment management fee below 0.40% of the Fund's average daily net assets. For example, if "other expenses" are 0.40% of the Fund's average daily net assets, then the investment management fee rate paid by the Fund would equal 0.10% of the Fund's average daily net assets. Alternatively, if "other expenses" were to decline to 0.30% of the Fund's average daily net assets, the investment management fee paid by the Fund would equal 0.20% of the Fund's average daily net assets. For the fiscal year ended August 31, 2003, the Fund accrued total compensation to the Investment Manager amounting to .28% of the Fund's average daily net assets.

Shareholder Information


--------------------------------------------------------------------------------
PRICING FUND SHARES
[GRAPHIC OMITTED]

The price of Fund shares (excluding sales charges), called "net asset value," is based on the value of the Fund's portfolio securities. While the assets of each Class are invested in a single portfolio of securities, the net asset value of each Class will differ because the Classes have different ongoing distribution fees.

The net asset value per share of the Fund is determined once daily at 4:00 p.m. Eastern time on each day that the New York Stock Exchange is open (or, on days when the New York Stock Exchange closes prior to 4:00 p.m., at such earlier time). Shares will not be priced on days that the New York Stock Exchange is closed.

The value of the Fund's portfolio securities is based on the securities' market price when available. When a market price is not readily available, including circumstances under which the Investment Manager determines that a security's market price is not accurate, a portfolio security is valued at its fair value, as determined under procedures established by the Fund's Board of Trustees. In these cases, the Fund's net asset value will reflect certain portfolio securities' fair value rather than their market price.


An exception to the Fund's general policy of using market prices concerns its short-term debt portfolio securities. Debt securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost. However, if the cost does not reflect the securities' market value, these securities will be valued at their fair value.


(sidebar)
------------------------------
CONTACTING A FINANCIAL ADVISOR
If you are new to the Morgan Stanley Funds and would like to contact a Morgan Stanley Financial Advisor, call toll-free 1-866-MORGAN8 for the telephone number of the Morgan Stanley office nearest you. You may also access our office locator on our Internet site at: www.morganstanley.com/funds
(end sidebar)


--------------------------------------------------------------------------------
HOW TO BUY SHARES
[GRAPHIC OMITTED]


You may open a new account to buy Fund shares or buy additional Fund shares for an existing account by contacting your Morgan Stanley Financial Advisor or other authorized financial representative. Your Financial Advisor will assist you, step-by-step, with the procedures to invest in the Fund. The Fund's transfer agent, in its sole discretion, may allow you to purchase shares directly by calling and requesting an application.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means to you: When you open an account, we will ask your name, address, date of birth, and other information that will allow us to identify you. If you are unable to verify your identity, we reserve the right to restrict additional transactions and/or liquidate your account at the next calculated net asset value after your account is closed (less any applicable sales/account charges and/or tax penalties) or take any other action required by law.

Because every investor has different immediate financial needs and long-term investment goals, the Fund offers investors four Classes of shares: Classes A, B, C and D. Class D shares are only offered to a limited group of investors. Each Class of shares offers a distinct structure of sales charges, distribution and service fees, and other features that are designed to address a variety of needs. Your Morgan Stanley Financial Advisor or other authorized financial representative can help you decide which Class may be most appropriate for you. When purchasing Fund shares, you must specify which Class of shares you wish to purchase.

When you buy Fund shares, the shares are purchased at the next share price calculated (less any applicable front-end sales charge for Class A shares) after we receive your purchase order. Your payment is due on the third business day after you place your purchase order. The Fund, in its sole discretion, may waive the minimum initial and additional investment amounts in certain cases. We reserve the right to reject any order for the purchase of Fund shares.


(sidebar)
----------------
EasyInvest(SM)
A purchase plan that allows you to transfer money automatically from your checking or savings account or from a Money Market Fund on a semi-monthly, monthly or quarterly basis. Contact your Morgan Stanley Financial Advisor for further information about this service.
(end sidebar)


MINIMUM INVESTMENT AMOUNTS

--------------------------------------------------------------------------------------------------------
                                                                                   MINIMUM INVESTMENT
                                                                              --------------------------
 INVESTMENT OPTIONS                                                             INITIAL      ADDITIONAL
--------------------------------------------------------------------------------------------------------
  Regular Accounts                                                               $1,000         $100
--------------------------------------------------------------------------------------------------------
  Individual Retirement Account                                                  $1,000         $100
--------------------------------------------------------------------------------------------------------
  Coverdell Education Savings Account                                              $500         $100
--------------------------------------------------------------------------------------------------------
  EasyInvest(SM)
  (Automatically from your checking or savings account or Money Market Fund)       $100*        $100*
--------------------------------------------------------------------------------------------------------


*     Provided your schedule of investments totals $1,000 in twelve months.


There is no minimum investment amount if you purchase Fund shares through: (1) the Investment Manager's mutual fund asset allocation plan; (2) a program, approved by the Fund's distributor, in which you pay an asset-based fee for advisory, administrative and/or brokerage services; (3) the following programs approved by the Fund's distributor: (i) qualified state tuition plans described in Section 529 of the Internal Revenue Code or (ii) certain other investment programs that do not charge an asset-based fee; or (4) employer-sponsored employee benefit plan accounts.


INVESTMENT OPTIONS FOR CERTAIN INSTITUTIONAL AND OTHER INVESTORS/CLASS D SHARES. To be eligible to purchase Class D shares, you must qualify under one of the investor categories specified in the "Share Class Arrangements" section of this Prospectus.

SUBSEQUENT INVESTMENTS SENT DIRECTLY TO THE FUND. In addition to buying additional Fund shares for an existing account by contacting your Morgan Stanley Financial Advisor, you may send a check directly to the Fund. To buy additional shares in this manner:

o Write a "letter of instruction" to the Fund specifying the name(s) on the account, the account number, the social security or tax identification number, the Class of shares you wish to purchase and the investment amount (which would include any applicable front-end sales charge). The letter must be signed by the account owner(s).

o Make out a check for the total amount payable to: Morgan Stanley S&P 500 Index Fund.

o Mail the letter and check to Morgan Stanley Trust at P.O. Box 1040, Jersey City, NJ 07303.

--------------------------------------------------------------------------------
HOW TO EXCHANGE SHARES
[GRAPHIC OMITTED]


PERMISSIBLE FUND EXCHANGES. You may exchange shares of any Class of the Fund for the same Class of any other continuously offered Multi-Class Fund, or for shares of a No-Load Fund, a Money Market Fund or the Limited Duration U.S. Treasury Trust, without the imposition of an exchange fee. In addition, Class A shares of the Fund may be exchanged for shares of an FSC Fund (funds subject to a front-end sales charge). See the inside back cover of this Prospectus for each Morgan Stanley Fund's designation as a Multi-Class Fund, No-Load Fund, Money Market Fund or an FSC Fund. If a Morgan Stanley Fund is not listed, consult the inside back cover of that fund's prospectus for its designation.

Exchanges may be made after shares of the fund acquired by purchase have been held for 30 days. There is no waiting period for exchanges of shares acquired by exchange or dividend reinvestment. The current prospectus for each fund describes its investment objective(s), policies and investment minimum, and should be read before investment. Since exchanges are available only into continuously offered Morgan Stanley Funds, exchanges are not available into any new Morgan Stanley Fund during its initial offering period, or when shares of a particular Morgan Stanley Fund are not being offered for purchase.

EXCHANGE PROCEDURES. You can process an exchange by contacting your Morgan Stanley Financial Advisor or other authorized financial representative. Otherwise, you must forward an exchange privilege authorization form to the Fund's transfer agent--Morgan Stanley Trust--and then write the transfer agent or call (800) 869-NEWS to place an exchange order. You can obtain an exchange privilege authorization form by contacting your Morgan Stanley Financial Advisor or other authorized financial representative or by calling (800) 869-NEWS. If you hold share certificates, no exchanges may be processed until we have received all applicable share certificates.


An exchange to any Morgan Stanley Fund (except a Money Market Fund) is made on the basis of the next calculated net asset values of the funds involved after the exchange instructions are accepted. When exchanging into a Money Market Fund, the Fund's shares are sold at their next calculated net asset value and the Money Market Fund's shares are purchased at their net asset value on the following business day.

The Fund may terminate or revise the exchange privilege upon required notice. The check writing privilege is not available for Money Market Fund shares you acquire in an exchange.

TELEPHONE EXCHANGES. For your protection when calling Morgan Stanley Trust, we will employ reasonable procedures to confirm that exchange instructions communicated over the telephone are genuine. These procedures may include requiring various forms of personal identification such as name, mailing address, social security or other tax identification number. Telephone instructions also may be recorded.


Telephone instructions will be accepted if received by the Fund's transfer agent between 9:00 a.m. and 4:00 p.m. Eastern time on any day the New York Stock Exchange is open for business. During periods of drastic economic or market changes, it is possible that the telephone exchange procedures may be difficult to implement, although this has not been the case with the Fund in the past.

MARGIN ACCOUNTS. If you have pledged your Fund shares in a margin account, contact your Morgan Stanley Financial Advisor or other authorized financial representative regarding restrictions on the exchange of such shares.

TAX CONSIDERATIONS OF EXCHANGES. If you exchange shares of the Fund for shares of another Morgan Stanley Fund there are important tax considerations. For tax purposes, the exchange out of the Fund is considered a sale of the Fund's shares--and the exchange into the other fund is considered a purchase. As a result, you may realize a capital gain or loss.

You should review the "Tax Consequences" section and consult your own tax professional about the tax consequences of an exchange.

LIMITATIONS ON EXCHANGES. Certain patterns of past exchanges and/or purchase or sale transactions involving the Fund or other Morgan Stanley Funds may result in the Fund limiting or prohibiting, at its discretion, additional purchases and/or exchanges. Determinations in this regard may be made based on the frequency or dollar amount of the previous exchanges or purchase or sale transactions. You will be notified in advance of limitations on your exchange privileges.


CDSC CALCULATIONS ON EXCHANGES. See the "Share Class Arrangements" section of this Prospectus for a discussion of how applicable contingent deferred sales charges (CDSCs) are calculated for shares of one Morgan Stanley Fund that are exchanged for shares of another.

For further information regarding exchange privileges, you should contact your Morgan Stanley Financial Advisor or call (800) 869-NEWS.


--------------------------------------------------------------------------------
HOW TO SELL SHARES
[GRAPHIC OMITTED]


You can sell some or all of your Fund shares at any time. If you sell Class A, Class B or Class C shares, your net sale proceeds are reduced by the amount of any applicable CDSC. Your shares will be sold at the next price calculated after we receive your order to sell as described below.



OPTIONS             PROCEDURES
--------------------------------------------------------------------------------------------------------------------------------
Contact Your        To sell your shares, simply call your Morgan Stanley Financial Advisor or other authorized financial
Financial Advisor   representative. Payment will be sent to the address to which the account is registered or deposited in your brokerage account.
--------------------------------------------------------------------------------------------------------------------------------

OPTIONS           PROCEDURES
--------------------------------------------------------------------------------------------------------------------------------
By Letter         You can also sell your shares by writing a "letter of instruction" that includes:

                  o  your account number;
                  o  the name of the Fund;
                  o  the dollar amount or the number of shares you wish to sell;
                  o  the Class of shares you wish to sell; and
                  o  the signature of each owner as it appears on the account.

                  If you are requesting payment to anyone other than the registered owner(s) or that payment be sent to any address other than the address of the registered owner(s) or pre-designated bank account, you will need a signature guarantee. You can obtain a signature guarantee from an eligible guarantor acceptable to Morgan
                  Stanley Trust. (You should contact Morgan Stanley Trust at (800) 869-NEWS for a determination as to whether a particular institution is an eligible guarantor.) A notary public cannot provide a signature guarantee.
                  Additional documentation may be required for shares held by a corporation, partnership, trustee or executor.

                  Mail the letter to Morgan Stanley Trust at P.O. Box 983, Jersey City, NJ 07303. If you hold share certificates, you must return the certificates, along with the letter and any required additional documentation.

                  A check will be mailed to the name(s) and address in which the account is registered, or otherwise according to your instructions.
--------------------------------------------------------------------------------------------------------------------------------
Systematic        If your investment in all of the Morgan Stanley Funds has a total market value of at least $10,000, you may
Withdrawal Plan   elect to withdraw amounts of $25 or more, or in any whole percentage of a fund's balance (provided the amount is at least $25), on a monthly, quarterly, semi-annual or annual basis, from any fund with a balance of at least $1,000. Each time you add a fund to the plan, you must meet the plan requirements.

                  Amounts withdrawn are subject to any applicable CDSC. A CDSC may be waived under certain circumstances. See the
                  Class B waiver categories listed in the "Share Class Arrangements" section of this Prospectus.

                  To sign up for the Systematic Withdrawal Plan, contact your Morgan Stanley Financial Advisor or call (800)
                  869-NEWS. You may terminate or suspend your plan at any time. Please remember that withdrawals from the plan are sales of shares, not Fund "distributions," and ultimately may exhaust your account balance. The Fund may terminate or revise the plan at any time.
--------------------------------------------------------------------------------------------------------------------------------


PAYMENT FOR SOLD SHARES. After we receive your complete instructions to sell as described above, a check will be mailed to you within seven days, although we will attempt to make payment within one business day. Payment may also be sent to your brokerage account.

Payment may be postponed or the right to sell your shares suspended under unusual circumstances. If you request to sell shares that were recently purchased by check, your sale will not be effected until it has been verified that the check has been honored.


TAX CONSIDERATIONS. Normally, your sale of Fund shares is subject to federal and state income tax. You should review the "Tax Consequences" section of this Prospectus and consult your own tax professional about the tax consequences of a sale.

REINSTATEMENT PRIVILEGE. If you sell Fund shares and have not previously exercised the reinstatement privilege, you may, within 35 days after the date of sale, invest any portion of the proceeds in the same Class of Fund shares at their net asset value and receive a pro rata credit for any CDSC paid in connection with the sale.

INVOLUNTARY SALES. The Fund reserves the right, on 60 days' notice, to sell the shares of any shareholder (other than shares held in an IRA or 403(b) Custodial Account) whose shares, due to sales by the shareholder, have a value below $100, or in the case of an account opened through EasyInvest(SM), if after 12 months the shareholder has invested less than $1,000 in the account.

However, before the Fund sells your shares in this manner, we will notify you and allow you 60 days to make an additional investment in an amount that will increase the value of your account to at least the required amount before the sale is processed. No CDSC will be imposed on any involuntary sale.


MARGIN ACCOUNTS. If you have pledged your Fund shares in a margin account, contact your Morgan Stanley Financial Advisor or other authorized financial representative regarding restrictions on the sale of such shares.

(sidebar)
----------------------
TARGETED DIVIDENDS(SM)
You may select to have your Fund distributions automatically invested in other Classes of Fund shares or Classes of another Morgan Stanley Fund that you own. Contact your Morgan Stanley Financial Advisor for further information about this service.
(end sidebar)


--------------------------------------------------------------------------------
DISTRIBUTIONS
[GRAPHIC OMITTED]

The Fund passes substantially all of its earnings from income and capital gains along to its investors as "distributions." The Fund earns income from stocks and interest from fixed-income investments. These amounts are passed along to Fund shareholders as "income dividend distributions." The Fund realizes capital gains whenever it sells securities for a higher price than it paid for them. These amounts may be passed along as "capital gain distributions."

The Fund declares income dividends separately for each Class. Distributions paid on Class A and Class D shares usually will be higher than for Class B and Class C because distribution fees that Class B and Class C pay are higher. Normally, income dividends are distributed to shareholders annually. Capital gains, if any, are usually distributed in December. The Fund, however, may retain and reinvest any long-term capital gains. The Fund may at times make payments from sources other than income or capital gains that represent a return of a portion of your investment.


Distributions are reinvested automatically in additional shares of the same Class and automatically credited to your account, unless you request in writing that all distributions be paid in cash. If you elect the cash option, the Fund will mail a check to you no later than seven business days after the distribution is declared. However, if you purchase Fund shares through a Morgan Stanley Financial Advisor or other authorized financial representative within three business days prior to the record date for the distribution, the distribution will automatically be paid to you in cash, even if you did not request to receive all distributions in cash. No interest will accrue on uncashed checks. If you wish to change how your distributions are paid, your request should be received by the Fund's transfer agent, Morgan Stanley Trust, at least five business days prior to the record date of the distributions.

--------------------------------------------------------------------------------
TAX CONSEQUENCES
[GRAPHIC OMITTED]

As with any investment, you should consider how your Fund investment will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in the Fund.

Unless your investment in the Fund is through a tax-deferred retirement account, such as a 401(k) plan or IRA, you need to be aware of the possible tax consequences when:

o    The Fund makes distributions; and

o    You sell Fund shares, including an exchange to another Morgan Stanley Fund.


TAXES ON DISTRIBUTIONS. Your distributions are normally subject to federal and state income tax when they are paid, whether you take them in cash or reinvest them in Fund shares. A distribution also may be subject to local income tax. Any income dividend distributions and any short-term capital gain distributions are taxable to you as ordinary income. Any long-term capital gain distributions are taxable as long-term capital gains, no matter how long you have owned shares in the Fund. Under recently enacted legislation, ordinary income dividends you receive may be taxed at the same rate as long-term capital gains. However, even if income received in the form of ordinary income dividends is taxed at the same rates as long-term capital gains, such income will not be considered long-term capital gains for other federal income tax purposes. For example, you generally will not be permitted to offset ordinary income dividends with capital losses. Short-term capital gain distributions will continue to be taxed at ordinary income rates.


Every January, you will be sent a statement (IRS Form 1099-DIV) showing the taxable distributions paid to you in the previous year. The statement provides information on your dividends and capital gains for tax purposes.

TAXES ON SALES. Your sale of Fund shares normally is subject to federal and state income tax and may result in a taxable gain or loss to you. A sale also may be subject to local income tax. Your exchange of Fund shares for shares of another Morgan Stanley Fund is treated for tax purposes like a sale of your original shares and a purchase of your new shares. Thus, the exchange may, like a sale, result in a taxable gain or loss to you and will give you a new tax basis for your new shares.


When you open your Fund account, you should provide your Social Security or tax identification number on your investment application. By providing this information, you will avoid being subject to a federal backup withholding tax on taxable distributions and redemption proceeds (as of the date of this Prospectus this rate is 28%). Any withheld amount would be sent to the IRS as an advance payment of your taxes due on your income for such year.



--------------------------------------------------------------------------------
SHARE CLASS ARRANGEMENTS
[GRAPHIC OMITTED]

The Fund offers several Classes of shares having different distribution arrangements designed to provide you with different purchase options according to your investment needs. Your Morgan Stanley Financial Advisor or other authorized financial representative can help you decide which Class may be appropriate for you.

The general public is offered three Classes: Class A shares, Class B shares and Class C shares, which differ principally in terms of sales charges and ongoing expenses. A fourth Class, Class D shares, is offered only to a limited category of investors. Shares that you acquire through reinvested distributions will not be subject to any front-end sales charge or CDSC--contingent deferred sales charge.

Sales personnel may receive different compensation for selling each Class of shares. The sales charges applicable to each Class provide for the distribution financing of shares of that Class.

The chart below compares the sales charge and the annual 12b-1 fees applicable to each Class:


-------------------------------------------------------------------------------------------------------------------------------
 CLASS    SALES CHARGE                                                                               MAXIMUM ANNUAL 12B-1 FEE
-------------------------------------------------------------------------------------------------------------------------------
   A      Maximum 5.25% initial sales charge reduced for purchase of $25,000 or more; shares sold
          without an initial sales charge are generally subject to a 1.0% CDSC during first year.             0.25%
-------------------------------------------------------------------------------------------------------------------------------
   B      Maximum 5.0% CDSC during the first year decreasing to 0% after six years.                           1.00%
-------------------------------------------------------------------------------------------------------------------------------
   C      1.0% CDSC during first year                                                                         1.00%
-------------------------------------------------------------------------------------------------------------------------------
   D      None                                                                                                None
-------------------------------------------------------------------------------------------------------------------------------

CLASS A SHARES Class A shares are sold at net asset value plus an initial sales charge of up to 5.25%. The initial sales charge is reduced for purchases of $25,000 or more according to the schedule below. Investments of $1 million or more are not subject to an initial sales charge, but are generally subject to a contingent deferred sales charge, or CDSC, of 1.0% on sales made within one year after the last day of the month of purchase. The CDSC will be assessed in the same manner and with the same CDSC waivers as with Class B shares. Class A shares are also subject to a distribution (12b-1) fee of up to 0.25% of the average daily net assets of the Class. This fee is lower than the distribution fee paid by Class B or Class C.


The Fund will not accept a purchase order for Class A shares that qualifies for investment in Class D shares.

The offering price of Class A shares includes a sales charge (expressed as a percentage of the public offering price) on a single transaction as shown in the following table:


(sidebar)
-----------------------------
FRONT-END SALES CHARGE OR FSC
An initial sales charge you pay when purchasing Class A shares that is based on a percentage of the offering price. The percentage declines based upon the dollar value of Class A shares you purchase. We offer three ways to reduce your Class A sales charges--the Combined Purchase Privilege, Right of Accumulation and Letter of Intent.
(end sidebar)


---------------------------------------------------------------------------------------
                                                   FRONT-END SALES CHARGE
                                      -------------------------------------------------
                                         PERCENTAGE OF PUBLIC    APPROXIMATE PERCENTAGE
 AMOUNT OF SINGLE TRANSACTION              OFFERING PRICE       OF NET AMOUNT INVESTED
---------------------------------------------------------------------------------------
  Less than $25,000                             5.25%                    5.54%
---------------------------------------------------------------------------------------
  $25,000 but less than $50,000                 4.75%                    4.99%
---------------------------------------------------------------------------------------
  $50,000 but less than $100,000                4.00%                    4.17%
---------------------------------------------------------------------------------------
  $100,000 but less than $250,000               3.00%                    3.09%
---------------------------------------------------------------------------------------
  $250,000 but less than $500,000               2.50%                    2.56%
---------------------------------------------------------------------------------------
  $500,000 but less than $1 million             2.00%                    2.04%
---------------------------------------------------------------------------------------
  $1 million and over                           0.00%                    0.00%
---------------------------------------------------------------------------------------

The reduced sales charge schedule is applicable to purchases of Class A shares in a single transaction by:

o    A single account (including an individual, trust or fiduciary account).

o Family member accounts (limited to husband, wife and children under the age of 21).

o Pension, profit sharing or other employee benefit plans of companies and their affiliates.

o    Tax-exempt organizations.

o    Groups organized for a purpose other than to buy mutual fund shares.

COMBINED PURCHASE PRIVILEGE. You also will have the benefit of reduced sales charges by combining purchases of Class A shares of the Fund in a single transaction with purchases of Class A shares of other Multi-Class Funds and shares of FSC Funds.


RIGHT OF ACCUMULATION. You also may benefit from a reduction of sales charges if the cumulative net asset value of Class A shares of the Fund purchased in a single transaction, together with shares of other Morgan Stanley Funds you currently own which were previously purchased at a price including a front-end sales charge (or Class A shares purchased at $1 million or more), and shares acquired through reinvestment of distributions, amounts to $25,000 or more. Also, if you have a cumulative net asset value of all your Class A and Class D shares equal to at least $5 million (or $25 million for certain employee benefit plans), you are eligible to purchase Class D shares of any fund subject to the fund's minimum initial investment requirement.


You must notify your Morgan Stanley Financial Advisor or other authorized financial representative (or Morgan Stanley Trust if you purchase directly through the Fund) at the time a purchase order is placed, that the purchase qualifies for the reduced sales charge under the Right of Accumulation. Similar notification must be made in writing when an order is placed by mail. The reduced sales charge will not be granted if: (i) notification is not furnished at the time of the order; or (ii) a review of the records of Morgan Stanley DW Inc. ("Morgan Stanley DW") or other authorized dealer of Fund shares or the Fund's transfer agent does not confirm your represented holdings.

LETTER OF INTENT. The schedule of reduced sales charges for larger purchases also will be available to you if you enter into a written "Letter of Intent." A Letter of Intent provides for the purchase of Class A shares of the Fund or other Multi-Class Funds or shares of FSC Funds within a 13-month period. The initial purchase under a Letter of Intent must be at least 5% of the stated investment goal. To determine the applicable sales charge reduction, you may also include: (1) the cost of shares of other Morgan Stanley Funds which were previously purchased at a price including a front-end sales charge during the 90-day period prior to the distributor receiving the Letter of Intent, and (2) the cost of shares of other funds you currently own acquired in exchange for shares of funds purchased during that period at a price including a front-end sales charge. You can obtain a Letter of Intent by contacting your Morgan Stanley Financial Advisor or other authorized financial representative, or by calling (800) 869-NEWS. If you do not achieve the stated investment goal within the 13-month period, you are required to pay the difference between the sales charges otherwise applicable and sales charges actually paid, which may be deducted from your investment.


OTHER SALES CHARGE WAIVERS. In addition to investments of $1 million or more, your purchase of Class A shares is not subject to a front-end sales charge (or a CDSC upon sale) if your account qualifies under one of the following categories:


o A trust for which a banking affiliate of the Investment Manager provides discretionary trustee services.

o Persons participating in a fee-based investment program (subject to all of its terms and conditions, including termination fees, and mandatory sale or transfer restrictions on termination) approved by the Fund's distributor, pursuant to which they pay an asset based fee for investment advisory, administrative and/or brokerage services.


o Qualified state tuition plans described in Section 529 of the Internal Revenue Code and donor-advised charitable gift funds (subject to all applicable terms and conditions) and certain other investment programs that do not charge an asset-based fee and have been approved by the Fund's distributor.

o Employer-sponsored employee benefit plans, whether or not qualified under the Internal Revenue Code, for which (i) Morgan Stanley Trust serves as trustee, (ii) Morgan Stanley's Retirement Plan Services serves as recordkeeper under a written Recordkeeping Services Agreement or (iii) an entity independent from Morgan Stanley serves as recordkeeper under an alliance or similar agreement with Morgan Stanley's Retirement Plan Services (together, "Morgan Stanley Eligible Plans"), provided that, in the case of (i) and (ii) above, any such plan has at least 200 eligible employees.

o A Morgan Stanley Eligible Plan whose Class B shares have converted to Class A shares, regardless of the plan's asset size or number of eligible employees.


o Insurance company separate accounts that have been approved by the Fund's distributor.

o A client of a Morgan Stanley Financial Advisor who joined us from another investment firm within six months prior to the date of purchase of Fund shares, and who used the proceeds from the sale of shares of a proprietary mutual fund of that Financial Advisor's previous firm that imposed either a front-end or deferred sales charge to purchase Class A shares, provided that: (1) the client sold the shares not more than 60 days prior to purchase, and (2) the sale proceeds were maintained in the interim in cash or a Money Market Fund.

o Current or retired Directors or Trustees of the Morgan Stanley Funds, such persons' spouses and children under the age of 21, and trust accounts for which any of such persons is a beneficiary.

o Current or retired directors, officers and employees of Morgan Stanley and any of its subsidiaries, such persons' spouses and children under the age of 21, and trust accounts for which any of such persons is a beneficiary.

CLASS B SHARES Class B shares are offered at net asset value with no initial sales charge but are subject to a contingent deferred sales charge, or CDSC, as set forth in the table below. For the purpose of calculating the CDSC, shares are deemed to have been purchased on the last day of the month during which they were purchased.

(sidebar)
----------------------------------------
CONTINGENT DEFERRED SALES CHARGE OR CDSC
A fee you pay when you sell shares of certain Morgan Stanley Funds purchased without an initial sales charge. This fee declines the longer you hold your shares as set forth in the table.
(end sidebar)


--------------------------------------------------------------------------------
 YEAR SINCE PURCHASE PAYMENT MADE       CDSC AS A PERCENTAGE OF AMOUNT REDEEMED
--------------------------------------------------------------------------------
  First                                                     5.0%
--------------------------------------------------------------------------------
  Second                                                    4.0%
--------------------------------------------------------------------------------
  Third                                                     3.0%
--------------------------------------------------------------------------------
  Fourth                                                    2.0%
--------------------------------------------------------------------------------
  Fifth                                                     2.0%
--------------------------------------------------------------------------------
  Sixth                                                     1.0%
--------------------------------------------------------------------------------
  Seventh and thereafter                                    None
--------------------------------------------------------------------------------

Each time you place an order to sell or exchange shares, shares with no CDSC will be sold or exchanged first, then shares with the lowest CDSC will be sold or exchanged next. For any shares subject to a CDSC, the CDSC will be assessed on an amount equal to the lesser of the current market value or the cost of the shares being sold.

The Fund will generally not accept a purchase order for Class B shares in the amount of $100,000 or more.

CDSC WAIVERS. A CDSC, if otherwise applicable, will be waived in the case of:

o Sales of shares held at the time you die or become disabled (within the definition in Section 72(m)(7) of the Internal Revenue Code which relates to the ability to engage in gainful employment), if the shares are: (i) registered either in your name (not a trust) or in the names of you and your spouse as joint tenants with right of survivorship; or (ii) held in a qualified corporate or self-employed retirement plan, IRA or 403(b) Custodial Account, provided in either case that the sale is requested within one year of your death or initial determination of disability.

o Sales in connection with the following retirement plan "distributions": (i) lump-sum or other distributions from a qualified corporate or self-employed retirement plan following retirement (or, in the case of a "key employee" of a "top heavy" plan, following attainment of age 591/2); (ii) distributions from an IRA or 403(b) Custodial Account following attainment of age 591/2; or (iii) a tax-free return of an excess IRA contribution (a "distribution" does not include a direct transfer of IRA, 403(b) Custodial Account or retirement plan assets to a successor custodian or trustee).

o    Sales of shares held for you as a participant in a Morgan Stanley Eligible
     Plan.

o Sales of shares in connection with the Systematic Withdrawal Plan of up to 12% annually of the value of each fund from which plan sales are made. The percentage is determined on the date you establish the Systematic Withdrawal Plan and based on the next calculated share price. You may have this CDSC waiver applied in amounts up to 1% per month, 3% per quarter, 6% semi-annually or 12% annually. Shares with no CDSC will be sold first, followed by those with the lowest CDSC. As such, the waiver benefit will be reduced by the amount of your shares that are not subject to a

     CDSC. If you suspend your participation in the plan, you may later resume plan payments without requiring a new determination of the account value for the 12% CDSC waiver.

o Sales of shares if you simultaneously invest the proceeds in the Investment Manager's mutual fund asset allocation program, pursuant to which investors pay an asset-based fee. Any shares you acquire in connection with the Investment Manager's mutual fund asset allocation program are subject to all of the terms and conditions of that program, including termination fees, and mandatory sale or transfer restrictions on termination.


All waivers will be granted only following the Fund's distributor receiving confirmation of your entitlement. If you believe you are eligible for a CDSC waiver, please contact your Morgan Stanley Financial Advisor or other authorized financial representative or call (800) 869-NEWS.


DISTRIBUTION FEE. Class B shares are also subject to an annual distribution (12b-1) fee of 1.0% of the average daily net assets of Class B shares. This fee is higher than the annual distribution fee paid by Class A.


CONVERSION FEATURE. After 10 years, Class B shares will convert automatically to Class A shares of the Fund with no initial sales charge. The ten year period runs from the last day of the month in which the shares were purchased, or in the case of Class B shares acquired through an exchange, from the last day of the month in which the original Class B shares were purchased; the shares will convert to Class A shares based on their relative net asset values in the month following the ten year period. At the same time, an equal proportion of Class B shares acquired through automatically reinvested distributions will convert to Class A shares on the same basis. (Class B shares acquired in exchange for shares of another Morgan Stanley Fund originally purchased before May 1, 1997, however, will convert to Class A shares in May 2007.)


In the case of Class B shares held in a Morgan Stanley Eligible Plan, the plan is treated as a single investor and all Class B shares will convert to Class A shares on the conversion date of the Class B shares of a Morgan Stanley Fund purchased by that plan.

Currently, the Class B share conversion is not a taxable event; the conversion feature may be cancelled if it is deemed a taxable event in the future by the Internal Revenue Service.


If you exchange your Class B shares for shares of a Money Market Fund, a No-Load Fund or the Limited Duration U.S. Treasury Trust, the holding period for conversion is frozen as of the last day of the month of the exchange and resumes on the last day of the month you exchange back into Class B shares.


EXCHANGING SHARES SUBJECT TO A CDSC. There are special considerations when you exchange Fund shares that are subject to a CDSC. When determining the length of time you held the shares and the corresponding CDSC rate, any period (starting at the end of the month) during which you held shares of a fund that does not charge a CDSC will not be counted. Thus, in effect the "holding period" for purposes of calculating the CDSC is frozen upon exchanging into a fund that does not charge a CDSC.

For example, if you held Class B shares of the Fund for one year, exchanged to Class B of another Morgan Stanley Multi-Class Fund for another year, then sold your shares, a CDSC rate of 4% would be imposed on the shares based on a two year holding period--one year for each fund. However, if you had exchanged the shares of the Fund for a Money Market Fund (which does not charge a CDSC) instead of the Multi-Class Fund, then sold your shares, a CDSC rate of 5% would be imposed on the shares based on a one year holding period. The one year in the Money Market Fund would not be counted. Nevertheless, if shares subject to a CDSC are exchanged for a fund that does not charge a CDSC, you will receive a credit when you sell the shares equal to the distribution (12b-1) fees you paid on those shares while in that fund up to the amount of any applicable CDSC.

In addition, shares that are exchanged into or from a Morgan Stanley Fund subject to a higher CDSC rate will be subject to the higher rate, even if the shares are re-exchanged into a fund with a lower CDSC rate.


CLASS C SHARES Class C shares are sold at net asset value with no initial sales charge, but are subject to a CDSC of 1.0% on sales made within one year after the last day of the month of purchase. The CDSC will be assessed in the same manner and with the same CDSC waivers as with Class B shares. The Fund will not accept a purchase order for Class C Shares in the amount of $1 million or more.


DISTRIBUTION FEE. Class C shares are subject to an annual distribution (12b-1) fee of up to 1.0% of the average daily net assets of that Class. This fee is higher than the annual distribution fee paid by Class A. Unlike Class B shares, Class C shares have no conversion feature and, accordingly, an investor that purchases Class C shares may be subject to distribution (12b-1) fees applicable to Class C shares for an indefinite period.

CLASS D SHARES Class D shares are offered without any sales charge on purchases or sales and without any distribution (12b-1) fee. Class D shares are offered only to investors meeting an initial investment minimum of $5 million ($25 million for Morgan Stanley Eligible Plans) and the following categories of investors:

o Investors participating in the Investment Manager's mutual fund asset allocation program (subject to all of its terms and conditions, including termination fees, and mandatory sale or transfer restrictions on termination) pursuant to which they pay an asset-based fee.

o Persons participating in a fee-based investment program (subject to all of its terms and conditions, including termination fees, and mandatory sale or transfer restrictions on termination) approved by the Fund's distributor pursuant to which they pay an asset based fee for investment advisory, administrative and/or brokerage services. With respect to Class D shares held through the Morgan Stanley Choice Program, at such time as those Fund shares are no longer held through the program, the shares will be automatically converted into Class A shares (which are subject to higher expenses than Class D shares) based on the then current relative net asset values of the two Classes.

o Certain investment programs that do not charge an asset-based fee and have been approved by the Fund's distributor.

o Employee benefit plans maintained by Morgan Stanley or any of its subsidiaries for the benefit of certain employees of Morgan Stanley and its subsidiaries.

o Certain unit investment trusts sponsored by Morgan Stanley DW or its affiliates.

o Certain other open-end investment companies whose shares are distributed by the Fund's distributor.

o Investors who were shareholders of the Dean Witter Retirement Series on September 11, 1998 for additional purchases for their former Dean Witter Retirement Series accounts.

A purchase order that meets the requirements for investment in Class D can be made only in Class D shares.

Class D shares are not offered for investments made through Section 529 plans, donor-advised charitable gift funds and insurance company separate accounts that have been approved by the Fund's distributor (regardless of the size of the investment).

MEETING CLASS D ELIGIBILITY MINIMUMS. To meet the $5 million ($25 million for Morgan Stanley Eligible Plans) initial investment to qualify to purchase Class D shares you may combine: (1) purchases in a single transaction of Class D shares of the Fund and other Morgan Stanley Multi-Class Funds; and/or (2) previous purchases of Class A and Class D shares of Multi-Class Funds and shares of FSC Funds you currently own, along with shares of Morgan Stanley Funds you currently own that you acquired in exchange for those shares.

NO SALES CHARGES FOR REINVESTED CASH DISTRIBUTIONS If you receive a cash payment representing an income dividend or capital gain and you reinvest that amount in the applicable Class of shares by returning the check within 30 days of the payment date, the purchased shares would not be subject to an initial sales charge or CDSC.

PLAN OF DISTRIBUTION (RULE 12b-1 FEES) The Fund has adopted a Plan of Distribution in accordance with Rule 12b-1 under the Investment Company Act of 1940 with respect to the distribution of Class A, Class B and Class C shares. (Class D shares are offered without any distribution fee.) The Plan allows the Fund to pay distribution fees for the sale and distribution of these shares. It also allows the Fund to pay for services to shareholders of Class A, Class B and Class C shares. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment in these Classes and may cost you more than paying other types of sales charges.

Financial Highlights

The financial highlights table is intended to help you understand the Fund's financial performance for the periods indicated. Certain information reflects financial results for a single Fund share throughout each period. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions).


This information has been audited by Deloitte & Touche LLP, independent auditors, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.


CLASS A SHARES



-------------------------------------------------------------------------------------------------------------------------------
FOR THE YEAR ENDED AUGUST 31,                             2003            2002            2001            2000           1999
-------------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA:
Net asset value, beginning of period                     $ 9.91          $12.17          $16.20          $14.05         $10.18
                                                         ------          ------          ------          ------         ------
Income (loss) from investment operations:
  Net investment income[+/+]                               0.11            0.08            0.08            0.08           0.10
  Net realized and unrealized gain (loss)                  1.01           (2.34)          (4.11)           2.10           3.85
                                                         ------          ------          ------          ------         ------
Total income (loss) from investment operations             1.12           (2.26)          (4.03)           2.18           3.95
                                                         ------          ------          ------          ------         ------
Less dividends and distributions from:
  Net investment income                                   (0.06)             --              --              --          (0.07)
  Net realized gain                                          --              --              --           (0.03)         (0.01)
                                                         ------          ------          ------          ------         ------
Total dividends and distributions                         (0.06)             --              --           (0.03)         (0.08)
                                                         ------          ------          ------          ------         ------
Net asset value, end of period                           $10.97           $9.91          $12.17          $16.20         $14.05
-------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN+                                             11.36%         (18.57)%        (24.83)%         15.49%         38.82%
-------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(1, 2):
Expenses                                                   0.70%           0.73%           0.69%           0.75%          0.73%
Net investment income                                      1.11%           0.73%           0.59%           0.49%          0.72%
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands                $233,233        $160,949        $159,099        $183,085        $99,140
Portfolio turnover rate                                       2%             12%              4%              5%             5%
-------------------------------------------------------------------------------------------------------------------------------




[+/+] The per share amounts were computed using an average number of shares outstanding during the period.

+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

(1) If the Fund had borne all of its expenses that were reimbursed or waived by the Investment Manager, the annualized expense and net investment income ratios would have been as follows:



                                    Expense   Net Investment
                 Period Ended        Ratio     Income Ratio
                 ------------        -----     ------------
                 August 31, 2003     0.82%       0.99%
                 August 31, 2002     0.80%       0.66%
                 August 31, 2001     0.72%       0.56%
                 August 31, 2000     0.76%       0.48%
                 August 31, 1999     0.81%       0.64%



(2) Reflects overall Fund ratios for investment income and non-class specific expenses.

CLASS B SHARES



--------------------------------------------------------------------------------------------------------------------
FOR THE YEAR ENDED AUGUST 31,                           2003         2002          2001          2000          1999
--------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA:
Net asset value, beginning of period                   $ 9.60       $11.88        $15.94        $13.93        $10.13
                                                       ------       ------        ------        ------        ------
Income (loss) from investment operations:
  Net investment income (loss)[+/+]                      0.03        (0.01)        (0.03)        (0.04)        (0.01)
  Net realized and unrealized gain (loss)                0.97        (2.27)        (4.03)         2.08          3.83
                                                       ------       ------        ------        ------        ------
Total income (loss) from investment operations           1.00        (2.28)        (4.06)         2.04          3.82
                                                       ------       ------        ------        ------        ------
Less dividends and distributions from:
  Net investment income                                    --           --            --            --         (0.01)
  Net realized gain                                        --           --            --         (0.03)        (0.01)
                                                       ------       ------        ------        ------        ------
Total dividends and distributions                          --           --            --         (0.03)        (0.02)
                                                       ------       ------        ------        ------        ------
Net asset value, end of period                         $10.60        $9.60        $11.88        $15.94        $13.93
--------------------------------------------------------------------------------------------------------------------
TOTAL RETURN+                                           10.42%      (19.19)%      (25.47)%       14.69%        37.68%
--------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS1, 2:
Expenses                                                 1.50%        1.50%         1.50%         1.50%         1.50%
Net investment income (loss)                             0.31%       (0.04)%       (0.22)%       (0.26)%       (0.05)%
SUPPLEMENTAL DATA:
Net assets, end of period, in millions                 $1,160       $1,169        $1,544        $2,036        $1,588
Portfolio turnover rate                                     2%          12%            4%            5%            5%
--------------------------------------------------------------------------------------------------------------------




[+/+] The per share amounts were computed using an average number of shares outstanding during the period.

+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

(1) If the Fund had borne all of its expenses that were reimbursed or waived by the Investment Manager, the annualized expense and net investment income (loss) ratios would have been as follows:



                                      Expense     Net Investment
                 Period Ended          Ratio    Income (Loss) Ratio
                 ------------          -----    -------------------
                 August 31, 2003       1.62%         0.19%
                 August 31, 2002       1.57%        (0.11)%
                 August 31, 2001       1.53%        (0.25)%
                 August 31, 2000       1.51%        (0.27)%
                 August 31, 1999       1.58%        (0.13)%



(2) Reflects overall Fund ratios for investment income and non-class specific expenses.

CLASS C SHARES



--------------------------------------------------------------------------------------------------------------------------------
FOR THE YEAR ENDED AUGUST 31,                             2003           2002            2001            2000            1999
--------------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA:
Net asset value, beginning of period                     $ 9.60         $11.88          $15.94          $13.93          $10.13
                                                         ------         ------          ------          ------          ------
Income (loss) from investment operations:
  Net investment income (loss)[+/+]                        0.03           0.00           (0.03)          (0.04)          (0.01)
  Net realized and unrealized gain (loss)                  0.97          (2.28)          (4.03)           2.08            3.83
                                                         ------         ------          ------          ------          ------
Total income (loss) from investment operations             1.00          (2.28)          (4.06)           2.04            3.82
                                                         ------         ------          ------          ------          ------
Less dividends and distributions from:
  Net investment income                                      --             --              --              --           (0.01)
  Net realized gain                                          --             --              --           (0.03)          (0.01)
                                                         ------         ------          ------          ------          ------
Total dividends and distributions                            --             --              --           (0.03)          (0.02)
                                                         ------         ------          ------          ------          ------
Net asset value, end of period                           $10.60          $9.60          $11.88          $15.94          $13.93
--------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN+                                             10.42%        (19.19)%        (25.47)%         14.69%          37.70%
--------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(1, 2):
Expenses                                                   1.49%          1.49%           1.50%           1.50%           1.50%
Net investment income (loss)                               0.32%         (0.03)%         (0.22)%         (0.26)%         (0.05)%
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands                $160,963       $146,615        $168,751        $211,446        $143,092
Portfolio turnover rate                                       2%            12%              4%              5%              5%
--------------------------------------------------------------------------------------------------------------------------------




[+/+] The per share amounts were computed using an average number of shares outstanding during the period.

+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

(1) If the Fund had borne all of its expenses that were reimbursed or waived by the Investment Manager, the annualized expense and net investment income (loss) ratios would have been as follows:



                                                       Net Investment
                Period Ended         Expense Ratio  Income (Loss) Ratio
                ------------         -------------  -------------------
                August 31, 2003          1.61%            0.20%
                August 31, 2002          1.56%           (0.10)%
                August 31, 2001          1.53%           (0.25)%
                August 31, 2000          1.51%           (0.27)%
                August 31, 1999          1.58%           (0.13)%



(2) Reflects overall Fund ratios for investment income and non-class specific expenses.

CLASS D SHARES



-------------------------------------------------------------------------------------------------------------------------------
FOR THE YEAR ENDED AUGUST 31,                             2003            2002            2001           2000           1999
-------------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA:
Net asset value, beginning of period                     $10.00          $12.26          $16.28         $14.09         $10.20
                                                         ------          ------          ------         ------         ------
Income (loss) from investment operations:
  Net investment income[+/+]                               0.13            0.11            0.11           0.11           0.13
  Net realized and unrealized gain (loss)                  1.02           (2.37)          (4.13)          2.11           3.85
                                                         ------          ------          ------         ------         ------
Total income (loss) from investment operations             1.15           (2.26)          (4.02)          2.22           3.98
                                                         ------          ------          ------         ------         ------
Less dividends and distributions from:
  Net investment income                                   (0.09)             --              --             --          (0.08)
  Net realized gain                                          --              --              --          (0.03)         (0.01)
                                                         ------          ------          ------         ------         ------
Total dividends and distributions                         (0.09)             --              --          (0.03)         (0.09)
                                                         ------          ------          ------         ------         ------
Net asset value, end of period                           $11.06          $10.00          $12.26         $16.28         $14.09
-------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN+                                             11.59%         (18.43)%        (24.69)%        15.81%         39.13%
-------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(1, 2):
Expenses                                                   0.50%           0.50%           0.50%          0.50%          0.50%
Net investment income                                      1.31%           0.96%           0.78%          0.74%          0.95%
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands                $180,322        $135,611        $118,378        $92,304        $16,538
Portfolio turnover rate                                       2%             12%              4%             5%             5%
-------------------------------------------------------------------------------------------------------------------------------



[+/+] The per share amounts were computed using an average number of shares outstanding during the period.

+ Calculated based on the net asset value as of the last business day of the period.

(1) If the Fund had borne all of its expenses that were reimbursed or waived by the Investment Manager, the annualized expense and net investment income ratios would have been as follows:




                                      Expense   Net Investment
                 Period Ended          Ratio     Income Ratio
                 ------------          -----     ------------
                 August 31, 2003       0.62%       1.19%
                 August 31, 2002       0.57%       0.89%
                 August 31, 2001       0.53%       0.75%
                 August 31, 2000       0.51%       0.73%
                 August 31, 1999       0.58%       0.87%



(2) Reflects overall Fund ratios for investment income and non-class specific expenses.

Notes




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26

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                                                                              27

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28

Morgan Stanley Funds


------------------------                    ------------------------                  ------------------------
GLOBAL/INTERNATIONAL FUNDS                  GROWTH + INCOME FUNDS                     SPECIALTY FUNDS

European Growth Fund                        Allocator Fund                            Biotechnology Fund
Fund of Funds - International Portfolio     Balanced Growth Fund                      Financial Services Trust
Global Advantage Fund                       Balanced Income Fund                      Global Utilities Fund
Global Dividend Growth Securities           Convertible Securities Trust              Health Sciences Trust
International Fund                          Dividend Growth Securities                Information Fund
International SmallCap Fund                 Equity Fund                               Natural Resource Development Securities
International Value Equity Fund             Fund of Funds - Domestic Portfolio        Real Estate Fund
Japan Fund                                  Fundamental Value Fund                    Utilities Fund
Latin American Growth Fund                  Income Builder Fund
Pacific Growth Fund                         Mid-Cap Value Fund
                                            S&P 500 Index Fund                        ------------------------
                                            Strategist Fund                           TAX-FREE INCOME FUNDS
------------------------                    Total Market Index Fund
GROWTH FUNDS                                Total Return Trust                        California Tax-Free Daily Income Trust(MM)
                                            Value Fund                                California Tax-Free Income Fund
Aggressive Equity Fund                      Value-Added Market Series -               Hawaii Municipal Trust(FSC)
American Opportunities Fund                  Equity Portfolio                         Limited Term Municipal Trust(NL)
Capital Opportunities Trust                                                           Multi-State Municipal Series Trust(FSC)
Developing Growth Securities Trust                                                    New York Municipal Money Market Trust(MM)
Growth Fund                                 ------------------------                  New York Tax-Free Income Fund
KLD Social Index Fund                       INCOME FUNDS                              Tax-Exempt Securities Trust
Market Leader Trust                                                                   Tax-Free Daily Income Trust(MM)
Nasdaq-100 Index Fund                       Federal Securities Trust
New Discoveries Fund                        Flexible Income Trust
Next Generation Trust                       High Yield Securities
Small-Mid Special Value Fund                Limited Duration Fund(NL)
Special Growth Fund                         Limited Duration U.S. Treasury Trust
Special Value Fund                          Liquid Asset Fund(MM)
                                            Quality Income Trust
                                            U.S. Government Money Market Trust(MM)
                                            U.S. Government Securities Trust



There may be funds created or terminated after this Prospectus was published. Please consult the inside back cover of a new fund's prospectus for its designation, e.g., Multi-Class Fund or Money Market Fund.


Unless otherwise noted, each listed Morgan Stanley Fund, except for North American Government Income Trust and Limited Duration U.S. Treasury Trust, is a Multi-Class Fund. A Multi-Class Fund is a mutual fund offering multiple Classes of shares. The other types of funds are: NL--No-Load (Mutual) Fund; MM--Money Market Fund; FSC--A mutual fund sold with a front-end sales charge and a distribution (12b-1) fee.

Additional information about the Fund's investments is available in the Fund's Annual and Semi-Annual Reports to Shareholders. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. The Fund's Statement of Additional Information also provides additional information about the Fund. The Statement of Additional Information is incorporated herein by reference (legally is part of this Prospectus). For a free copy of any of these documents, to request other information about the Fund, or to make shareholder inquiries, please call: (800) 869-NEWS

You also may obtain information about the Fund by calling your Morgan Stanley Financial Advisor or by visiting our Internet site at:
WWW.MORGANSTANLEY.COM/FUNDS

Information about the Fund (including the Statement of Additional Information) can be viewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information about the Reference Room's operations may be obtained by calling the SEC at (202) 942-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site (www.sec.gov), and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.

TICKER SYMBOLS
---------------   ---------------
CLASS A: SPIAX    CLASS B: SPIBX
---------------   ---------------
CLASS C: SPICX    CLASS D: SPIDX
---------------   ---------------

(THE FUND'S INVESTMENT COMPANY ACT FILE NO. IS 811-8265)

Investments and services offered through Morgan Stanley DW Inc., member SIPC. Morgan Stanley Distributors Inc., member NASD.


(Copy Right) 2003 Morgan Stanley

[MORGAN STANLEY LOGO]


CLF# 36007PRO

MORGAN STANLEY FUNDS


                                                                  Morgan Stanley
                                                              S&P 500 Index Fund


                                                                   3600710/03


A mutual fund that seeks to provide investment results that, before expenses, correspond to the total return (i.e., the combination of capital changes and income) of the Standard & Poor's 500 Composite Stock Price Index






[MORGAN STANLEY LOGO]

                                                                      Propspects
                                                                October 30, 2003

STATEMENT OF ADDITIONAL INFORMATION                               MORGAN STANLEY
                                                              S&P 500 INDEX FUND
OCTOBER 30, 2003
--------------------------------------------------------------------------------



     This Statement of Additional Information is not a prospectus. The Prospectus (dated October 30, 2003) for the Morgan Stanley S&P 500 Index Fund may be obtained without charge from the Fund at its address or telephone number listed below or from Morgan Stanley DW Inc. at any of its branch offices.





Morgan Stanley
S&P 500 Index Fund
1221 Avenue of the Americas
New York, New York 10020
(800) 869-NEWS

TABLE OF CONTENTS
--------------------------------------------------------------------------------


I.    Fund History .......................................................................... 4
II.   Description of the Fund and Its Investments and Risks ................................. 4
          A. Classification ................................................................. 4
          B. Investment Strategies and Risks ................................................ 4
          C. Fund Policies/Investment Restrictions .......................................... 7
III.  Management of the Fund ................................................................ 9
          A. Board of Trustees .............................................................. 9
          B. Management Information ......................................................... 9
          C. Compensation ...................................................................15
IV.   Control Persons and Principal Holders of Securities ...................................18
V.    Investment Management and Other Services ..............................................18
          A. Investment Manager .............................................................18
          B. Principal Underwriter ..........................................................19
          C. Services Provided by the Investment Manager ....................................19
          D. Dealer Reallowances ............................................................20
          E. Rule 12b-1 Plan ................................................................20
          F.  Litigation Involving the Investment Manager and Distributor....................24
          G.  Other Service Providers .......................................................24
          H.  Codes of Ethics ...............................................................25
VI.   Brokerage Allocation and Other Practices ..............................................25
          A. Brokerage Transactions .........................................................25
          B. Commissions ....................................................................25
          C. Brokerage Selection ............................................................26
          D. Directed Brokerage .............................................................26
          E. Regular Broker-Dealers .........................................................26
VII.  Capital Stock and Other Securities ....................................................27
VIII. Purchase, Redemption and Pricing of Shares ............................................27
          A. Purchase/Redemption of Shares ..................................................27
          B. Offering Price .................................................................28
IX.   Taxation of the Fund and Shareholders .................................................29
X.    Underwriters ..........................................................................31
XI.   Calculation of Performance Data .......................................................31
XII.  Financial Statements ..................................................................33
XIII. Morgan Stanley Investment Management Proxy Voting Policy and Procedures........Appendix A

                       GLOSSARY OF SELECTED DEFINED TERMS


     The terms defined in this glossary are frequently used in this Statement of Additional Information (other terms used occasionally are defined in the text of the document).

     "Custodian" - The Bank of New York.

     "Distributor" - Morgan Stanley Distributors Inc., a wholly-owned broker-dealer subsidiary of Morgan Stanley.

     "Financial Advisors" - Morgan Stanley authorized financial services representatives.

     "Fund" - Morgan Stanley S&P 500 Index Fund, a registered open-end investment company.


     "Independent Trustees" - Trustees who are not "interested persons" (as defined by the Investment Company Act of 1940, as amended ("Investment Company Act")) of the Fund.


     "Investment Manager" - Morgan Stanley Investment Advisors Inc., a wholly-owned investment advisor subsidiary of Morgan Stanley.

     "Morgan Stanley & Co." - Morgan Stanley & Co. Incorporated, a wholly-owned broker-dealer subsidiary of Morgan Stanley.

     "Morgan Stanley DW" - Morgan Stanley DW Inc., a wholly-owned broker-dealer subsidiary of Morgan Stanley.

     "Morgan Stanley Funds" - Registered investment companies for which the Investment Manager serves as the investment advisor and that hold themselves out to investors as related companies for investment and investor services.

     "Morgan Stanley Services" - Morgan Stanley Services Company Inc., a wholly-owned fund services subsidiary of the Investment Manager.

     "Transfer Agent" - Morgan Stanley Trust, a wholly-owned transfer agent subsidiary of Morgan Stanley.

     "Trustees" - The Board of Trustees of the Fund.

I. FUND HISTORY
--------------------------------------------------------------------------------

     The Fund was organized as a Massachusetts business trust, under a Declaration of Trust, on June 18, 1997, under the name Dean Witter S&P 500 Index Fund. Effective June 22, 1998, the Fund's name was changed to Morgan Stanley Dean Witter S&P 500 Index Fund. Effective June 18, 2001, the Fund's name was changed to Morgan Stanley S&P 500 Index Fund.


II. DESCRIPTION OF THE FUND AND ITS INVESTMENTS AND RISKS
--------------------------------------------------------------------------------

A. CLASSIFICATION


     The Fund is an open-end, diversified management investment company whose investment objective is to seek to provide investment results that, before expenses, correspond to the total return (i.e., the combination of capital changes and income) of the Standard & Poor's(Reg. TM) 500 Composite Stock Price Index ("S&P 500 Index").


B. INVESTMENT STRATEGIES AND RISKS

     The following discussion of the Fund's investment strategies and risks should be read with the sections of the Fund's Prospectus titled "Principal Investment Strategies," "Principal Risks," "Additional Investment Strategy Information" and "Additional Risk Information."

     ADDITIONAL INFORMATION CONCERNING THE S&P 500 INDEX. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies Inc. ("S&P"). S&P makes no representation or warranty, express or implied, to the owners of shares of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the Fund is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to the Fund. S&P has no obligation to take the needs of the Fund or the owners of shares of the Fund into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Fund or the timing of the issuance of sale of shares of the Fund. S&P has no obligation or liability in connection with the administration, marketing or trading of the Fund.

     S&P does not guarantee the accuracy and/or the completeness of the S&P 500 Index or any data included therein and S&P shall have no liability for any errors, omissions, or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by the Fund, owners of shares of the Fund, or any other person or entity from the use of the S&P 500 Index or any data included therein. S&P makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P 500 Index or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.

     STOCK INDEX FUTURES TRANSACTIONS. The Fund may invest in stock index futures.

     A futures contract purchaser incurs an obligation to take delivery of a specified amount of the obligation underlying the contract at a specified time in the future for a specified price. A seller of a futures contract incurs an obligation to deliver the specified amount of the underlying obligation at a specified time in return for an agreed upon price.

     Index futures contracts provide for the delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the open or close of the last trading day of the contract and the futures contract price. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of the specific type of security and the same delivery date. If the sale price exceeds the offsetting purchase price, the seller would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller would pay the difference and would realize a loss. Similarly, a futures contract purchase is closed out by effecting a futures contract sale for the same aggregate amount of the specific type of security and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss. There is no assurance that the Fund will be able to enter into a closing transaction.

     Margin. If the Fund enters into a futures contract, it is initially required to deposit an "initial margin" of cash, U.S. government securities or other liquid portfolio securities ranging from approximately 2% to 5% of the contract amount. Initial margin requirements are established by the exchanges on which futures contracts trade and may, from time to time, change. In addition, brokers may establish margin deposit requirements in excess of those required by the exchanges.


     Initial margin in futures transactions is different from margin in securities transactions in that initial margin does not involve the borrowing of funds by a broker's client but is, rather, a good faith deposit on the futures contract which will be returned to the Fund upon the proper termination of the futures contract. The margin deposits made are marked-to-market daily and the Fund may be required to make subsequent deposits of cash, U.S. government securities or other liquid portfolio securities, called "variation margin," which are reflective of price fluctuations in the futures contract.

     Limitations on Futures Contracts. The Commodity Futures Trading Commission ("CFTC") recently eliminated limitations on futures trading by certain regulated entities including registered investment companies and consequently registered investment companies may engage in unlimited futures transactions and options thereon provided that the investment manager to the company claims an exclusion from regulation as a commodity pool operator. In connection with its management of the Fund, the Investment Manager has claimed such an exclusion from registration as a commodity pool operator under the Commodity Exchange Act ("CEA") and, therefore, is not subject to the registration and regulatory requirements of the CEA, and therefore there are no limitations on the extent to which the Fund may engage in non-hedging transactions involving futures and options thereon except as set forth in the Fund's Prospectus or Statement of Additional Information. There is no overall limitation on the percentage of the Fund's net assets which may be subject to a hedge position.


     Risks of Transactions in Futures Contracts. The prices of indexes subject to futures contracts (and thereby the futures contract prices) may correlate imperfectly with the behavior of the cash prices of the Fund's portfolio securities. A correlation may also be distorted (a) temporarily, by short-term traders' seeking to profit from the difference between a contract or security price objective and their cost of borrowed funds; (b) by investors in futures contracts electing to close out their contracts through offsetting transactions rather than meet margin deposit requirements; (c) by investors in futures contracts opting to make or take delivery of underlying securities rather than engage in closing transactions, thereby reducing liquidity of the futures market; and (d) temporarily, by speculators who view the deposit requirements in the futures markets as less onerous than margin requirements in the cash market. Due to the possibility of price distortion in the futures market and because of the possible imperfect correlation between movements in the prices of securities and movements in the prices of futures contracts, a correct forecast or market movement trends by the Investment Manager may still not result in a successful hedging transaction.

     There is no assurance that a liquid secondary market will exist for futures contracts in which the Fund may invest. In the event a liquid market does not exist, it may not be possible to close out a futures position and, in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. The absence of a liquid market in futures conracts might cause the Fund to make or take delivery of the underlying securities at a time when it may be disadvantageous to do so.


     Exchanges also limit the amount by which the price of a futures contract may move on any day. If the price moves equal to the daily limit on successive days, then it may prove impossible to liquidate a futures position until the daily limit moves have ceased. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin on open futures positions. In these situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. The inability to close out options and futures positions could also have an adverse impact on the Fund's ability to effectively hedge its portfolio.


     In the event of the bankruptcy of a broker through which the Fund engages in transactions in futures the Fund could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker.

     If the Fund maintains a short position in a futures contract it will cover this position by holding, in a segregated account maintained on the books of the Fund, cash, U.S. government securities or other liquid portfolio securities equal in value (when added to any initial or variation margin on deposit) to the market value of the securities underlying the futures contract. Such a position may also be covered by owning the securities underlying the futures contract (in the case of a stock index futures contract a portfolio of securities substantially replicating the relevant index).

     In addition, if the Fund holds a long position in a futures contract it will hold cash, U.S. government securities or other liquid portfolio securities equal to the purchase price of the contract (less the amount of initial or variation margin on deposit) in a segregated account maintained on the books of the Fund.


     MONEY MARKET SECURITIES. The Fund may invest in various money market securities for cash management purposes, which among others may include commercial paper, bankers' acceptances, bank obligations, corporate debt securities, certificates of deposit, U.S. government securities, obligations of savings institutions and repurchase agreements. Such securities are limited to:


     U.S. Government Securities. Obligations issued or guaranteed as to principal and interest by the United States or its agencies (such as the Export-Import Bank of the United States, Federal Housing Administration and Government National Mortgage Association) or its instrumentalities (such as the Federal Home Loan Bank), including Treasury bills, notes and bonds;

     Bank Obligations. Obligations (including certificates of deposit, time deposits and bankers' acceptances) of banks subject to regulation by the U.S. Government and having total assets of $1 billion or more, and instruments secured by such obligations, not including obligations of foreign branches of domestic banks except to the extent below;

     Eurodollar Certificates of Deposit. Eurodollar certificates of deposit issued by foreign branches of domestic banks having total assets of $1 billion or more;

     Obligations of Savings Institutions. Certificates of deposit of savings banks and savings and loan associations, having total assets of $1 billion or more;

     Fully Insured Certificates of Deposit. Certificates of deposit of banks and savings institutions, having total assets of less than $1 billion, if the principal amount of the obligation is federally insured by the Bank Insurance Fund or the Savings Association Insurance Fund (each of which is administered by the FDIC), limited to $100,000 principal amount per certificate and to 15% or less of the Fund's total assets in all such obligations and in all illiquid assets, in the aggregate;

     Commercial Paper. Commercial paper rated within the two highest grades by Standard & Poor's Corporation ("S&P") or by Moody's Investors Service, Inc. ("Moody's") or, if not rated, issued by a company having an outstanding debt issue rated at least AAA by S&P or Aaa by Moody's; and

     Repurchase Agreements. When cash may be available for only a few days, it may be invested by the Fund in repurchase agreements until such time as it may otherwise be invested or used for payments of obligations of the Fund. These agreements, which may be viewed as a type of secured lending by the Fund, typically involve the acquisition by the Fund of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Fund will sell back to the institution, and that the institution will repurchase, the underlying security serving as collateral at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. The collateral will be marked-to-market daily to determine that the value of the collateral, as specified in the agreement, does not decrease below the purchase price plus accrued interest. If such decrease occurs, additional collateral will be requested and, when received, added to the account to maintain full collateralization. The Fund will accrue interest from the institution until the time when the repurchase is to occur. Although this date is deemed by the Fund to be the maturity date of a repurchase agreement, the maturities of securities subject to repurchase agreements are not subject to any limits.


     While repurchase agreements involve certain risks not associated with direct investments in debt securities, the Fund follows procedures approved by the Trustees which are designed to minimize such risks. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose financial condition will be continually monitored by the Investment Manager. In addition, as described above, the value of the collateral underlying the repurchase agreement will be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral. However, the exercising of the Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. It is the current policy of the Fund not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by the Fund, amounts to more than 15% of its total assets.

     LENDING PORTFOLIO SECURITIES. The Fund may lend its portfolio securities to brokers, dealers and other financial institutions, provided that the loans are callable at any time by the Fund, and are at all times secured by cash or cash equivalents, which are maintained in a segregated account pursuant to applicable regulations and that are equal to at least 100% of the market value, determined daily, of the loaned securities. The advantage of these loans is that the Fund continues to receive the income on the loaned securities while at the same time earning interest on the cash amounts deposited as collateral, which will be invested in short-term obligations. The Fund will not lend more than 20% of the value of its total assets.

     A loan may be terminated by the borrower on one business day's notice, or by the Fund on four business days' notice. If the borrower fails to deliver the loaned securities within four days after receipt of notice, the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and, in some cases, even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms deemed by the Fund's management to be creditworthy and when the income which can be earned from such loans justifies the attendant risks. Upon termination of the loan, the borrower is required to return the securities to the Fund. Any gain or loss in the market price during the loan period would inure to the Fund.

     When voting or consent rights which accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loaned securities, to be delivered within one day after notice, to permit the exercise of the rights if the matters involved would have a material effect on the Fund's investment in the loaned securities. The Fund will pay reasonable finder's, administrative and custodial fees in connection with a loan of its securities.

C. FUND POLICIES/INVESTMENT RESTRICTIONS


     The investment objective, policies and restrictions listed below have been adopted by the Fund as fundamental policies. Under the Investment Company Act, a fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of the Fund. The Investment Company Act defines a majority as the lesser of (a) 67% or more of the shares present at a meeting of shareholders, if the holders of 50% of the outstanding shares of the Fund are present or represented by proxy; or (b) more than 50% of the outstanding shares of the Fund. For purposes of the following restrictions: (i) all percentage limitations apply immediately after a purchase or initial investment; and (ii) any subsequent change in any applicable percentage resulting from market fluctuations or other changes in total or net assets does not require elimination of any security from the portfolio.


     The Fund will:

     1. Seek to provide investment results that, before expenses, correspond to the total return (i.e., the combination of capital changes and income) of the Standard & Poor's 500 Composite Stock Price Index.

     The Fund may not:


     1. With respect to 75% of its total assets, invest more than 5% of the value of its total assets in the securities of any one issuer (other than obligations issued, or guaranteed by, the U.S.

         Government, its agencies or instrumentalities), except that the Fund may invest all or substantially all of its assets in another registered investment company having the same investment objective and policies and substantially the same investment restrictions as the Fund.


     2. With respect to 75% of its total assets, purchase more than 10% of all outstanding voting securities or any class of securities of any one issuer, except that the Fund may invest all or substantially all of its assets in another registered investment company having the same investment objective and policies and substantially the same investment restrictions as the Fund.


     3. Invest 25% or more of the value of its total assets in securities of issuers in any one industry. This restriction does not apply to obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities.


     4. Purchase or sell real estate or interests therein (including limited partnership interests), although the Fund may purchase securities of issuers which engage in real estate operations and securities secured by real estate or interests therein.

     5. Purchase or sell commodities or commodities contracts except that the Fund may purchase or sell index futures contracts.

     6. Purchase oil, gas or other mineral leases, rights or royalty contracts or exploration or development programs, except that the Fund may invest in the securities of companies which operate, invest in, or sponsor such programs.

     7. Borrow money, except that the Fund may borrow from a bank for temporary or emergency purposes in amounts not exceeding 5% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed).

     8. Pledge its assets or assign or otherwise encumber them except to secure permitted borrowings.

     9. Issue senior securities as defined in the Act except insofar as the Fund may be deemed to have issued a senior security by reason of: (a) entering into any repurchase agreement; (b) purchasing or selling futures contracts or options; (c) borrowing money in accordance with restrictions described above; (d) purchasing any securities on a when-issued or delayed delivery basis; or (e) lending portfolio securities.

    10. Make loans of money or securities, except: (a) by the purchase of debt obligations; (b) by investment in repurchase agreements; or (c) by lending its portfolio securities.

    11.  Make short sales of securities.

    12. Purchase securities on margin, except for such short-term loans as are necessary for the clearance of portfolio securities. The deposit or payment by the Fund of initial or variation margin in connection with futures contracts or related options thereon is not considered the purchase of a security on margin.

    13. Invest more than 15% of its total assets in "illiquid securities" (securities for which market quotations are not readily available), restricted securities and repurchase agreements which have a maturity of longer than seven days.

    14. Engage in the underwriting of securities, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 in disposing of a portfolio security.


    15. Invest for the purpose of exercising control or management of any other issuer, except that the Fund may invest all or substantially all of its assets in another registered investment company having the same investment objective and policies and substantially the same investment restrictions as the Fund.

     As a non-fundamental policy, the Fund may not invest in other investment companies in reliance on Sections 12(d)(1)(F), 12(d)(1)(G) or 12(d)(1)(J) of the Investment Company Act.

III. MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------
A. BOARD OF TRUSTEES

     The Board of Trustees of the Fund oversees the management of the Fund but does not itself manage the Fund. The Trustees review various services provided by or under the direction of the Investment Manager to ensure that the Fund's general investment policies and programs are properly carried out. The Trustees also conduct their review to ensure that administrative services are provided to the Fund in a satisfactory manner.

     Under state law, the duties of the Trustees are generally characterized as a duty of loyalty and a duty of care. The duty of loyalty requires a Trustee to exercise his or her powers in the interest of the Fund and not the Trustee's own interest or the interest of another person or organization. A Trustee satisfies his or her duty of care by acting in good faith with the care of an ordinarily prudent person and in a manner the Trustee reasonably believes to be in the best interest of the Fund and its shareholders.

B. MANAGEMENT INFORMATION

     Effective July 31, 2003, the Board of Directors/Trustees (for ease of reference referred to herein as "Trustees") of the Fund approved Joseph J. Kearns and Fergus Reid to serve as Independent Trustees on the Board of the Fund, thereby consolidating the existing Board of the Fund with the Board of Directors/Trustees of the open-end and closed-end registered investment companies managed by Morgan Stanley Investment Advisors Inc., Morgan Stanley Investment Management Inc. and Morgan Stanley Investments LP.

     TRUSTEES AND OFFICERS. The Board of the Fund consists of ten Trustees. These same individuals also serve as directors or trustees for all of the funds advised by the Investment Manager (the "Retail Funds") and certain of the funds advised by Morgan Stanley Investment Management Inc., Morgan Stanley Investments LP and Morgan Stanley AIP GP LP (the "Institutional Funds"). Seven Trustees have no affiliation or business connection with the Investment Manager or any of its affiliated persons and do not own any stock or other securities issued by the Investment Manager's parent company, Morgan Stanley. These are the "non-interested" or "Independent" Trustees. The other three Trustees (the "Management Trustees") are affiliated with the Investment Manager.

     The Independent Trustees of the Fund, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex (defined below) overseen by each Independent Trustee (as of July 31, 2003) and other directorships, if any, held by the Trustees, are shown below. The Fund Complex includes all open-end and closed-end funds (including all of their portfolios) advised by the Investment Manager and any funds that have an investment advisor that is an affiliated person of the Investment Manager (including but not limited to Morgan Stanley Investment Management Inc. and Morgan Stanley Investments LP).

                                                                                              NUMBER OF
                                                                                             PORTFOLIOS
                                                                                               IN FUND
                              POSITION(S)    LENGTH OF                                         COMPLEX
    NAME, AGE AND ADDRESS      HELD WITH       TIME           PRINCIPAL OCCUPATION(S)         OVERSEEN     OTHER DIRECTORSHIPS
   OF INDEPENDENT TRUSTEE      REGISTRANT     SERVED*          DURING PAST 5 YEARS**         BY TRUSTEE      HELD BY TRUSTEE
---------------------------- ------------- ------------ ----------------------------------- ------------ --------------------------
Michael Bozic (62)           Trustee       Since        Retired; Director or Trustee of         216      Director of Weirton Steel
c/o Mayer, Brown, Rowe &                   April 1994   the Retail Funds and TCW/DW                      Corporation.
Maw LLP                                                 Term Trust 2003 (since April
Counsel to the Independent                              1994) and the Institutional Funds
Directors                                               (since July 2003); formerly Vice
1675 Broadway                                           Chairman of Kmart Corporation
New York, NY                                            (December 1998-October 2000),
                                                        Chairman and Chief Executive
                                                        Officer of Levitz Furniture
                                                        Corporation (November
                                                        1995-November 1998) and
                                                        President and Chief Executive
                                                        Officer of Hills Department
                                                        Stores (May 1991-July 1995);
                                                        formerly variously Chairman,
                                                        Chief Executive Officer,
                                                        President and Chief Operating
                                                        Officer (1987-1991) of the Sears
                                                        Merchandise Group of Sears,
                                                        Roebuck & Co.

Edwin J. Garn (71)           Trustee       Since        Director or Trustee of the Retail       216      Director of Franklin Covey
c/o Summit Ventures LLC                    January      Funds and TCW/DW Term Trust                      (time management systems),
1 Utah Center                              1993         2003 (since January 1993) and                    BMW Bank of North America,
201 S. Main Street                                      the Institutional Funds (since                   Inc. (industrial loan
Salt Lake City, UT                                      July 2003); member of the Utah                   corporation), United Space
                                                        Regional Advisory Board of                       Alliance (joint venture
                                                        Pacific Corp.; formerly United                   between Lockheed Martin and
                                                        States Senator (R-Utah)                          the Boeing Company) and
                                                        (1974-1992) and Chairman,                        Nuskin Asia Pacific
                                                        Senate Banking Committee                         (multilevel marketing);
                                                        (1980-1986), Mayor                               member of the board of
                                                        of Salt Lake City, Utah                          various civic and
                                                        (1971-1974), Astronaut, Space                    charitable organizations.
                                                        Shuttle Discovery
                                                        (April 12-19, 1985), and Vice
                                                        Chairman, Huntsman
                                                        Corporation (chemical company).

Wayne E. Hedien (69)         Trustee       Since        Retired; Director or Trustee of         216      Director of The PMI Group
c/o Mayer, Brown, Rowe &                   September    the Retail Funds and TCW/DW                      Inc. (private mortgage
Maw LLP                                    1997         Term Trust 2003 (since                           insurance); Trustee and
Counsel to the                                          September 1997) and the                          Vice Chairman of The Field
Independent Directors                                   Institutional Funds (since July                  Museum of Natural History;
1675 Broadway                                           2003); formerly associated with                  director of various other
New York, NY                                            the Allstate Companies                           business and charitable
                                                        (1966-1994), most recently as                    organizations.
                                                        Chairman of The Allstate
                                                        Corporation (March 1993-December
                                                        1994) and Chairman and Chief
                                                        Executive Officer of its wholly-
                                                        owned subsidiary, Allstate Insurance
                                                        Company (July 1989-December 1994).



------------
* This is the earliest date the Trustee began serving the Retail Funds. Each Trustee serves an indefinite term, until his or her successor is elected.
** The dates referenced below indicating commencement of service as Director/Trustee for the Retail Funds and the Institutional Funds reflect the earliest date the Director/Trustee began serving the Retail or Institutional Funds as applicable.

                                                                                            NUMBER OF
                                                                                           PORTFOLIOS
                                                                                            IN FUND
                              POSITION(S)   LENGTH OF                                       COMPLEX
    NAME, AGE AND ADDRESS      HELD WITH       TIME          PRINCIPAL OCCUPATION(S)        OVERSEEN        OTHER DIRECTORSHIPS
   OF INDEPENDENT TRUSTEE      REGISTRANT    SERVED*          DURING PAST 5 YEARS**        BY TRUSTEE         HELD BY TRUSTEE
---------------------------- ------------- ----------- ---------------------------------- ------------ -----------------------------
Dr. Manuel H. Johnson (54)   Trustee       Since       Chairman of the Audit                  216      Director of NVR, Inc. (home
c/o Johnson Smick                          July 1991   Committee and Director or                       construction); Chairman and
International, Inc.                                    Trustee of the Retail Funds and                 Trustee of the Financial
2099 Pennsylvania Avenue,                              TCW/DW Term Trust 2003                          Accounting Foundation
N.W.                                                   (since July 1991) and the                       the (oversight organization
Suite 950                                              Institutional Funds (since July                 of Financial Accounting
Washington, D.C.                                       2003); Senior Partner, Johnson                  Standards Board); Director of
                                                       Smick International, Inc., a                    RBS Greenwich Capital
                                                       consulting firm; Co-Chairman                    Holdings (financial holding
                                                       and a founder of the Group of                   company).
                                                       Seven Council (G7C), an
                                                       international economic
                                                       commission; formerly Vice
                                                       Chairman of the Board of
                                                       Governors of the Federal
                                                       Reserve System and Assistant
                                                       Secretary of the U.S. Treasury.

Joseph J. Kearns (61)        Trustee       Since       Deputy Chairman of the Audit           217      Director of Electro Rent
PMB754                                     July 2003   Committee and Director or                       Corporation (equipment
23852 Pacific Coast                                    Trustee of the Retail Funds and                 leasing), The Ford Family
Highway                                                TCW/DW Term Trust 2003                          Foundation, and the UCLA
Malibu, CA                                             (since July 2003) and the                       Foundation.
                                                       Institutional Funds (since August
                                                       1994); previously Chairman of the
                                                       Audit Committee of the
                                                       Institutional Funds (October
                                                       2001-July 2003); President, Kearns
                                                       & Associates LLC (investment
                                                       consulting); formerly CFO of the
                                                       J. Paul Getty Trust.

Michael E. Nugent (67)       Trustee       Since       Chairman of the Insurance              216      Director of various business
c/o Triumph Capital, L.P.                  July 1991   Committee and Director or                       organizations.
445 Park Avenue                                        Trustee of the Retail Funds and
New York, NY                                           TCW/DW Term Trust 2003
                                                       (since July 1991) and the
                                                       Institutional Funds (since July
                                                       2001); General Partner of
                                                       Triumph Capital, L.P., a private
                                                       investment partnership; formerly
                                                       Vice President, Bankers Trust
                                                       Company and BT Capital
                                                       Corporation (1984-1988).

Fergus Reid (71)             Trustee       Since       Chairman of the Governance             217      Trustee and Director of
85 Charles Colman Blvd.                    July 2003   Committee and Director or                       certain investment companies
Pawling, NY                                            Trustee of the Retail Funds and                 in the JPMorgan Funds complex
                                                       TCW/DW Term Trust 2003                          managed by JP Morgan
                                                       (since July 2003) and the                       Investment Management Inc.
                                                       Investment Management Inc.
                                                       Institutional Funds (since June
                                                       1992); Chairman of Lumelite
                                                       Plastics Corporation.



------------

* This is the earliest date the Trustee began serving the Retail Funds. Each Trustee serves an indefinite term, until his or her successor is elected.

** The dates referenced below indicating commencement of service as Director/Trustee for the Retail Funds and the Institutional Funds reflect the earliest date the Director/Trustee began serving the Retail or Institutional Funds as applicable.

     The Trustees who are affiliated with the Investment Manager or affiliates of the Investment Manager (as set forth below) and executive officers of the Fund, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by each Management Trustee (as of July 31, 2003) and the other directorships, if any, held by the Trustee, are shown below.





                                                                                                  NUMBER OF
                                                                                                 PORTFOLIOS
                                                                                                    IN FUND
                                                                                                    COMPLEX
                                POSITION(S)    LENGTH OF                                         OVERSEEN BY
   NAME, AGE AND ADDRESS OF      HELD WITH       TIME         PRINCIPAL OCCUPATION(S) DURING     MANAGEMENT     OTHER DIRECTORSHIPS
      MANAGEMENT TRUSTEE         REGISTRANT     SERVED*               PAST 5 YEARS**               TRUSTEE        HELD BY TRUSTEE
------------------------------ ------------- ------------ ------------------------------------- ------------ -----------------------
Charles A. Fiumefreddo (70)    Chairman      Since        Chairman and Director or Trustee          216      None
c/o Morgan Stanley Trust       of the        July 1991    of the Retail Funds and TCW/DW
Harborside Financial Center,   Board and                  Term Trust 2003 (since July 1991)
Plaza Two,                     Trustee                    and the Institutional Funds (since
Jersey City, NJ                                           July 2003); formerly Chief
                                                          Executive Officer of the Retail Funds
                                                          and the TCW/DW Term Trust 2003 (until
                                                          September 2002).

James F. Higgins (55)          Trustee       Since        Director or Trustee of the Retail         216      Director of AXA
c/o Morgan Stanley Trust                     June 2000    Funds and TCW/DW Term Trust                        Financial, Inc. and The
Harborside Financial Center,                              2003 (since June 2000) and the                     Equitable Life
Plaza Two,                                                Institutional Funds (since July                    Assurance Society of
Jersey City, NJ                                           2003); Senior Advisor of Morgan                    the United States
                                                          Stanley (since August 2000); Director              (financial services).
                                                          of the Distributor and Dean Witter
                                                          Realty Inc.; previously President and
                                                          Chief Operating Officer of the Private
                                                          Client Group of Morgan Stanley (May
                                                          1999-August 2000), and President and
                                                          Chief Operating Officer of Individual
                                                          Securities of Morgan Stanley (February
                                                          1997-May 1999).

Philip J. Purcell (60)         Trustee       Since        Director or Trustee of the Retail         216      Director of American
1585 Broadway                                April 1994   Funds and TCW/DW Term Trust                        Airlines, Inc. and its
New York, NY                                              2003 (since April 1994) and the                    parent company, AMR
                                                          Institutional Funds (since July 2003);             Corporation.
                                                          Chairman of the Board of Directors and
                                                          Chief Executive Officer of Morgan
                                                          Stanley and Morgan Stanley DW Inc.;
                                                          Director of the Distributor; Chairman
                                                          of the Board of Directors and Chief
                                                          Executive Officer of Novus Credit
                                                          Services Inc.; Director and/or officer
                                                          of various Morgan Stanley
                                                          subsidiaries.



------------

* This is the earliest date the Trustee began serving the Retail Funds. Each Trustee serves an indefinite term, until his or her successor is elected.

** The dates referenced below indicating commencement of service as Director/Trustee for the Retail Funds and the Institutional Funds reflect the earliest date the Director/Trustee began serving the Retail or Institutional Funds as applicable.

                                     POSITION(S)           LENGTH OF
   NAME, AGE AND ADDRESS OF           HELD WITH               TIME
       EXECUTIVE OFFICER              REGISTRANT            SERVED*
------------------------------    -----------------    -----------------
Mitchell M. Merin (50)            President            Since May
1221 Avenue of the Americas                            1999
New York, NY

Barry Fink (48)                   Vice President       Since
1221 Avenue of the Americas       and General          February 1997
New York, NY                      Counsel

Ronald E. Robison (64)            Executive Vice       Since April
1221 Avenue of the Americas       President and        2003
New York, NY                      Principal
                                  Executive
                                  Officer

Joseph J. McAlinden (60)          Vice President       Since July
1221 Avenue of the Americas                            1995
New York, NY

Stefanie V. Chang (36)            Vice President       Since July
1221 Avenue of the Americas                            2003
New York, NY

Francis J. Smith (38)             Treasurer and        Treasurer since
c/o Morgan Stanley Trust          Chief Financial      July 2003 and
Harborside Financial Center,      Officer              Chief Financial
Plaza Two,                                             Officer since
Jersey City, NJ                                        September
                                                       2002

Thomas F. Caloia (57)             Vice President       Since July
c/o Morgan Stanley Trust                               2003
Harborside Financial Center,
Plaza Two,
Jersey City, NJ

Mary E. Mullin (36)               Secretary            Since July
1221 Avenue of the Americas                            2003
New York, NY



   Name, Age and Address of
       Executive Officer                        Principal Occupation(s) During Past 5 Years**
------------------------------ ------------------------------------------------------------------------------
Mitchell M. Merin (50)         President and Chief Operating Officer of Morgan Stanley Investment Management
1221 Avenue of the Americas    Inc.; President, Director and Chief Executive Officer of the Investment Manager
New York, NY                   and Morgan Stanley Services; Chairman, Chief Executive Officer and Director of
                               the Distributor; Chairman and Director of the Transfer Agent; Director of
                               various Morgan Stanley subsidiaries; President of Morgan Stanley Investments LP
                               (since February 2003); President of the Institutional Funds (since July 2003)
                               and President of the Retail Funds and TCW/DW Term Trust 2003 (since May 1999);
                               Trustee (since July 2003) and President (since December 2002) of the Van Kampen
                               Closed-End Funds; Trustee (since May 1999) and President (since October 2002)
                               of the Van Kampen Open-End Funds.

Barry Fink (48)                General Counsel (since May 2000) and Managing Director (since December 2000) of
1221 Avenue of the Americas    Morgan Stanley Investment Management; Managing Director (since December 2000),
New York, NY                   Secretary (since February 1997) and Director (since July 1998) of the
                               Investment Manager and Morgan Stanley Services; Assistant Secretary of Morgan
                               Stanley DW; Chief Legal Officer of Morgan Stanley Investments LP (since July
                               2002); Vice President of the Institutional Funds (since July 2003); Vice
                               President and Secretary of the Distributor; previously Secretary of the Retail
                               Funds (February 1997-July 2003); previously Vice President and Assistant
                               General Counsel of the Investment Manager and Morgan Stanley Services (February
                               1997-December 2001).

Ronald E. Robison (64)         Chief Global Operations Officer and Managing Director of Morgan Stanley
1221 Avenue of the Americas    Investment Management Inc.; Managing Director of Morgan Stanley & Co.
New York, NY                   Incorporated; Managing Director of Morgan Stanley; Managing Director, Chief
                               Administrative Officer and Director of the Investment Manager and Morgan
                               Stanley Services; Chief Executive Officer and Director of the Transfer Agent;
                               Executive Vice President and Principal Executive Officer of the Institutional
                               Funds (since July 2003) and the TCW/DW Term Trust 2003 (since April 2003);
                               previously President of the Institutional Funds (March 2001-July 2003) and
                               Director of the Institutional Funds (March 2001-July 2003).

Joseph J. McAlinden (60)       Managing Director and Chief Investment Officer of the Investment Manager,
1221 Avenue of the Americas    Morgan Stanley Investment Management Inc. and Morgan Stanley Investments LP;
New York, NY                   Director of the Transfer Agent, Chief Investment Officer of the Van Kampen
                               Funds; Vice President of the Institutional Funds (since July 2003) and the
                               Retail Funds (since July 1995).

Stefanie V. Chang (36)         Executive Director of Morgan Stanley & Co. and Morgan Stanley Investment
1221 Avenue of the Americas    Management Inc. and Vice President of the Institutional Funds (since December
New York, NY                   1997) and the Retail Funds (since July 2003); formerly practiced law with the
                               New York law firm of Rogers & Wells (now Clifford Chance LLP).

Francis J. Smith (38)          Executive Director of the Investment Manager and Morgan Stanley Services (since
c/o Morgan Stanley Trust       December 2001); previously Vice President of the Retail Funds (September
Harborside Financial Center,   2002-July 2003); previously Vice President of the Investment Manager and Morgan
Plaza Two,                     Stanley Services (August 2000-November 2001) and Senior Manager at
Jersey City, NJ                PricewaterhouseCoopers LLP (January 1998-August 2000).

Thomas F. Caloia (57)          Executive Director (since December 2002) and Assistant Treasurer of the
c/o Morgan Stanley Trust       Investment Manager, the Distributor and Morgan Stanley Services; previously
Harborside Financial Center,   Treasurer of the Retail Funds (April 1989-July 2003); formerly First Vice
Plaza Two,                     President of the Investment Manager, the Distributor and Morgan Stanley
Jersey City, NJ                Services.

Mary E. Mullin (36)            Vice President of Morgan Stanley & Co. Incorporated and Morgan Stanley
1221 Avenue of the Americas    Investment Management Inc.; Secretary of the Institutional Funds (since June
New York, NY                   1999) and the Retail Funds (since July 2003); formerly practiced law with the
                               New York law firms of McDermott, Will & Emery and Skadden, Arps, Slate, Meagher
                               & Flom LLP.



------------
* This is the earliest date the Officer began serving the Retail Funds. Each Officer serves an indefinite term, until his or her successor is elected.

** The dates referenced below indicating commencement of service as an Officer for the Retail and Institutional Funds reflect the earliest date the Officer began serving the Retail or Institutional Funds as applicable.

     In addition, the following individuals who are officers of the Investment Manager or its affiliates serve as assistant secretaries of the Fund: Sara Badler, Lou Anne D. McInnis, Carsten Otto, Ruth Rossi, Marilyn K. Cranney, Joanne Doldo, Natasha Kassian, Elisa Mitchell, Elizabeth Nelson, Sheldon Winicour and Bennett MacDougall.

     For each Trustee, the dollar range of equity securities beneficially owned by the Trustee in the Fund and in the Family of Investment Companies (Family of Investment Companies includes all of the registered investment companies advised by the Investment Manager) for the calendar year ended December 31, 2002 is shown below. Messrs. Kearns and Reid did not serve as Trustees of the Fund during the calendar year ended December 31, 2002.





                                                                              AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN
                                                                               ALL REGISTERED INVESTMENT COMPANIES OVERSEEN
                            DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND      BY TRUSTEE IN FAMILY OF INVESTMENT COMPANIES
     NAME OF TRUSTEE                  (AS OF DECEMBER 31, 2002)                         (AS OF DECEMBER 31, 2002)
------------------------   -----------------------------------------------   -----------------------------------------------
INDEPENDENT:
Michael Bozic                                   None                                          over $100,000
Edwin J. Garn                                   None                                          over $100,000
Wayne E. Hedien                                 None                                          over $100,000
Dr. Manuel H. Johnson                           None                                          over $100,000
Michael E. Nugent                               None                                          over $100,000

INTERESTED:
Charles A. Fiumefreddo                   $50,001 - $100,000                                   over $100,000
James F. Higgins                                None                                          over $100,000
Philip J. Purcell                               None                                          over $100,000



     As to each Independent Trustee and his immediate family members, no person owned beneficially or of record securities in an investment advisor or principal underwriter of the Fund, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with an investment advisor or principal underwriter of the Fund.

     INDEPENDENT TRUSTEES AND THE COMMITTEES. Law and regulation establish both general guidelines and specific duties for the Independent Trustees. The Retail Funds seek as Independent Trustees individuals of distinction and experience in business and finance, government service or academia; these are people whose advice and counsel are in demand by others and for whom there is often competition. To accept a position on the Retail Funds' boards, such individuals may reject other attractive assignments because the Retail Funds make substantial demands on their time. All of the Independent Trustees serve as members of the Audit Committee. In addition, three Trustees including two Independent Trustees, serve as members of the Insurance Committee, and three Independent Trustees serve as members of the Governance Committee.

     The Independent Trustees are charged with recommending to the full Board approval of management, advisory and administration contracts, Rule 12b-1 plans and distribution and underwriting agreements; continually reviewing fund performance; checking on the pricing of portfolio securities, brokerage commissions, transfer agent costs and performance, and trading among funds in the same complex; and approving fidelity bond and related insurance coverage and allocations, as well as other matters that arise from time to time. The Independent Trustees are required to select and nominate individuals to fill any Independent Trustee vacancy on the board of any fund that has a Rule 12b-1 plan of distribution. Most of the Retail Funds have a Rule 12b-1 plan.

     The Audit Committee is charged with recommending to the full Board the engagement or discharge of the Funds' independent auditors; directing investigations into matters within the scope of the independent auditors' duties, including the power to retain outside specialists; reviewing with the independent auditors the audit plan and results of the auditing engagement; approving professional services provided by the independent auditors and other accounting firms prior to the performance of the services; reviewing the independence of the independent auditors; considering the range of audit and non-audit fees; reviewing the adequacy of the Funds' system of internal controls; and preparing and submitting Committee meeting minutes to the full Board. The Audit Committee currently consists of Messrs. Bozic, Garn, Hedien, Johnson, Kearns, Nugent and Reid. Messrs. Kearns and Reid were appointed to the Audit Committee on July 31, 2003. During the Funds' fiscal year ended August 31, 2003, the Audit Committee held five meetings.

     The Boards of the Retail Funds have a Governance Committee to (i) monitor and make recommendations on corporate governance matters and Board/committee policies and procedures; and (ii) oversee the periodic evaluations of the Board and any committees. The Governance Committee consists of Messrs. Bozic, Reid, and Garn. The Governance Committee was established on August 31, 2003. No meetings were held during the Fund's most recent fiscal year end.

     Finally, the Boards of the Retail Funds have formed an Insurance Committee to review and monitor the insurance coverage maintained by the Fund. The Insurance Committee currently consists of Messrs. Nugent, Fiumefreddo and Hedien. During the Fund's fiscal year ended August 31, 2003, the Insurance Committee held two meetings.

     ADVANTAGES OF HAVING SAME INDIVIDUALS AS TRUSTEES FOR THE RETAIL FUNDS AND INSTITUTIONAL FUNDS. The Independent Trustees and the funds' management believe that having the same Independent Trustees for each of the Retail Funds and Institutional Funds avoids the duplication of effort that would arise from having different groups of individuals serving as Independent Trustees for each of the funds or even of sub-groups of funds. They believe that having the same individuals serve as Independent Trustees of all the Retail Funds and Institutional Funds tends to increase their knowledge and expertise regarding matters which affect the Fund Complex generally and enhances their ability to negotiate on behalf of each fund with the fund's service providers. This arrangement also precludes the possibility of separate groups of Independent Trustees arriving at conflicting decisions regarding operations and management of the funds and avoids the cost and confusion that would likely ensue. Finally, having the same Independent Trustees serve on all fund boards enhances the ability of each fund to obtain, at modest cost to each separate fund, the services of Independent Trustees, of the caliber, experience and business acumen of the individuals who serve as Independent Trustees of the Retail Funds and Institutional Funds.

     TRUSTEE AND OFFICER INDEMNIFICATION. The Fund's Declaration of Trust provides that no Trustee, Officer, employee or agent of the Fund is liable to the Fund or to a shareholder, nor is any Trustee, officer, employee or agent liable to any third persons in connection with the affairs of the Fund, except as such liability may arise from his/her or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his/her or its duties. It also provides that all third persons shall look solely to Fund property for satisfaction of claims arising in connection with the affairs of the Fund. With the exceptions stated, the Declaration of Trust provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Fund.

C. COMPENSATION

     Effective August 1, 2003, each Independent Trustee receives an annual retainer fee of $168,000 for serving the Retail Funds and Institutional Funds. In addition, each Independent Trustee receives $2,000 for attending each of the four quarterly board meetings and two performance meetings that occur each year. The Chairman of the Audit Committee receives an additional annual retainer fee of $60,000. Other Committee Chairmen and the Deputy Chairman of the Audit Committee receive an additional annual retainer fee of $30,000. The aggregate compensation paid to each Independent Trustee is paid by the Retail Funds and Institutional Funds, and is allocated on a pro rata basis among each of the operational funds/portfolios of the Retail Funds and Institutional Funds based on the relative net assets of each of the funds/portfolios of the Retail Funds and Institutional Funds.

     Prior to August 1, 2003, the Fund paid each Independent Trustee an annual fee of $800 plus a per meeting fee of $50 for meetings of the Board of Trustees, the Independent Trustees or Committees of the Board of Trustees attended by the Trustee (the Fund paid the Chairman of the Audit Committee an additional annual fee of $750, and the Chairmen of the Derivatives and Insurance Committees additional annual fees of $500). If a Board meeting and a meeting of the Independent Trustees or a Committee meeting (except an Audit Committee meeting), or a meeting of the Independent Trustees and/or more than one Committee meeting (except an Audit Committee meeting), took place on a single day, the Trustees were paid a single meeting fee by the Fund.

     The Fund also reimburses such Trustees for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Trustees and officers of the Fund who are or have been employed by the Investment Manager or an affiliated company receive no compensation or expense reimbursement from the Fund for their services as Trustee. The Fund pays Mr. Fiumefreddo an annual fee for his service as Chairman of the Board and for administrative services provided to the Board of Trustees.

     The following table illustrates the compensation that the Fund paid to its Trustees for the fiscal year ended August 31, 2003. Messrs. Kearns and Reid began serving as Trustees of the Fund on July 31, 2003.



                                FUND COMPENSATION
                                                                  AGGREGATE
                                                              COMPENSATION
NAME OF TRUSTEE                                                 FROM THE FUND
---------------                                                 -------------
Michael Bozic ..............................................       $1,758
Edwin J. Garn ..............................................        1,758
Wayne E. Hedien ............................................        1,758
Dr. Manuel H. Johnson ......................................        2,453
Joseph J. Kearns ...........................................          451
Michael E. Nugent ..........................................        2,235
Fergus Reid ................................................          451
Charles A. Fiumefreddo .....................................        4,857



     The following table illustrates the compensation paid to the Fund's Trustees for the calendar year ended December 31, 2002 for services to the Morgan Stanley Retail Funds (consisting of 123 portfolios) that were in operation at December 31, 2002. None of the Fund's Trustees received compensation from any other funds in the Fund Complex during the calendar year ended December 31, 2002 except for Messr. Nugent who also received compensation for his service as Director/Trustee to 13 Institutional Funds (consisting of 90 portfolios). Messrs. Kearns and Reid began serving as Director/Trustee of the Morgan Stanley Funds on July 31, 2003, and did not receive compensation from the Morgan Stanley Funds for the calendar year ended December 31, 2002. Amounts shown in the table below for Messrs. Kearns and Reid reflect compensation received for their service as Director/Trustee to 14 Institutional Funds (consisting of 91 portfolios) during the calendar year ended December 31, 2002. The compensation below includes attendance at the Derivative Committee meetings, three of which were held during the period ended August 31, 2003. The Derivatives Committee was eliminated on July 31, 2003.



              CASH COMPENSATION FROM MORGAN STANLEY FUND COMPLEX


                                                                  TOTAL CASH
                                                                 COMPENSATION
                                                                FOR SERVICES TO
                                                                MORGAN STANLEY
NAME OF TRUSTEE                                                  FUND COMPLEX
---------------                                                  ------------
Michael Bozic ..............................................       $159,650
Edwin J. Garn ..............................................        159,650
Wayne E. Hedien ............................................        158,950
Dr. Manuel H. Johnson ......................................        226,063
Joseph J. Kearns* ..........................................         95,500
Michael E. Nugent ..........................................        296,475
Fergus Reid* ...............................................         95,500
Charles A. Fiumefreddo .....................................        360,000



------------
* Messrs. Kearns and Reid began serving the Retail Board on July 31, 2003. Amounts shown in the table above include certain amounts deferred by Messrs. Kearns and Reid during their service on the Boards of the Institutional Funds in connection with a deferred fee arrangement, pursuant to which Messrs. Kearns and Reid may defer to a later date the receipt of Trustees fees. The cumulative amounts deferred by Messrs. Kearns and Reid were $274,204 and $454,541, respectively.

     As of the date of this Statement of Additional Information, 49 of the Morgan Stanley Retail Funds, not including the Fund, have adopted a retirement program under which an Independent Director/Trustee who retires after serving for at least five years (or such lesser period as may be determined by the Board) as an Independent Director/Trustee of any Morgan Stanley Retail Funds that have adopted the retirement program (each such Fund referred to as an "Adopting Fund" and each such director/trustee referred to as an "Eligible Trustee") is entitled to retirement payments upon reaching the eligible retirement age (normally, after attaining age 72). Annual payments are based upon length of service.

     Currently, upon retirement, each Eligible Trustee is entitled to receive from the Adopting Fund, commencing as of his or her retirement date and continuing for the remainder of his or her life, an annual retirement benefit (the "Regular Benefit") equal to 30.22% of his or her Eligible Compensation plus 0.5036662% of such Eligible Compensation for each full month of service as an independent director/trustee of any Adopting Fund in excess of five years up to a maximum of 60.44% after ten years of service. The foregoing percentages may be changed by the Board.(1) "Eligible Compensation" is one-fifth of the total compensation earned by such Eligible Trustee for service to the Adopting Fund in the five year period prior to the date of the Eligible Trustee's retirement. Benefits under the retirement program are accrued as expenses by the Adopting Funds. Such benefits are not secured or funded by the Adopting Funds.

     The following table illustrates the retirement benefits accrued to the Fund's Independent Trustees by the 49 Morgan Stanley Retail Funds (not including the Fund) for the calendar year ended December 31, 2002, and the estimated retirement benefits for the Independent Trustees from the 49 Morgan Stanley Retail Funds as of December 31, 2002. For the calendar year ended December 31, 2002, no retirement benefits were accrued to the Independent Trustees from any other funds in the Fund Complex. Messrs. Kearns and Reid did not serve as Trustees of the Fund during the last calendar year and therefore did not accrue any retirement benefits. As of this Statement of Additional Information, Messrs. Kearns and Reid do not participate in the retirement program.



           RETIREMENT BENEFITS FROM ALL MORGAN STANLEY RETAIL FUNDS


                                       FOR ALL ADOPTING FUNDS
                                  --------------------------------
                                    ESTIMATED
                                     CREDITED                           RETIREMENT       ESTIMATED ANNUAL
                                     YEARS OF         ESTIMATED          BENEFITS         BENEFITS UPON
                                    SERVICE AT      PERCENTAGE OF       ACCRUED AS        RETIREMENT(2)
                                    RETIREMENT         ELIGIBLE       EXPENSES BY ALL        FROM ALL
NAME OF INDEPENDENT TRUSTEE        (MAXIMUM 10)      COMPENSATION     ADOPTING FUNDS      ADOPTING FUNDS
---------------------------        ------------      ------------     --------------      --------------
Michael Bozic .................         10               60.44%           $18,457            $47,838
Edwin J. Garn .................         10               60.44             23,881             47,878
Wayne E. Hedien ...............          9               51.37             34,473             40,842
Dr. Manuel H. Johnson .........         10               60.44             19,803             70,050
Michael E. Nugent .............         10               60.44             32,362             62,646



------------
(1) An Eligible Trustee may elect alternative payments of his or her retirement benefits based upon the combined life expectancy of the Eligible Trustee and his or her spouse on the date of such Eligible Trustee's retirement. In addition, the Eligible Trustee may elect that the surviving spouse's periodic payment of benefits will be equal to a lower percentage of the periodic amount when both spouses were alive. The amount estimated to be payable under this method, through the remainder of the later of the lives of the Eligible Trustee and spouse, will be the actuarial equivalent of the Regular Benefit.

(2) Based on current levels of compensation. Amount of annual benefits also varies depending on the Trustee's elections described in Footnote (1) above.

IV. CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
--------------------------------------------------------------------------------

     The following owned 5% or more of the outstanding shares of Class A of the Fund on October 9, 2003: State Street Bank and Trust Co., FBO ADP/Morgan Stanley Alliance, 105 Rosemont Avenue, Westwood, MA 02090-2318-68.78%. The following owned 5% or more of the outstanding shares of Class D of the Fund on October 9, 2003: State Street Bank and Trust Co., FBO ADP/Morgan Stanley Alliance, 105 Rosemont Avenue, Westwood, MA 02090-2318-6.85% and Blush & Co. FBO IN-CARTADM, P.O. Box 976, New York, NY 10268-0976-5.71%.


     As of the date of this Statement of Additional Information, the aggregate number of shares of beneficial interest of the Fund owned by the Fund's officers and Trustees as a group was less than 1% of the Fund's shares of beneficial interest outstanding.

V. INVESTMENT MANAGEMENT AND OTHER SERVICES
--------------------------------------------------------------------------------
A. INVESTMENT MANAGER

     The Investment Manager to the Fund is Morgan Stanley Investment Advisors Inc., a Delaware corporation, whose address is 1221 Avenue of the Americas, New York, NY 10020. The Investment Manager is a wholly-owned subsidiary of Morgan Stanley, a Delaware corporation. Morgan Stanley is a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services.


     Pursuant to an Investment Management Agreement (the "Management Agreement") with the Investment Manager, the Fund has retained the Investment Manager to provide administrative services and to manage the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Fund pays the Investment Manager monthly compensation calculated daily by applying the following annual rates to the net assets of the Fund determined as of the close of each business day: 0.40% to the portion of daily net assets not exceeding $1.5 billion; 0.375% to the portion of daily net assets exceeding $1.5 billion but not exceeding $3 billion; and 0.350% to the portion of such daily net assets exceeding $3 billion. The Investment Manager has agreed, under its Management Agreement with the Fund, to assume the Fund's operating expenses (except for brokerage and 12b-1 fees) to the extent such operating expenses exceed on an annualized basis 0.50% of the average daily net assets of the Fund, and will continue to do so on a permanent basis. The management fee is allocated among the Classes pro rata based on the net assets of the Fund attributable to each Class. Taking into account the Investment Manager's assumption of expenses, for the fiscal years ended August 31, 2001, 2002 and 2003, the Investment Manager was paid compensation under the Management Agreement in the amounts of $8,091,512, $6,157,376 and $4,450,513, respectively.


     The Investment Manager has retained its wholly-owned subsidiary, Morgan Stanley Services, to perform administrative services for the Fund.


     In approving the Management Agreement, the Board of Trustees, including the Independent Trustees, considered the nature, quality and scope of the services provided by the Investment Manager; the performance, fees and expenses of the Fund compared to other similar investment companies; the Investment Manager's expenses in providing the services; the profitability of the Investment Manager and its affiliated companies and other benefits they derive from their relationship with the Fund; and the extent to which economies of scale are shared with the Fund. The Independent Trustees met with and reviewed reports from third parties about the foregoing factors and changes, if any, in such items since the preceding year's deliberations. The Independent Trustees noted their confidence in the capability and integrity of the senior management and staff of the Investment Manager and the financial strength of the Investment Manager and its affiliated companies. The Independent Trustees weighed the foregoing factors in light of the advice given to them by their legal counsel as to the law applicable to the review of investment advisory contracts. Based upon its review, the Board of Trustees, including all of the Independent Trustees, determined, in the exercise of its business judgment, that approval of the Management Agreement was in the best interests of the Fund and its shareholders.

B. PRINCIPAL UNDERWRITER

     The Fund's principal underwriter is the Distributor (which has the same address as the Investment Manager). In this capacity, the Fund's shares are distributed by the Distributor. The Distributor has entered into a selected dealer agreement with Morgan Stanley DW, which through its own sales organization sells shares of the Fund. In addition, the Distributor may enter into similar agreements with other selected broker-dealers. The Distributor, a Delaware corporation, is a wholly-owned subsidiary of Morgan Stanley.

     The Distributor bears all expenses it may incur in providing services under the Distribution Agreement. These expenses include the payment of commissions for sales of the Fund's shares and incentive compensation to Financial Advisors, the costs of educational and/or business-related trips, and educational and/or promotional and business-related expenses. The Distributor also pays certain expenses in connection with the distribution of the Fund's shares, including the costs of preparing, printing and distributing advertising or promotional materials, and the costs of printing and distributing prospectuses and supplements thereto used in connection with the offering and sale of the Fund's shares. The Fund bears the costs of initial typesetting, printing and distribution of prospectuses and supplements thereto to shareholders. The Fund also bears the costs of registering the Fund and its shares under federal and state securities laws and pays filing fees in accordance with state securities laws.

     The Fund and the Distributor have agreed to indemnify each other against certain liabilities, including liabilities under the Securities Act. Under the Distribution Agreement, the Distributor uses its best efforts in rendering services to the Fund, but in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations, the Distributor is not liable to the Fund or any of its shareholders for any error of judgment or mistake of law or for any act or omission or for any losses sustained by the Fund or its shareholders.

C. SERVICES PROVIDED BY THE INVESTMENT MANAGER

     The Investment Manager manages the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Investment Manager obtains and evaluates the information and advice relating to the economy, securities markets, and specific securities as it considers necessary or useful to continuously manage the assets of the Fund in a manner consistent with its investment objective.

     Under the terms of the Management Agreement, in addition to managing the Fund's investments, the Investment Manager maintains certain of the Fund's books and records and furnishes, at its own expense, the office space, facilities, equipment, clerical help, bookkeeping and certain legal services as the Fund may reasonably require in the conduct of its business, including the preparation of prospectuses, proxy statements and reports required to be filed with federal and state securities commissions (except insofar as the participation or assistance of independent auditors and attorneys is, in the opinion of the Investment Manager, necessary or desirable). The Investment Manager also bears the cost of telephone service, heat, light, power and other utilities provided to the Fund.

     Expenses not expressly assumed by the Investment Manager under the Management Agreement or by the Distributor, will be paid by the Fund. These expenses will be allocated among the four Classes of shares pro rata based on the net assets of the Fund attributable to each Class, except as described below. Such expenses include, but are not limited to: expenses of the Plan of Distribution pursuant to Rule 12b-1; charges and expenses of any registrar, custodian, stock transfer and dividend disbursing agent; brokerage commissions; taxes; engraving and printing share certificates; registration costs of the Fund and its shares under federal and state securities laws; the cost and expense of printing, including typesetting, and distributing prospectuses of the Fund and supplements thereto to the Fund's shareholders; all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing of proxy statements and reports to shareholders; fees and travel expenses of Trustees or members of any advisory board or committee who are not employees of the Investment Manager or any corporate affiliate of the Investment Manager; all expenses incident to any dividend, withdrawal or redemption options; charges and expenses of any outside service used for pricing of the Fund's shares;

fees and expenses of legal counsel, including counsel to the Trustees who are not interested persons of the Fund or of the Investment Manager (not including compensation or expenses of attorneys who are employees of the Investment Manager); fees and expenses of the Fund's independent auditors; membership dues of industry associations; interest on Fund borrowings; postage; insurance premiums on property or personnel (including officers and Trustees) of the Fund which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification relating thereto); and all other costs of the Fund's operation. The 12b-1 fees relating to a particular Class will be allocated directly to that Class. In addition, other expenses associated with a particular Class (except advisory or custodial fees) may be allocated directly to that Class, provided that such expenses are reasonably identified as specifically attributable to that Class and the direct allocation to that Class is approved by the Trustees.

     The Management Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Investment Manager is not liable to the Fund or any of its investors for any act or omission by the Investment Manager or for any losses sustained by the Fund or its investors.

     The Management Agreement will remain in effect from year to year, provided continuance of the Management Agreement is approved at least annually by the vote of the holders of a majority, as defined in the Investment Company Act, of the outstanding shares of the Fund, or by the Trustees; provided that in either event such continuance is approved annually by the vote of a majority of the Trustees, including a majority of the Independent Trustees.

D. DEALER REALLOWANCES

     Upon notice to selected broker-dealers, the Distributor may reallow up to the full applicable front-end sales charge during periods specified in such notice. During periods when 90% or more of the sales charge is reallowed, such selected broker-dealers may be deemed to be underwriters as that term is defined in the Securities Act.

E. RULE 12b-1 PLAN

     The Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 under the Investment Company Act (the "Plan") pursuant to which each Class, other than Class D, pays the Distributor compensation accrued daily and payable monthly at the maximum annual rate of 0.25% of the average daily net assets of Class A and 1.0% of the average daily net assets of each of Class B and Class C.

     The Distributor also receives the proceeds of front-end sales charges ("FSCs") and of contingent deferred sales charges ("CDSCs") imposed on certain redemptions of shares, which are separate and apart from payments made pursuant to the Plan. The Distributor has informed the Fund that it and/or Morgan Stanley DW received the proceeds of CDSCs and FSCs, for the last three fiscal years ended August 31, in approximate amounts as provided in the table below (the Distributor did not retain any of these amounts).



                                        2003            2002            2001
                                        ----            ----            ----
Class A ..........   FSCs:(1)      $  274,408      $  400,482      $  328,224
                     CDSCs:        $    2,378      $   14,313      $      699
Class B ..........   CDSCs:        $2,846,110      $3,987,033      $4,331,095
Class C ..........   CDSCs:        $   33,705      $   54,235      $   66,168


----------
(1)   FSCs apply to Class A only.

     The Distributor has informed the Fund that the entire fee payable by Class A and a portion of the fees payable by each of Class B and Class C each year pursuant to the Plan equal to 0.25% of such Class' average daily net assets are currently each characterized as a "service fee" under the Rules of the NASD (of which the Distributor is a member). The "service fee" is a payment made for personal service and/or the maintenance of shareholder accounts. The remaining portion of the Plan fees payable by a Class, if any, is characterized as an "asset-based sales charge" as such is defined by the Rules of the NASD.

     Under the Plan and as required by Rule 12b-1, the Trustees receive and review promptly after the end of each calendar quarter a written report provided by the Distributor of the amounts expended under the Plan and the purpose for which such expenditures were made. For the fiscal year ended August 31, 2003, Class A, Class B and Class C shares of the Fund accrued payments under the Plan amounting to $377,698, $10,873,492 and $1,414,844, respectively, which amounts are equal to 0.20%, 1.00% and 0.99% of the average daily net assets of Class A, Class B and Class C, respectively, for the fiscal year.


     The Plan was adopted in order to permit the implementation of the Fund's method of distribution. Under this distribution method the Fund offers four Classes, each with a different distribution arrangement.

     With respect to Class A shares, Morgan Stanley DW compensates its Financial Advisors by paying them, from proceeds of the FSC, commissions for the sale of Class A shares, currently a gross sales credit of up to 5.0% of the amount sold (except as provided in the following sentence) and an annual residual commission, currently a residual of up to 0.25% of the current value of the respective accounts for which they are the Financial Advisors or dealers of record in all cases. On orders of $1 million or more (for which no sales charge was paid) or net asset value purchases by employer-sponsored employee benefit plans, whether or not qualified under the Internal Revenue Code, for which (i) the Transfer Agent serves as Trustee, (ii) Morgan Stanley's Retirement Plan Services serves as recordkeeper pursuant to a written Recordkeeping Services Agreement or (iii) an entity independent from Morgan Stanley serves as recordkeeper under an alliance or similar agreement with Morgan Stanley's Retirement Plan Services (`Morgan Stanley Eligible Plans"), the Investment Manager compensates Financial Advisors by paying them, from its own funds, a gross sales credit of 1.0% of the amount sold.

     With respect to Class B shares, Morgan Stanley DW compensates its Financial Advisors by paying them, from its own funds, commissions for the sale of Class B shares, currently a gross sales credit of up to 5.0% of the amount sold (except as provided in the following sentence) and an annual residual commission, currently a residual of up to 0.25% of the current value (not including reinvested dividends or distributions) of the amount sold in all cases. In the case of Class B shares purchased by Morgan Stanley Eligible Plans, Morgan Stanley DW compensates its Financial Advisors by paying them, from its own funds, a gross sales credit of 3.0% of the amount sold.

     With respect to Class C shares, Morgan Stanley DW compensates its Financial Advisors by paying them, from its own funds, commissions for the sale of Class C shares, currently a gross sales credit of up to 1.0% of the amount sold and an annual residual commission, currently up to 1.0% of the current value of the respective accounts for which they are the Financial Advisors of record.

     With respect to Class D shares other than shares held by participants in the Investment Manager's mutual fund asset allocation program and in the Morgan Stanley Choice Program, the Investment Manager compensates Morgan Stanley DW's Financial Advisors by paying them, from its own funds, commissions for the sale of Class D shares, currently a gross sales credit of up to 1.0% of the amount sold. There is a chargeback of 100% of the amount paid if the Class D shares are redeemed in the first year and a chargeback of 50% of the amount paid if the Class D shares are redeemed in the second year after purchase. The Investment Manager also compensates Morgan Stanley DW's Financial Advisors by paying them, from its own funds, an annual residual commission, currently up to 0.10% of the current value of the respective accounts for which they are the Financial Advisors of record (not including accounts of participants in the Investment Manager's mutual fund asset allocation program and the Morgan Stanley Choice Program).

     The gross sales credit is a charge which reflects commissions paid by Morgan Stanley DW to its Financial Advisors and Morgan Stanley DW's Fund-associated distribution-related expenses, including sales compensation, and overhead and other branch office distribution-related expenses including (a) the expenses of operating Morgan Stanley DW's branch offices in connection with the sale of Fund shares, including lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communications costs and the costs of stationery and supplies; (b) the costs of client sales seminars; (c) travel expenses of mutual fund sales coordinators to promote the sale of Fund shares; and (d) other expenses relating to branch promotion of Fund sales.

     The Investment Manager pays a retention fee to Financial Advisors at an annual rate of 0.05% of the value of shares of the Fund held for at least one year. Shares purchased through the reinvestment of dividends will be eligible for a retention fee, provided that such dividends were earned on shares otherwise eligible for a retention fee payment. Shares owned in variable annuities, closed-end fund shares and shares held in 401(k) plans where the Transfer Agent or Morgan Stanley's Retirement Plan Services is either recordkeeper or trustee are not eligible for a retention fee.

     The retention fees are paid by the Investment Manager from its own assets, which may include profits from investment management fees payable under the Management Agreement, as well as from borrowed funds.

     The distribution fee that the Distributor receives from the Fund under the Plan, in effect, offsets distribution expenses incurred under the Plan on behalf of the Fund and, in the case of Class B shares, opportunity costs, such as the gross sales credit and an assumed interest charge thereon ("carrying charge"). These expenses may include the cost of Fund-related educational and/or business related trips, or payment of Fund-related educational and/or promotional expenses of Financial Advisors. For example, the Distributor has implemented a compensation program available only to Financial Advisors meeting specified criteria under which certain marketing and/or promotional expenses of those Financial Advisors are paid by the Distributor out of compensation it receives under the Plan. In the Distributor's reporting of the distribution expenses to the Fund, in the case of Class B shares, such assumed interest (computed at the "broker's call rate") has been calculated on the gross credit as it is reduced by amounts received by the Distributor under the Plan and any contingent deferred sales charges received by the Distributor upon redemption of shares of the Fund. No other interest charge is included as a distribution expense in the Distributor's calculation of its distribution costs for this purpose. The broker's call rate is the interest rate charged to securities brokers on loans secured by exchange-listed securities.

     The Fund is authorized to reimburse expenses incurred or to be incurred in promoting the distribution of the Fund's Class A and Class C shares and in servicing shareholder accounts. Reimbursement will be made through payments at the end of each month. The amount of each monthly payment may in no event exceed an amount equal to a payment at the annual rate of 0.25%, in the case of Class A, and 1.0%, in the case of Class C, of the average net assets of the respective Class during the month. No interest or other financing charges, if any, incurred on any distribution expenses on behalf of Class A and Class C will be reimbursable under the Plan. With respect to Class A, in the case of all expenses other than expenses representing the service fee, and, with respect to Class C, in the case of all expenses other than expenses representing a gross sales credit or a residual to Financial Advisors and other authorized financial representatives, such amounts shall be determined at the beginning of each calendar quarter by the Trustees, including, a majority of the Independent Trustees. Expenses representing the service fee (for Class A) or a gross sales credit or a residual to Financial Advisors and other authorized financial representatives (for Class C) may be reimbursed without prior determination. In the event that the Distributor proposes that monies shall be reimbursed for other than such expenses, then in making quarterly determinations of the amounts that may be reimbursed by the Fund, the Distributor will provide and the Trustees will review a quarterly budget of projected distribution expenses to be incurred on behalf of the Fund, together with a report explaining the purposes and anticipated benefits of incurring such expenses. The Trustees will determine which particular expenses, and the portions thereof, that may be borne by the Fund, and in making such a determination shall consider the scope of the Distributor's commitment to promoting the distribution of the Fund's Class A and Class C shares.


     Each Class paid 100% of the amounts accrued under the Plan with respect to that Class for the fiscal year ended August 31, 2003 to the Distributor. The Distributor and Morgan Stanley DW estimate that they have spent, pursuant to the Plan, $145,622,267 on behalf of Class B since the inception of the Plan. It is estimated that this amount was spent in approximately the following ways: (i) 4.92% ($7,157,381)--advertising and promotional expenses; (ii) 0.20% ($291,570)--printing of prospectuses for distribution to other than current shareholders; and (iii) 94.88% ($138,173,316)--other expenses, including the gross sales credit and the carrying charge, of which 5.95% ($8,223,884) represents carrying charges, 37.50% ($51,815,543) represents commission credits to Morgan Stanley DW's branch offices and other selected broker-dealers for payments of commissions to Financial Advisors and other authorized financial representatives, 53.09% ($73,342,774) represents overhead and other branch office distribution-related expenses and 3.47% ($4,791,115) represents excess distribution expenses of Morgan Stanley S&P 500 Select Fund, the net assets of which were combined with those of the Fund on July 15, 2003, pursuant to an Agreement and Plan of Reorganization. The amounts accrued by Class A and a portion of the amounts accrued by Class C under the Plan during the fiscal year ended August 31, 2003 were service fees. The remainder of the amounts accrued by Class C were for expenses which relate to compensation of sales personnel and associated overhead expenses.

     In the case of Class B shares, at any given time, the expenses of distributing shares of the Fund may be more or less than the total of (i) the payments made by the Fund pursuant to the Plan; and (ii) the proceeds of CDSCs paid by investors upon redemption of shares. For example, if $1 million in expenses in distributing Class B shares of the Fund had been incurred and $750,000 had been received as described in (i) and (ii) above, the excess expense would amount to $250,000. The Distributor has advised the Fund that in the case of Class B shares the excess distribution expenses, including the carrying charge designed to approximate the opportunity costs incurred by Morgan Stanley DW which arise from it having advanced monies without having received the amount of any sales charges imposed at the time of sale of the Fund's Class B shares, totaled $49,726,578 as of August 31, 2003 (the end of the Fund's fiscal year), which was equal to approximately 4.29% of the net assets of Class B on such date. Because there is no requirement under the Plan that the Distributor be reimbursed for all distribution expenses with respect to Class B shares or any requirement that the Plan be continued from year to year, this excess amount does not constitute a liability of the Fund. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of CDSCs paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. Any cumulative expenses incurred, but not yet recovered through distribution fees or CDSCs, may or may not be recovered through future distribution fees or CDSCs.

     In the case of Class A and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 1.0% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales commission credited to Morgan Stanley Financial Advisors and other authorized financial representatives at the time of sale may be reimbursed in the subsequent calendar year. The Distributor has advised the Fund that there were no such expenses that may be reimbursed in the subsequent year in the case of Class A or Class C at December 31, 2002 (end of the calender year). No interest or other financing charges will be incurred on any Class A or Class C distribution expenses incurred by the Distributor under the Plan or on any unreimbursed expenses due to the Distributor pursuant to the Plan.


     No interested person of the Fund nor any Independent Trustee has any direct financial interest in the operation of the Plan except to the extent that the Distributor, the Investment Manager, Morgan Staley DW, Morgan Stanley Services or certain of their employees may be deemed to have such an interest as a result of benefits derived from the successful operation of the Plan or as a result of receiving a portion of the amounts expended thereunder by the Fund.

     On an annual basis the Trustees, including a majority of the Independent Trustees, consider whether the Plan should be continued. Prior to approving the last continuation of the Plan, the Trustees requested and received from the Distributor and reviewed all the information which they deemed necessary to arrive at an informed determination. In making their determination to continue the Plan, the Trustees considered: (1) the Fund's experience under the Plan and whether such experience indicates that the Plan is operating as anticipated; (2) the benefits the Fund had obtained, was obtaining and would be likely to obtain under the Plan, including that: (a) the Plan is essential in order to give Fund investors a choice of alternatives for payment of distribution and service charges and to enable the Fund to continue to grow and avoid a pattern of net redemptions which, in turn, are essential for effective investment management; and (b) without the compensation to individual brokers and the reimbursement of distribution and account maintenance expenses of Morgan Stanley DW's branch offices made possible by the 12b-1 fees, Morgan Stanley DW could not establish and maintain an effective system for distribution, servicing of Fund shareholders and maintenance of shareholder accounts; and (3) what services had been provided and were continuing to be provided under the Plan to the Fund and its shareholders. Based upon their review, the Trustees, including each of the Independent Trustees, determined that continuation of the Plan would be in the best interest of the Fund and would have a reasonable likelihood of continuing to benefit the Fund and its shareholders. In the Trustees' quarterly review of the Plan, they will consider its continued appropriateness and the level of compensation provided therein.


     The Plan may not be amended to increase materially the amount to be spent for the services described therein without approval by the shareholders of the affected Class or Classes of the Fund, and all material amendments to the Plan must also be approved by the Trustees in the manner described above. The Plan may be terminated at any time, without payment of any penalty, by vote of a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of the Fund (as defined in the Investment Company
Act) on not more than 30 days' written notice to any other party to the Plan. So long as the Plan is in effect, the election and nomination of Independent Trustees shall be committed to the discretion of the Independent Trustees.

F. LITIGATION INVOLVING THE INVESTMENT MANAGER AND DISTRIBUTOR

     On August 6, 2003, a shareholder derivative action(1) was filed in the U.S. District Court for the Southern District of New York against the Fund's Investment Manager and Distributor, alleging breach of fiduciary duty in respect of the defendants' compensation.

     Plaintiff alleges the Fund trustees are not independent as required and seeks a declaration that the investment management and distribution agreements between the Fund and the defendants are void. Plaintiff also alleges that the investment management and distribution fees were excessive and seeks damages equivalent to the investment management and distribution fees paid to the defendants. The defendants believe that the lawsuit has no merit and have moved to dismiss the action.


----------
(1) Lionel Amron v. Morgan Stanley Investment Advisers Inc. and Morgan Stanley Distributors Inc.

G. OTHER SERVICE PROVIDERS


     (1) TRANSFER AGENT/DIVIDEND-PAYING AGENT

     Morgan Stanley Trust is the Transfer Agent for the Fund's shares and the Dividend Disbursing Agent for payment of dividends and distributions on Fund shares and Agent for shareholders under various investment plans. The principal business address of the Transfer Agent is Harborside Financial Center, Plaza Two, 2nd Floor, Jersey City, NJ 07311.

     (2) CUSTODIAN AND INDEPENDENT AUDITORS


     The Bank of New York, 100 Church Street, New York, NY 10286, is the Custodian of the Fund's assets. Any of the Fund's cash balances with the Custodian in excess of $100,000 are unprotected by federal deposit insurance. These balances may, at times, be substantial.


     Deloitte & Touche LLP, Two World Financial Center, New York, NY 10281, serves as the independent auditors of the Fund. The independent auditors are responsible for auditing the annual financial statements of the Fund.

     (3) AFFILIATED PERSONS

     The Transfer Agent is an affiliate of the Investment Manager and the Distributor. As Transfer Agent and Dividend Disbursing Agent, the Transfer Agent's responsibilities include maintaining shareholder accounts, disbursing cash dividends and reinvesting dividends, processing account registration changes, handling purchase and redemption transactions, mailing prospectuses and reports, mailing and tabulating proxies, processing share certificate transactions, and maintaining shareholder records and lists. For these services, the Transfer Agent receives a per shareholder account fee from the Fund and is reimbursed for its out-of-pocket expenses in connection with such services.


H. CODES OF ETHICS


     The Fund, the Investment Manager and the Distributor have each adopted a Code of Ethics pursuant to Rule 17j-1 under the Investment Company Act. The Codes of Ethics are designed to detect and prevent improper personal trading. The Codes of Ethics permit personnel subject to the Codes to invest in securities, including securities that may be purchased, sold or held by the Fund, subject to a number of restrictions and controls including prohibitions against purchases of securities in an Initial Public Offering and a preclearance requirement with respect to personal securities transactions.

VI. BROKERAGE ALLOCATION AND OTHER PRACTICES
--------------------------------------------------------------------------------
A. BROKERAGE TRANSACTIONS

     Subject to the general supervision of the Trustees, the Investment Manager is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions, and the negotiation of brokerage commissions, if any. Purchases and sales of securities on a stock exchange are effected through brokers who charge a commission for their services. In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. The Fund also expects that securities will be purchased at times in underwritten offerings where the price includes a fixed amount of compensation, generally referred to as the underwriter's concession or discount. On occasion, the Fund may also purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid.


     During the fiscal years ended August 31, 2001, 2002 and 2003, the Fund paid a total of $137,882, $271,513 and $125,479 in brokerage commissions, respectively.


B. COMMISSIONS

     Pursuant to an order of the SEC, the Fund may effect principal transactions in certain money market instruments with Morgan Stanley DW. The Fund will limit its transactions with Morgan Stanley DW to U.S. government and government agency securities, bank money instruments (i.e., certificates of deposit and bankers' acceptances) and commercial paper. The transactions will be effected with Morgan Stanley DW only when the price available from Morgan Stanley DW is better than that available from other dealers.


     During the fiscal years ended August 31, 2001, 2002 and 2003, the Fund did not effect any principal transactions with Morgan Stanley DW.


     Brokerage transactions in securities listed on exchanges or admitted to unlisted trading privileges may be effected through Morgan Stanley DW, Morgan Stanley & Co. and other affiliated brokers and dealers. In order for an affiliated broker or dealer to effect any portfolio transactions on an exchange for the Fund, the commissions, fees or other remuneration received by the affiliated broker or dealer must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow the affiliated broker or dealer to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. Furthermore, the Trustees, including the Independent Trustees, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to an affiliated broker or dealer are consistent with the foregoing standard. The Fund does not reduce the management fee it pays to the Investment Manager by any amount of the brokerage commissions it may pay to an affiliated broker or dealer.


     During the fiscal years ended August 31, 2001, 2002 and 2003, the Fund paid $8,257, $0 and $0 in brokerage commissions to Morgan Stanley & Co.

C. BROKERAGE SELECTION

     The policy of the Fund regarding purchases and sales of securities for its portfolio is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the Fund's policy is to pay commissions which are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Fund believes that a requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude the Fund and the Investment Manager from obtaining a high quality of brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Investment Manager relies upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage and research services received from the broker effecting the transaction. These determinations are necessarily subjective and imprecise, as in most cases an exact dollar value for those services is not ascertainable.

     In seeking to implement the Fund's policies, the Investment Manager effects transactions with those brokers and dealers who the Investment Manager believes provide the most favorable prices and are capable of providing efficient executions. If the Investment Manager believes the prices and executions are obtainable from more than one broker or dealer, it may give consideration to placing portfolio transactions with those brokers and dealers who also furnish research and other services to the Fund or the Investment Manager. The services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investment; wire services; and appraisals or evaluations of portfolio securities. The information and services received by the Investment Manager from brokers and dealers may be utilized by the Investment Manager and any of its asset management affiliates in the management of accounts of some of their other clients and may not in all cases benefit the Fund directly.

     The Investment Manager and certain of its affiliates currently serves as investment manager to a number of clients, including other investment companies, and may in the future act as investment manager or advisor to others. It is the practice of the Investment Manager and its affiliates to cause purchase and sale transactions (including transactions in certain initial and secondary public offerings) to be allocated among clients whose assets they manage (including the
Fund) in such manner they deem equitable. In making such allocations among the Fund and other client accounts, various factors may be considered, including the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for managing the portfolios of the Fund and other client accounts. The Investment Manager and its affiliates may operate one or more order placement facilities and each facility will implement order allocation in accordance with the procedures described above. From time to time, each facility may transact in a security at the same time as other facilities are trading in that security.

D. DIRECTED BROKERAGE


     During the fiscal year ended August 31, 2003, the Fund did not pay any brokerage commissions to brokers because of research services provided.


E. REGULAR BROKER-DEALERS


     During the fiscal year ended August 31, 2003, the Fund purchased securities issued by The Bank of New York, J.P. Morgan Chase & Co., Goldman Sachs Group Inc., Merrill Lynch & Co., Inc., Bank of America Corp., and Citigroup, which issuers were among the ten brokers or the ten dealers which executed transactions for or with the Fund in the largest dollar amounts during year. At August 31, 2003, the Fund held securities issued by Citigroup Inc., J.P. Morgan Chase & Co., Prudential Financial, Inc., Goldman Sachs Group, Inc., Bank of America Corp., Bank of New York Co., Inc., and Merrill Lynch & Co., Inc., with market values of $41,107,895, $12,803,687, $3,686,695, $7,654,297,
$21,868,403, $4,178,464, and $9,216,117, respectively.

VII. CAPITAL STOCK AND OTHER SECURITIES
--------------------------------------------------------------------------------

     The shareholders of the Fund are entitled to a full vote for each full share of beneficial interest held. The Fund is authorized to issue an unlimited number of shares of beneficial interest. All shares of beneficial interest of the Fund are of $0.01 par value and are equal as to earnings, assets and voting privileges except that each Class will have exclusive voting privileges with respect to matters relating to distribution expenses borne solely by such Class or any other matter in which the interests of one Class differ from the interests of any other Class. In addition, Class B shareholders will have the right to vote on any proposed material increase in Class A's expenses, if such proposal is submitted separately to Class A shareholders. Also, Class A, Class B and Class C bear expenses related to the distribution of their respective shares.

     The Fund's Declaration of Trust permits the Trustees to authorize the creation of additional series of shares (the proceeds of which would be invested in separate, independently managed portfolios) and additional Classes of shares within any series. The Trustees have not presently authorized any such additional series or Classes of shares other than as set forth in the Prospectus.


     The Fund is not required to hold annual meetings of shareholders and in ordinary circumstances the Fund does not intend to hold such meetings. The Trustees may call special meetings of shareholders for action by shareholder vote as may be required by the Investment Company Act or the Declaration of Trust. Under certain circumstances, the Trustees may be removed by action of the Trustees. In addition, under certain circumstances, the shareholders may call a meeting to remove Trustees and the Fund is required to provide assistance in communicating with shareholders about such a meeting. The voting rights of shareholders are not cumulative, so that holders of more than 50% of the shares voting can, if they choose, elect all Trustees being selected, while the holders of the remaining shares would be unable to elect any Trustees.


     Under Massachusetts law, shareholders of a business trust may, under certain limited circumstances, be held personally liable as partners for the obligations of the Fund. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund, requires that notice of such Fund obligations include such disclaimer, and provides for indemnification out of the Fund's property for any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations. Given the above limitations on shareholder personal liability, and the nature of the Fund's assets and operations, the possibility of the Fund being unable to meet its obligations is remote and thus, in the opinion of Massachusetts counsel to the Fund, the risk to Fund shareholders of personal liability is remote.

     The Trustees themselves have the power to alter the number and the terms of office of the Trustees (as provided for in the Declaration of Trust), and they may at any time lengthen or shorten their own terms or make their terms of unlimited duration and appoint their own successors, provided that always at least a majority of the Trustees has been elected by the shareholders of the Fund.


VIII. PURCHASE, REDEMPTION AND PRICING OF SHARES
--------------------------------------------------------------------------------

A. PURCHASE/REDEMPTION OF SHARES

     Information concerning how Fund shares are offered to the public (and how they are redeemed and exchanged) is provided in the Fund's Prospectus.

     TRANSFER AGENT AS AGENT. With respect to the redemption or repurchase of Fund shares, the application of proceeds to the purchase of new shares in the Fund or any other Morgan Stanley Funds and the general administration of the exchange privilege, the Transfer Agent acts as agent for the Distributor and for the shareholder's authorized broker-dealer, if any, in the performance of such functions. With respect to exchanges, redemptions or repurchases, the Transfer Agent is liable for its own negligence and not for the default or negligence of its correspondents or for losses in transit. The Fund is not liable for any default or negligence of the Transfer Agent, the Distributor or any authorized broker-dealer.

     The Distributor and any authorized broker-dealer have appointed the Transfer Agent to act as their agent in connection with the application of proceeds of any redemption of Fund shares to the purchase of shares of any other Morgan Stanley Fund and the general administration of the exchange privilege. No commission or discounts will be paid to the Distributor or any authorized broker-dealer for any transactions pursuant to the exchange privilege.

     TRANSFERS OF SHARES. In the event a shareholder requests a transfer of Fund shares to a new registration, the shares will be transferred without sales charge at the time of transfer. With regard to the status of shares which are either subject to a CDSC or free of such charge (and with regard to the length of time shares subject to the charge have been held), any transfer involving less than all of the shares in an account will be made on a pro rata basis (that is, by transferring shares in the same proportion that the transferred shares bear to the total shares in the account immediately prior to the transfer). The transferred shares will continue to be subject to any applicable CDSC as if they had not been so transferred.

     OUTSIDE BROKERAGE ACCOUNTS. If a shareholder wishes to maintain his or her fund account through a brokerage company other than Morgan Stanley DW, he or she may do so only if the Distributor has entered into a selected dealer agreement with that brokerage company. Accounts maintained through a brokerage company other than Morgan Stanley DW may be subject to certain restrictions on subsequent purchases and exchanges. Please contact your brokerage company or the Transfer Agent for more information.

B. OFFERING PRICE

     The Fund's Class B, Class C and Class D shares are offered at net asset value per share and the Class A shares are offered at net asset value per share plus any applicable FSC which is distributed among the Fund's Distributor, Morgan Stanley DW and other authorized dealers as described in Section "V. Investment Management and Other Services-E. Rule 12b-1 Plan." The price of Fund shares, called "net asset value," is based on the value of the Fund's portfolio securities. Net asset value per share of each Class is calculated by dividing the value of the portion of the Fund's securities and other assets attributable to that Class, less the liabilities attributable to that Class, by the number of shares of that Class outstanding. The assets of each Class of shares are invested in a single portfolio. The net asset value of each Class, however, will differ because the Classes have different ongoing fees.


     In the calculation of the Fund's net asset value: (1) an equity portfolio security listed or traded on the New York or American Stock Exchange or other exchange is valued at its latest sale price, prior to the time when assets are valued; if there were no sales that day, the security is valued at the mean between the last reported bid and asked price; and (2) an equity portfolio security listed or traded on the Nasdaq is valued at the Nasdaq Official Closing Price; if there were no sales that day, the security is valued at the mean between the last reported bid and asked price; and (3) all other equity portfolio securities for which over-the-counter market quotations are readily available are valued at the mean between the last reported bid and asked price. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market. For equity securities traded on foreign exchanges, the last reported sale price or the latest bid price may be used if there were no sales on a particular day. When market quotations are not readily available, including circumstances under which it is determined by the Investment Manager that the sale price, the bid price or the mean between the last reported bid and asked price are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Trustees.

     Short-term debt securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, unless the Trustees determine such does not reflect the securities' market value, in which case these securities will be valued at their fair value as determined by the Trustees.

     Futures are valued at the latest price published by the commodities exchange on which they trade unless it is determined that such price does not reflect their market value, in which case they will be valued at their fair value as determined in good faith under procedures established by and under the supervision of the Trustees.

     Generally, trading in foreign securities, as well as corporate bonds, U.S. government securities and money market instruments, is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the New York Stock Exchange. Occasionally, events which may affect the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the New York Stock Exchange and will therefore not be reflected in the computation of the Fund's net asset value. If events that may affect the value of such securities occur during such period, then these securities may be valued at their fair value as determined in good faith under procedures established by and under the supervision of the Trustees.

IX. TAXATION OF THE FUND AND SHAREHOLDERS
--------------------------------------------------------------------------------

     The Fund generally will make two basic types of distributions: ordinary dividends and long-term capital gain distributions. These two types of distributions are reported differently on a shareholder's income tax return. The tax treatment of the investment activities of the Fund will affect the amount, timing and character of the distributions made by the Fund. Tax issues relating to the Fund are not generally a consideration for shareholders such as tax-exempt entities and tax-advantaged retirement vehicles such as an IRA or 401(k) plan. Shareholders are urged to consult their own tax professionals regarding specific questions as to federal, state or local taxes.


     INVESTMENT COMPANY TAXATION. The Fund intends to remain qualified as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As such, the Fund will not be subject to federal income tax on its net investment income and capital gains, if any, to the extent that it distributes such income and capital gains to its shareholders.

     The Fund generally intends to distribute sufficient income and gains so that the Fund will not pay corporate income tax on its earnings. The Fund also generally intends to distribute to its shareholders in each calendar year a sufficient amount of ordinary income and capital gains to avoid the imposition of a 4% excise tax. However, the Fund may instead determine to retain all or part of any net long-term capital gains in any year for reinvestment. In such event, the Fund will pay federal income tax (and possibly excise tax) on such retained gains.


     Gains or losses on sales of securities by the Fund will be long-term capital gains or losses if the securities have a tax holding period of more than one year at the time of such sale. Gains or losses on the sale of securities with a tax holding period of one year or less will be short-term capital gains or losses. Special tax rules may change the normal treatment of gains and losses recognized by the Fund when the Fund invests in forward foreign currency exchange contracts, options, futures transactions, and non-U.S. corporations classified as "passive foreign investment companies" ("PFICS"). Those special tax rules can, among other things, affect the treatment of capital gain or loss as long-term or short-term and may result in ordinary income or loss rather than capital gain or loss. The application of these special rules would therefore also affect the character or distributions made by the Fund.


     Under certain tax rules, the Fund may be required to accrue a portion of any discount at which certain securities are purchased as income each year even though the Fund receives no payments in cash on the security during the year. To the extent that the Fund invests in such securities, it would be required to pay out such income as an income distribution in each year in order to avoid taxation at the Fund level. Such distributions will be made from the available cash of the Fund or by liquidation of portfolio securities if necessary. If a distribution of cash necessitates the liquidation of portfolio securities, the Investment Manager will select which securities to sell. The Fund may realize a gain or loss from such sales. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would in the absence of such transactions.

     TAXATION OF DIVIDENDS AND DISTRIBUTIONS. Shareholders normally will have to pay federal income taxes, and any state and/or local income taxes, on the dividends and other distributions they receive from the Fund. Such dividends and distributions, to the extent that they are derived from net investment income or short-term capital gains, are taxable to the shareholder as ordinary income regardless of whether the shareholder receives such payments in additional shares or in cash. Under recently enacted legislation, ordinary income dividends received by a shareholder may be taxed at the same rate as long-term capital gains. However, even if income received in the form of ordinary income dividends is taxed at the same rates as long-term capital gains, such income will not be considered long-term capital gains for other federal income tax purposes. For example, you generally will not be permitted to offset ordinary income dividends with capital losses. Short-term capital gain distributions will continue to be taxed at ordinary income rates.

     Distributions of net long-term capital gains, if any, are taxable to shareholders as long-term capital gains regardless of how long a shareholder has held the Fund's shares and regardless of whether the distribution is received in additional shares or in cash. Under current law, the maximum tax rate on long-term capital gains available to non-corporate shareholders generally is 15%. Without future congressional action, the maximum tax rate on long-term capital gains would return to 20% in 2009, and the maximum rate on dividends would move to 35% in 2009 and 39.6% in 2011.


     Shareholders are generally taxed on any ordinary dividend or capital gain distributions from the Fund in the year they are actually distributed. However, if any such dividends or distributions are declared in October, November or December and paid in January then such amounts will be treated for tax purposes as received by the shareholders on December 31, to shareholders of record of such month.

     Subject to certain exceptions, a corporate shareholder may be eligible for a 70% dividends received deduction to the extent that the Fund earns and distributes qualifying dividends from its investments. Distributions of net capital gains by the Fund will not be eligible for the dividends received deduction.

     Shareholders who are not citizens or residents of the United States and certain foreign entities may be subject to withholding of United States tax on distributions made by the Fund of investment income and short-term capital gains.

     After the end of each calendar year, shareholders will be sent information on their dividends and capital gain distributions for tax purposes, including the portion taxable as ordinary income, the portion taxable as long-term capital gains and the amount of any dividends eligible for the federal dividends received deduction for corporations.

     PURCHASES AND REDEMPTIONS AND EXCHANGES OF FUND SHARES. Any dividend or capital gains distribution received by a shareholder from any investment company will have the effect of reducing the net asset value of the shareholder's stock in that company by the exact amount of the dividend or capital gains distribution. Furthermore, such dividends and capital gains distributions are subject to federal income taxes. If the net asset value of the shares should be reduced below a shareholder's cost as a result of the payment of dividends or the distribution of realized long-term capital gains, such payment or distribution would be in part a return of the shareholder's investment but nonetheless would be taxable to the shareholder. Therefore, an investor should consider the tax implications of purchasing Fund shares immediately prior to a distribution record date.


     In general, a sale of shares results in capital gain or loss, and for individual shareholders, is taxable at a federal rate dependent upon the length of time the shares were held. A redemption of a shareholder's Fund shares is normally treated as a sale for tax purposes. Fund shares held for a period of one year or less at the time of such sale or redemption will, for tax purposes, generally result in short-term capital gains or losses and those held for more than one year will generally result in long-term capital gains or losses. Under current law, the maximum tax rate on long-term capital gains realized by non-corporate shareholders is generally 15%. Without future congressional action, the maximum tax rate on long-term capital gains would return to 20% in 2009. Any loss realized by shareholders upon a sale or redemption of shares within six months of the date of their purchase will be treated as a long-term capital loss to the extent of any distributions of net long-term capital gains with respect to such shares during the six-month period.


     Gain or loss on the sale or redemption of shares in the Fund is measured by the difference between the amount received and the tax basis of the shares. Shareholders should keep records of investments made (including shares acquired through reinvestment of dividends and distributions) so they can compute the tax basis of their shares. Under certain circumstances a shareholder may compute and use an average cost basis in determining the gain or loss on the sale or redemption of shares.

     Exchanges of Fund shares for shares of another fund, including shares of other Morgan Stanley Funds, are also subject to similar tax treatment. Such an exchange is treated for tax purposes as a sale of the original shares in the first fund, followed by the purchase of shares in the second fund.


     If a shareholder realizes a loss on the redemption or exchange of a fund's shares and reinvests in that fund's shares within 30 days before or after the redemption or exchange, the transactions may be subject to the "wash sale" rules, resulting in a postponement of the recognition of such loss for tax purposes.

X. UNDERWRITERS
--------------------------------------------------------------------------------

     The Fund's shares are offered to the public on a continuous basis. The Distributor, as the principal underwriter of the shares, has certain obligations under the Distribution Agreement concerning the distribution of the shares. These obligations and the compensation the Distributor receives are described above in the sections titled "Principal Underwriter" and "Rule 12b-1 Plan."


XI. CALCULATION OF PERFORMANCE DATA
--------------------------------------------------------------------------------


     From time to time, the Fund may quote its "total return" in advertisements and sales literature. These figures are computed separately for Class A, Class B, Class C and Class D shares. The Fund's "average annual total return" represents an annualization of the Fund's total return over a particular period and is computed by finding the annual percentage rate which will result in the ending redeemable value of a hypothetical $1,000 investment made at the beginning of a one, five or ten year period, or for the period from the date of commencement of operations, if shorter than any of the foregoing. The ending redeemable value is reduced by any contingent deferred sales charge ("CDSC") at the end of the one, five, ten year or other period. For the purpose of this calculation, it is assumed that all dividends and distributions are reinvested. The formula for computing the average annual total return involves a percentage obtained by dividing the ending redeemable value by the amount of the initial investment (which in the case of Class A shares is reduced by the Class A initial sales charge), taking a root of the quotient (where the root is equivalent to the number of years in the period) and subtracting 1 from the result. Based on this calculation, the average annual total returns are as follows:


           AVERAGE ANNUAL RETURNS ASSUMING DEDUCTION OF MAXIMUM SALES
                      CHARGE PERIOD ENDING AUGUST 31, 2003



                     INCEPTION
CLASS                  DATE:       1 YEAR      5 YEARS     LIFE OF FUND
-----                  -----       ------      -------     ------------
Class A .........   09/26/97         5.51%       0.70%         0.94%
Class B .........   09/26/97         5.42%       0.60%         0.90%
Class C .........   09/26/97         9.42%       0.99%         1.06%
Class D .........   09/26/97        11.59%       2.01%         2.08%



     In addition, the Fund may advertise its total return for each Class over different periods of time by means of aggregate, average, year-by-year or other types of total return figures. These calculations may or may not reflect the imposition of the maximum front-end sales charge for Class A or the deduction of the CDSC for each of Class B and Class C which, if reflected, would reduce the performance quoted. For example, the average annual total return of the Fund may be calculated in the manner described above, but without deduction for any applicable sales charge. Based on this calculation, the average annual total returns are as follows:

          AVERAGE ANNUAL RETURNS ASSUMING NO DEDUCTION OF SALES CHARGE
                          PERIOD ENDING AUGUST 31, 2003




                     INCEPTION
CLASS                  DATE:        1 YEAR      5 YEARS     LIFE OF FUND
-----                  -----        ------      -------     ------------
Class A .........   09/26/97         11.36%       1.79%         1.86%
Class B .........   09/26/97         10.42%       0.98%         1.06%
Class C .........   09/26/97         10.42%       0.99%         1.06%
Class D .........   09/26/97         11.59%       2.01%         2.08%



     In addition, the Fund may compute its aggregate total return for each Class for specified periods by determining the aggregate percentage rate which will result in the ending value of a hypothetical $1,000 investment made at the beginning of the period. For the purpose of this calculation, it is assumed that all dividends and distributions are reinvested. The formula for computing aggregate total return involves a percentage obtained by dividing the ending value (without reduction for any sales charge) by the initial $1,000 investment and subtracting 1 from the result. Based on the foregoing calculation, the aggregate total returns are as follows:


           AVERAGE TOTAL RETURNS ASSUMING NO DEDUCTION OF SALES CHARGE
                          PERIOD ENDING AUGUST 31, 2003



                     INCEPTION
CLASS                  DATE:        1 YEAR      5 YEARS     LIFE OF FUND
-----                  -----        ------      -------     ------------
Class A .........   09/26/97         11.36%       9.29%         11.53%
Class B .........   09/26/97         10.42%       5.01%          6.46%
Class C .........   09/26/97         10.42%       5.03%          6.47%
Class D .........   09/26/97         11.59%      10.44%         12.98%



     The Fund may also advertise the performance of hypothetical investments of $10,000, $50,000 and $100,000 in each Class of shares of the Fund by adding 1 to the Fund's aggregate total return to date (expressed as a decimal and without taking into account the effect of any applicable CDSC) and multiplying by $9,475, $48,000 and $97,000 in the case of Class A (investments of $10,000, $50,000 and $100,000 adjusted for the initial sales charge) or by $10,000, $50,000 and $100,000 in the case of each of Class B, Class C and Class D, as the case may be. Investments of $10,000, $50,000 and $100,000 in each Class at inception of the Class would have grown to the following amounts at August 31, 2003:



                                     INVESTMENT AT INCEPTION OF:
                     INCEPTION   -----------------------------------
CLASS                  DATE:      $10,000     $50,000      $100,000
-----                  -----      -------     -------      --------
Class A .........   09/26/97     $10,568     $53,534     $108,184
Class B .........   09/26/97     $10,646     $53,230     $106,460
Class C .........   09/26/97     $10,647     $53,235     $106,470
Class D .........   09/26/97     $11,298     $56,490     $112,980



     The after-tax returns of the Fund may also be advertised or otherwise reported. This is generally calculated in a manner similar to the computation of average annual total returns discussed above, except that the calculation also reflects the effect of taxes on returns. Based on these calculations, the average annual total returns after taxes on distributions and after taxes on distributions and redemptions for Class B are as follows:

  AVERAGE ANNUAL AFTER-TAX RETURNS ASSUMING DEDUCTION OF MAXIMUM SALES CHARGE
                                    CLASS B
                          PERIOD ENDING AUGUST 31, 2003




                                           Inception
Calculation Methodology                      Date        1 Year      5 Years     Life of Fund
-----------------------                      ----        ------      -------     ------------
After taxes on distributions ..........   09/26/97         5.42%       0.57%         0.88%
After taxes on distributions and
 redemptions ..........................   09/26/97         3.52%       0.50%         0.76%



     The Fund from time to time may also advertise its performance relative to certain performance rankings and indexes compiled by recognized organizations.


XII. FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

     Experts. The financial statements of the Fund for the fiscal year ended August 31, 2003 included in this Statement of Additional Information and incorporated by reference in the Prospectus have been so included and incorporated herein in reliance on the report of Deloitte & Touche LLP, independent auditors, given on the authority of said firm as experts in auditing and accounting.


                                   * * * * *

     This Statement of Additional Information and the Prospectus do not contain all of the information set forth in the Registration Statement the Fund has filed with the SEC. The complete Registration Statement may be obtained from the SEC.

MORGAN STANLEY S&P 500 INDEX FUND
PORTFOLIO OF INVESTMENTS o AUGUST 31, 2003


 NUMBER OF
  SHARES                                                       VALUE
------------------------------------------------------------------------
                        Common Stocks (98.7%)
                        Advertising/Marketing
                        Services (0.2%)
 71,772                 Interpublic Group of
                          Companies, Inc. .............   $    1,087,346
 34,726                 Omnicom Group, Inc. ...........        2,712,101
                                                          --------------
                                                               3,799,447
                                                          --------------
                        Aerospace & Defense (1.1%)
154,873                 Boeing Co. ....................        5,790,701
 36,355                 General Dynamics Corp. ........        3,130,529
 21,652                 Goodrich Corp. ................          563,602
 82,909                 Lockheed Martin Corp. .........        4,247,428
 33,692                 Northrop Grumman Corp..........        3,216,912
 75,626                 Raytheon Co. ..................        2,424,570
 32,796                 Rockwell Collins, Inc. ........          887,132
                                                          --------------
                                                              20,260,874
                                                          --------------
                        Agricultural Commodities/
                        Milling (0.1%)
118,747                 Archer-Daniels-Midland
                          Co. .........................        1,647,021
                                                          --------------
                        Air Freight/Couriers (1.0%)
 54,955                 FedEx Corp. ...................        3,687,480
207,279                 United Parcel Service, Inc.
                          (Class B) ...................       13,008,830
                                                          --------------
                                                              16,696,310
                                                          --------------
                        Airlines (0.1%)
 22,724                 Delta Air Lines, Inc. .........          292,458
143,474                 Southwest Airlines Co. ........        2,451,971
                                                          --------------
                                                               2,744,429
                                                          --------------
                        Alternative Power
                          Generation (0.0%)
 70,518                 Calpine Corp.* ................          397,722
                                                          --------------
                        Aluminum (0.2%)
155,696                 Alcoa, Inc. ...................        4,446,678
                                                          --------------
                        Apparel/Footwear (0.4%)
 31,400                 Cintas Corp. ..................        1,253,802
 23,563                 Jones Apparel Group, Inc.......          727,861
 19,775                 Liz Claiborne, Inc. ...........          681,644
 48,627                 Nike, Inc. (Class B) ..........        2,770,766


 NUMBER OF
  SHARES                                                       VALUE
------------------------------------------------------------------------
 10,915                 Reebok International Ltd.......   $      365,107
 19,897                 VF Corp. ......................          797,870
                                                          --------------
                                                               6,597,050
                                                          --------------
                        Apparel/Footwear Retail (0.4%)
164,050                 Gap, Inc. (The) ...............        3,427,004
 96,157                 Limited Brands, Inc. ..........        1,630,823
 25,021                 Nordstrom, Inc. ...............          652,297
 94,036                 TJX Companies, Inc. (The)......        2,036,820
                                                          --------------
                                                               7,746,944
                                                          --------------
                        Auto Parts: O.E.M. (0.3%)
 27,376                 Dana Corp. ....................          422,138
103,205                 Delphi Corp. ..................          935,037
 13,741                 Eaton Corp. ...................        1,286,707
 16,424                 Johnson Controls, Inc. ........        1,625,976
 24,077                 Visteon Corp. .................          162,520
                                                          --------------
                                                               4,432,378
                                                          --------------
                        Automotive Aftermarket (0.0%)
 13,505                 Cooper Tire & Rubber Co........          243,090
 32,188                 Goodyear Tire & Rubber
                          Co. (The) ...................          229,179
                                                          --------------
                                                               472,269
                                                          --------------
                        Beverages: Alcoholic (0.5%)
153,689                 Anheuser-Busch
                          Companies, Inc. .............        7,921,131
 11,100                 Brown-Forman Corp.
                          (Class B) ...................          877,344
  6,694                 Coors (Adolph) Co.
                          (Class B) ...................          369,174
                                                          --------------
                                                               9,167,649
                                                          --------------
                        Beverages: Non-Alcoholic (1.3%)
453,738                 Coca-Cola Co. (The) ...........       19,746,678
 83,281                 Coca-Cola Enterprises
                          Inc. ........................        1,539,866
 50,504                 Pepsi Bottling Group, Inc.
                          (The) .......................        1,218,156
                                                          --------------
                                                              22,504,700
                                                          --------------
                        Biotechnology (1.2%)
232,005                 Amgen Inc.* ...................       15,289,129
 27,370                 Biogen, Inc.* .................        1,080,020
 34,340                 Chiron Corp.* .................        1,745,159
 39,749                 Genzyme Corp.* ................        1,874,165
 46,433                 MedImmune, Inc.* ..............        1,619,119
                                                          --------------
                                                              21,607,592
                                                          --------------


                        SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY S&P 500 INDEX FUND
PORTFOLIO OF INVESTMENTS o AUGUST 31, 2003 CONTINUED


   NUMBER OF
    SHARES                                                    VALUE
  ---------------------------------------------------------------------
                        Broadcasting (0.4%)
    113,125             Clear Channel
                          Communications, Inc. .......   $    5,104,200
     42,223             Univision Communications
                          Inc. (Class A)* ............        1,582,940
                                                         --------------
                                                              6,687,140
                                                         --------------
                        Building Products (0.2%)
     13,229             American Standard
                          Companies, Inc.* ...........        1,060,834
     87,789             Masco Corp. ..................        2,176,289
                                                         --------------
                                                              3,237,123
                                                         --------------
                        Cable/Satellite TV (0.7%)
    414,248             Comcast Corp. (Class A)*......       12,323,878
                                                         --------------
                        Casino/Gaming (0.1%)
     20,204             Harrah's Entertainment, Inc.            836,850
     62,928             International Game
                        Technology ...................        1,626,060
                                                         --------------
                                                              2,462,910
                                                         --------------
                        Chemicals: Agricultural (0.1%)
     48,154             Monsanto Co. .................        1,238,039
                                                         --------------
                        Chemicals: Major
                        Diversified (1.0%)
    168,645             Dow Chemical Co. (The) .......        5,823,312
    183,462             Du Pont (E.I.) de Nemours
                          & Co. ......................        8,208,090
     14,254             Eastman Chemical Co. .........          510,436
     23,197             Engelhard Corp. ..............          651,140
     20,247             Hercules Inc.* ...............          226,766
     40,898             Rohm & Haas Co. ..............        1,485,824
                                                         --------------
                                                             16,905,568
                                                         --------------
                        Chemicals: Specialty (0.3%)
     41,862             Air Products & Chemicals,
                          Inc. .......................        1,980,910
      9,216             Great Lakes Chemical
                          Corp. ......................          195,287
     29,926             Praxair, Inc. ................        1,909,877
     13,055             Sigma-Aldrich Corp. ..........          714,761
                                                         --------------
                                                              4,800,835
                                                         --------------

   NUMBER OF
    SHARES                                                    VALUE
  ---------------------------------------------------------------------
                        Commercial
                        Printing/Forms (0.1%)
     10,183             Deluxe Corp. .................   $      434,814
     20,870             Donnelley (R.R.) & Sons
                          Co. ........................          524,672
                                                         --------------
                                                                959,486
                                                         --------------
                        Computer
                        Communications (1.5%)
     70,241             Avaya Inc.* ..................          734,018
  1,292,866             Cisco Systems, Inc.* .........       24,758,384
                                                         --------------
                                                             25,492,402
                                                         --------------
                        Computer Peripherals (0.5%)
    402,849             EMC Corp.* ...................        5,136,325
     23,485             Lexmark International, Inc.*          1,574,434
     62,506             Network Appliance, Inc.*......        1,400,759
                                                         --------------
                                                              8,111,518
                                                         --------------
                        Computer Processing
                          Hardware (1.8%)
     67,346             Apple Computer, Inc.* ........        1,524,040
    473,083             Dell Inc.* ...................       15,436,698
     59,499             Gateway, Inc.* ...............          343,309
    562,271             Hewlett-Packard Co. ..........       11,200,438
     17,573             NCR Corp.* ...................          509,793
    594,907             Sun Microsystems, Inc.* ......        2,296,341
                                                         --------------
                                                             31,310,619
                                                         --------------
                        Construction Materials (0.0%)
     18,705             Vulcan Materials Co. .........          774,574
                                                         --------------
                        Consumer Sundries (0.0%)
     12,088             American Greetings Corp.
                          (Class A)* .................          223,628
                                                         --------------
                        Containers/Packaging (0.2%)
     10,502             Ball Corp. ...................          554,506
      9,781             Bemis Company, Inc. ..........          442,786
     29,374             Pactiv Corp.* ................          589,830
     15,547             Sealed Air Corp.* ............          756,517
      9,955             Temple-Inland, Inc. ..........          495,560
                                                         --------------
                                                              2,839,199
                                                         --------------
                        Contract Drilling (0.2%)
     26,828             Nabors Industries, Ltd.
                          (Bermuda)* .................        1,077,144
     24,611             Noble Corp. (Cayman
                          Islands)* ..................          890,426


                        SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY S&P 500 INDEX FUND
PORTFOLIO OF INVESTMENTS o AUGUST 31, 2003 CONTINUED


  NUMBER OF
    SHARES                                                     VALUE
-------------------------------------------------------------------------
   17,249               Rowan Companies, Inc.* .........   $      431,915
   58,903               Transocean Inc.* ...............        1,244,031
                                                           --------------
                                                                3,643,516
                                                           --------------
                        Data Processing Services (1.1%)
  110,158               Automatic Data
                          Processing, Inc. .............        4,396,406
   34,487               Computer Sciences
                          Corp.* .......................        1,468,112
   89,632               Concord EFS, Inc.* .............        1,241,403
   27,254               Convergys Corp.* ...............          490,572
  137,775               First Data Corp. ...............        5,290,560
   35,587               Fiserv, Inc.* ..................        1,382,555
   69,339               Paychex, Inc. ..................        2,496,204
   52,386               SunGard Data Systems
                          Inc.* ........................        1,477,285
                                                           --------------
                                                               18,243,097
                                                           --------------
                        Department Stores (0.6%)
   15,547               Dillard's, Inc. (Class A) ......          235,226
   34,506               Federated Department
                          Stores, Inc. .................        1,507,912
   62,413               Kohl's Corp.* ..................        3,947,622
   53,136               May Department Stores
                          Co. ..........................        1,465,491
   49,550               Penney (J.C.) Co., Inc. ........        1,051,451
   56,576               Sears, Roebuck & Co. ...........        2,490,476
                                                           --------------
                                                               10,698,178
                                                           --------------
                        Discount Stores (3.5%)
   21,503               Big Lots, Inc.* ................          393,505
   84,022               Costco Wholesale Corp.*.........        2,696,266
   61,443               Dollar General Corp. ...........        1,408,888
   31,688               Family Dollar Stores, Inc.......        1,271,323
  167,763               Target Corp. ...................        6,811,178
  806,605               Wal-Mart Stores, Inc. ..........       47,726,818
                                                           --------------
                                                               60,307,978
                                                           --------------
                        Drugstore Chains (0.5%)
   72,576               CVS Corp. ......................        2,365,978
  188,790               Walgreen Co. ...................        6,148,890
                                                           --------------
                                                                8,514,868
                                                           --------------
                        Electric Utilities (2.3%)
  112,851               AES Corp. (The)* ...............          731,274
   23,077               Allegheny Energy, Inc. .........          213,924
   29,697               Ameren Corp. ...................        1,262,122
   72,758               American Electric Power
                          Co., Inc. ....................        2,059,779


  NUMBER OF
    SHARES                                                     VALUE
-------------------------------------------------------------------------
   56,270               CenterPoint Energy, Inc. .......   $      477,732
   32,436               Cinergy Corp. ..................        1,109,960
   26,456               CMS Energy Corp. ...............          176,462
   41,128               Consolidated Edison, Inc........        1,625,790
   30,455               Constellation Energy
                          Group, Inc. ..................        1,108,257
   57,251               Dominion Resources, Inc.........        3,468,266
   30,941               DTE Energy Co. .................        1,080,150
  165,993               Duke Energy Corp. ..............        2,835,160
   60,015               Edison International* ..........        1,131,883
   41,591               Entergy Corp. ..................        2,181,448
   59,725               Exelon Corp. ...................        3,517,802
   54,825               FirstEnergy Corp. ..............        1,604,179
   33,762               FPL Group, Inc. ................        2,088,517
   75,374               PG&E Corp.* ....................        1,671,042
   16,809               Pinnacle West Capital Corp.               576,549
   31,049               PPL Corp. ......................        1,231,714
   44,356               Progress Energy, Inc. ..........        1,795,974
   41,609               Public Service Enterprise
                          Group, Inc. ..................        1,761,725
  132,945               Southern Co. (The) .............        3,772,979
   32,513               TECO Energy, Inc. ..............          384,629
   59,361               TXU Corp. ......................        1,305,942
   73,444               Xcel Energy, Inc. ..............        1,075,955
                                                           --------------
                                                               40,249,214
                                                           --------------
                        Electrical Products (0.4%)
   36,213               American Power
                        Conversion Corp. ...............          648,937
   17,178               Cooper Industries Ltd.
                        (Class A) ......................          874,188
   77,540               Emerson Electric Co. ...........        4,323,630
   35,205               Molex Inc. .....................        1,035,731
   15,245               Power-One, Inc.* ...............          180,043
   10,770               Thomas & Betts Corp.* ..........          183,952
                                                           --------------
                                                                7,246,481
                                                           --------------
                        Electronic Components (0.2%)
   36,588               Jabil Circuit, Inc.* ...........        1,029,952
   17,284               QLogic Corp.* ..................          847,262
   93,948               Sanmina-SCI Corp.* .............          843,653
  152,850               Solectron Corp.* ...............          906,400
                                                           --------------
                                                                3,627,267
                                                           --------------

                        SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY S&P 500 INDEX FUND
PORTFOLIO OF INVESTMENTS o AUGUST 31, 2003 CONTINUED



  NUMBER OF
    SHARES                                                      VALUE
--------------------------------------------------------------------------
                        Electronic Equipment/
                          Instruments (0.5%)
   86,815               Agilent Technologies, Inc.*......   $    2,111,341
  263,442               JDS Uniphase Corp.* .............          906,240
   34,133               Rockwell Automation, Inc.........          929,100
   27,444               Scientific-Atlanta, Inc. ........          933,096
   42,470               Symbol Technologies, Inc.........          575,044
   15,625               Tektronix, Inc.* ................          369,375
   29,795               Thermo Electron Corp.* ..........          679,028
   22,888               Waters Corp.* ...................          698,084
  136,599               Xerox Corp.* ....................        1,472,537
                                                            --------------
                                                                 8,673,845
                                                            --------------
                        Electronic Production
                          Equipment (0.6%)
  305,294               Applied Materials, Inc.* ........        6,594,350
   35,056               KLA-Tencor Corp.* ...............        2,080,924
   27,614               Novellus Systems, Inc.* .........        1,103,455
   34,066               Teradyne, Inc.* .................          607,397
                                                            --------------
                                                                10,386,126
                                                            --------------
                        Electronics/Appliance
                          Stores (0.3%)
   59,358               Best Buy Co., Inc.* .............        3,087,210
   38,166               Circuit City Stores -
                          Circuit City Group ............          398,071
   31,021               RadioShack Corp. ................          943,038
                                                            --------------
                                                                 4,428,319
                                                            --------------
                        Electronics/Appliances (0.2%)
   52,771               Eastman Kodak Co. ...............        1,471,783
   14,429               Maytag Corp. ....................          391,026
   12,636               Whirlpool Corp. .................          879,213
                                                            --------------
                                                                 2,742,022
                                                            --------------
                        Engineering &
                        Construction (0.0%)
   15,016               Fluor Corp. .....................          553,189
                                                            --------------
                        Environmental Services (0.2%)
   38,508               Allied Waste Industries,
                          Inc.* .........................          425,898
  108,932               Waste Management, Inc. ..........        2,898,681
                                                            --------------
                                                                 3,324,579
                                                            --------------

  NUMBER OF
   SHARES                                                        VALUE
--------------------------------------------------------------------------
                        Finance/Rental/Leasing (1.8%)
   41,711               Capital One Financial
                          Corp. .........................   $    2,227,367
   24,060               Countrywide Financial
                          Corp. .........................        1,632,471
  180,485               Fannie Mae ......................       11,693,623
  126,616               Freddie Mac .....................        6,729,640
  235,350               MBNA Corp. ......................        5,493,069
   53,390               Providian Financial Corp.*.......          547,247
   11,559               Ryder System, Inc. ..............          347,117
   83,298               SLM Corp. .......................        3,346,914
                                                            --------------
                                                                32,017,448
                                                            --------------
                        Financial Conglomerates (4.3%)
  238,902               American Express Co. ............       10,762,535
  948,279               Citigroup Inc. ..................       41,107,895
  374,158               J.P. Morgan Chase & Co...........       12,803,687
   53,232               John Hancock Financial
                          Services, Inc. ................        1,625,173
   60,290               Principal Financial Group,
                          Inc. ..........................        1,896,723
  101,255               Prudential Financial, Inc. ......        3,686,695
   61,228               State Street Corp. ..............        2,690,971
                                                            --------------
                                                                74,573,679
                                                            --------------
                        Financial Publishing/
                           Services (0.2%)
   25,972               Equifax, Inc. ...................          595,798
   35,127               McGraw-Hill Companies,
                          Inc. (The) ....................        2,142,747
   27,317               Moody's Corp. ...................        1,416,660
                                                            --------------
                                                                 4,155,205
                                                            --------------
                        Food Distributors (0.3%)
   24,643               Supervalu, Inc. .................          593,896
  119,663               SYSCO Corp. .....................        3,764,598
                                                            --------------
                                                                 4,358,494
                                                            --------------
                        Food Retail (0.4%)
   67,565               Albertson's, Inc. ...............        1,420,216
  138,981               Kroger Co.* .....................        2,669,825
   81,307               Safeway Inc.* ...................        1,984,704
   25,940               Winn-Dixie Stores, Inc. .........          260,697
                                                            --------------
                                                                 6,335,442
                                                            --------------
                        Food: Major Diversified (1.5%)
   75,619               Campbell Soup Co. ...............        1,829,980
   68,074               General Mills, Inc. .............        3,155,911
   64,729               Heinz (H.J.) Co. ................        2,094,630


                        SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY S&P 500 INDEX FUND
PORTFOLIO OF INVESTMENTS o AUGUST 31, 2003 CONTINUED


    NUMBER OF
     SHARES                                                    VALUE
   ---------------------------------------------------------------------
     74,885             Kellogg Co. ...................   $    2,510,894
    316,479             PepsiCo, Inc. .................       14,095,975
    143,160             Sara Lee Corp. ................        2,717,177
                                                          --------------
                                                              26,404,567
                                                          --------------
                        Food: Meat/Fish/Dairy (0.1%)
     98,921             ConAgra Foods Inc. ............        2,176,262
                                                          --------------
                        Food: Specialty/Candy (0.3%)
     24,162             Hershey Foods Corp. ...........        1,688,924
     25,638             McCormick & Co., Inc.
                          (Non-Voting) ................          684,535
     41,456             Wrigley (Wm.) Jr. Co.
                          (Class A) ...................        2,199,241
                                                          --------------
                                                               4,572,700
                                                          --------------
                        Forest Products (0.2%)
     19,202             Louisiana-Pacific Corp.* ......          252,506
     40,346             Weyerhaeuser Co. ..............        2,400,587
                                                          --------------
                                                               2,653,093
                                                          --------------
                        Gas Distributors (0.3%)
     68,644             Dynegy, Inc. (Class A)* .......          212,110
     28,979             KeySpan Corp. .................          978,041
     22,486             Kinder Morgan, Inc. ...........        1,197,379
      8,109             Nicor Inc. ....................          275,625
     48,365             NiSource Inc. .................          935,379
      6,641             Peoples Energy Corp. ..........          266,636
     38,212             Sempra Energy .................        1,136,807
                                                          --------------
                                                               5,001,977
                                                          --------------
                        Home Building (0.1%)
     11,467             Centex Corp. ..................          864,841
      8,760             KB HOME .......................          501,247
     11,238             Pulte Homes, Inc. .............          748,001
                                                          --------------
                                                               2,114,089
                                                          --------------
                        Home Furnishings (0.1%)
     35,529             Leggett & Platt, Inc. .........          822,852
     50,508             Newell Rubbermaid, Inc. .......        1,199,565
     10,710             Tupperware Corp. ..............          174,894
                                                          --------------
                                                               2,197,311
                                                          --------------
                        Home Improvement
                           Chains (1.3%)
    423,224             Home Depot, Inc. (The) ........       13,610,884
    143,640             Lowe's Companies, Inc. ........        7,880,090
     27,045             Sherwin-Williams Co. ..........          813,514
                                                          --------------
                                                              22,304,488
                                                          --------------

    NUMBER OF
     SHARES                                                    VALUE
   ---------------------------------------------------------------------
                        Hospital/Nursing
                          Management (0.4%)
     94,226             HCA Inc. ......................   $    3,579,646
     43,965             Health Management
                        Associates, Inc.
                          (Class A) ...................          979,540
     16,580             Manor Care, Inc. ..............          457,608
     85,953             Tenet Healthcare Corp.* .......        1,379,546
                                                          --------------
                                                               6,396,340
                                                          --------------
                        Hotels/Resorts/
                          Cruiselines (0.5%)
    115,788             Carnival Corp. (Panama) .......        4,005,107
     69,406             Hilton Hotels Corp. ...........        1,060,524
     42,711             Marriott International, Inc.
                          (Class A) ...................        1,743,890
     36,957             Starwood Hotels &
                          Resorts Worldwide, Inc. .....        1,250,255
                                                          --------------
                                                               8,059,776
                                                          --------------
                        Household/Personal Care (2.5%)
     10,805             Alberto-Culver Co.
                          (Class B) ...................          616,749
     43,255             Avon Products, Inc. ...........        2,772,645
     39,923             Clorox Co. (The) ..............        1,710,701
     99,107             Colgate-Palmolive Co. .........        5,478,635
    188,101             Gillette Co. (The) ............        6,105,758
     17,322             International Flavors &
                          Fragrances, Inc. ............          545,643
     93,708             Kimberly-Clark Corp. ..........        4,789,416
    238,487             Procter & Gamble Co.
                          (The) .......................       20,817,530
                                                          --------------
                                                              42,837,077
                                                          --------------
                        Industrial Conglomerates (5.1%)
     71,992             3M Co. ........................       10,256,700
  1,840,980             General Electric Co.** ........       54,437,779
    158,027             Honeywell International,
                          Inc. ........................        4,581,203
     31,201             Ingersoll-Rand Co., Ltd.
                          (Class A) (Bermuda) .........        1,857,084
     16,924             ITT Industries, Inc. ..........        1,101,414
     24,885            Textron, Inc. .................        1,119,825
    367,830            Tyco International Ltd.
                          (Bermuda) ...................        7,569,941
     86,187            United Technologies
                          Corp. .......................        6,916,507
                                                          --------------
                                                              87,840,453
                                                          --------------

                        SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY S&P 500 INDEX FUND
PORTFOLIO OF INVESTMENTS o AUGUST 31, 2003 CONTINUED



   NUMBER OF
   SHARES                                                      VALUE
-------------------------------------------------------------------------
                        Industrial Machinery (0.3%)
   56,653               Illinois Tool Works Inc. .......   $    4,095,445
   21,759               Parker-Hannifin Corp. ..........        1,077,506
                                                           --------------
                                                                5,172,951
                                                           --------------
                        Industrial Specialties (0.2%)
   48,407               Ecolab Inc. ....................        1,248,417
   31,263               PPG Industries, Inc. ...........        1,716,651
                                                           --------------
                                                                2,965,068
                                                           --------------
                        Information Technology
                          Services (1.8%)
   30,452               Citrix Systems, Inc.* ..........          627,007
   88,118               Electronic Data Systems
                          Corp. ........................        1,923,616
  318,301               International Business
                          Machines Corp. ...............       26,103,865
   67,905               PeopleSoft, Inc.* ..............        1,229,080
   60,377               Unisys Corp.* ..................          783,693
                                                           --------------
                                                               30,667,261
                                                           --------------
                        Insurance Brokers/
                          Services (0.4%)
   57,504               AON Corp. ......................        1,276,589
   98,609               Marsh & McLennan
                          Companies, Inc. ..............        4,930,450
                                                           --------------
                                                                6,207,039
                                                           --------------
                        Integrated Oil (3.9%)
   16,565               Amerada Hess Corp. .............          781,040
  196,789               ChevronTexaco Corp. ............       14,340,014
  125,025               ConocoPhillips .................        6,981,396
1,230,356               Exxon Mobil Corp. ..............       46,384,421
                                                           --------------
                                                               68,486,871
                                                           --------------
                        Internet Software/
                          Services (0.3%)
   90,175               Siebel Systems, Inc.* ..........          908,964
  111,115               Yahoo! Inc.* ...................        3,711,241
                                                           --------------
                                                                4,620,205
                                                           --------------
                        Investment Banks/
                          Brokers (1.9%)
   18,248               Bear Stearns Companies,
                          Inc. (The) ...................        1,276,995
   86,499               Goldman Sachs Group,
                          Inc. (The) ...................        7,654,297
   44,680               Lehman Brothers
                          Holdings, Inc. ...............        2,936,816



   NUMBER OF
   SHARES                                                      VALUE
-------------------------------------------------------------------------
  171,367               Merrill Lynch & Co., Inc. ......   $    9,216,117
  200,281               Morgan Stanley
                          (See Note 4) .................        9,771,710
  248,748               Schwab (Charles) Corp.
                          (The) ........................        2,701,403
                                                           --------------
                                                               33,557,338
                                                           --------------
                        Investment Managers (0.4%)
   20,084               Federated Investors, Inc.
                          (Class B) ....................          589,666
   46,689               Franklin Resources, Inc. .......        2,016,498
   44,077               Janus Capital Group Inc. .......          761,210
   79,478               Mellon Financial Corp. .........        2,491,635
   22,470               Price (T.) Rowe Group,
                          Inc. .........................          954,975
                                                           --------------
                                                                6,813,984
                                                           --------------
                        Life/Health Insurance (0.6%)
   94,564               AFLAC, Inc. ....................        3,026,994
   26,176               Jefferson-Pilot Corp. ..........        1,158,812
   32,695               Lincoln National Corp. .........        1,158,057
  140,025               MetLife, Inc. ..................        3,979,510
   21,383               Torchmark Corp. ................          863,018
   52,998               UnumProvident Corp. ............          747,272
                                                           --------------
                                                               10,933,663
                                                           --------------
                        Major Banks (4.9%)
  275,942               Bank of America Corp. ..........       21,868,403
  142,028               Bank of New York Co., Inc.
                          (The) ........................        4,178,464
  210,425               Bank One Corp. .................        8,305,475
   86,812               BB&T Corp. .....................        3,170,374
   32,266               Comerica, Inc. .................        1,592,004
  193,693               FleetBoston Financial
                          Corp. ........................        5,731,376
   42,114               Huntington Bancshares,
                          Inc. .........................          842,280
   77,881               KeyCorp ........................        2,120,700
  112,673               National City Corp. ............        3,569,481
   52,097               PNC Financial Services
                          Group ........................        2,479,817
   62,670               SouthTrust Corp. ...............        1,816,803
   51,594               SunTrust Banks, Inc. ...........        3,153,941
  247,784               Wachovia Corp. .................       10,444,096
  308,558               Wells Fargo & Co. ..............       15,471,098
                                                           --------------
                                                               84,744,312
                                                           --------------


                        SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY S&P 500 INDEX FUND
PORTFOLIO OF INVESTMENTS o AUGUST 31, 2003 CONTINUED


  NUMBER OF
   SHARES                                                        VALUE
--------------------------------------------------------------------------
                        Major Telecommunications (2.8%)
   57,337               ALLTEL Corp. ....................   $    2,626,035
  144,830               AT&T Corp. ......................        3,229,709
  340,192               BellSouth Corp. .................        8,572,838
  611,993               SBC Communications,
                          Inc. ..........................       13,763,723
  165,609               Sprint Corp. (FON Group).........        2,446,045
  506,601               Verizon Communications
                          Inc. ..........................       17,893,147
                                                            --------------
                                                                48,531,497
                                                            --------------
                        Managed Health Care (0.7%)
   27,973               Aetna Inc. ......................        1,594,461
   25,468               Anthem, Inc.* ...................        1,864,258
   25,825               CIGNA Corp. .....................        1,231,336
   29,791               Humana, Inc.* ...................          524,024
  109,157               UnitedHealth Group Inc. .........        5,395,631
   26,800               WellPoint Health Networks,
                          Inc.* .........................        2,090,400
                                                            --------------
                                                                12,700,110
                                                            --------------
                        Media Conglomerates (2.1%)
  828,378               AOL Time Warner Inc.* ...........       13,552,264
  376,363               Disney (Walt) Co. (The) .........        7,715,442
  323,448               Viacom, Inc. (Class B)
                          (Non-Voting) ..................       14,555,160
                                                            --------------
                                                                35,822,866
                                                            --------------
                        Medical Distributors (0.4%)
   20,333               AmerisourceBergen Corp...........        1,183,584
   82,237               Cardinal Health, Inc. ...........        4,681,752
   53,331               McKesson Corp. ..................        1,746,057
                                                            --------------
                                                                 7,611,393
                                                            --------------
                        Medical Specialties (2.0%)
   38,492               Applera Corp. - Applied
                          Biosystems Group ..............          837,586
    9,587               Bard (C.R.), Inc.................          642,329
    9,803               Bausch & Lomb, Inc. .............          413,294
  110,062               Baxter International, Inc. ......        3,092,742
   46,919               Becton, Dickinson & Co. .........        1,714,420
   47,524               Biomet, Inc. ....................        1,412,889
   75,554               Boston Scientific Corp.* ........        4,540,795
   56,974               Guidant Corp. ...................        2,860,095
  224,639               Medtronic, Inc. .................       11,137,602
    8,930               Millipore Corp.* ................          405,422
   22,658               Pall Corp. ......................          566,450
   23,198               PerkinElmer, Inc. ...............          383,695
   33,144               St. Jude Medical, Inc.* .........        1,725,808


      NUMBER OF
        SHARES                                                      VALUE
---------------------                                       ------------------
   36,570               Stryker Corp. ...................   $    2,772,006
   36,188               Zimmer Holdings, Inc.* ..........        1,872,367
                                                            --------------
                                                                34,377,500
                                                            --------------
                        Miscellaneous Commercial
                          Services (0.0%)
   26,392               Sabre Holdings Corp. ............          596,987
                                                            --------------
                        Miscellaneous
                          Manufacturing (0.2%)
   10,932               Crane Co. .......................          279,750
   28,151               Danaher Corp. ...................        2,174,665
   37,305               Dover Corp. .....................        1,418,336
                                                            --------------
                                                                 3,872,751
                                                            --------------
                        Motor Vehicles (0.6%)
  337,151               Ford Motor Co. ..................        3,897,466
  103,269               General Motors Corp. ............        4,244,356
   55,692               Harley-Davidson, Inc. ...........        2,774,575
                                                            --------------
                                                                10,916,397
                                                            --------------
                        Multi-Line Insurance (1.9%)
  480,472               American International
                          Group, Inc. ...................       28,621,717
   51,545               Hartford Financial Services
                          Group, Inc. (The) .............        2,743,225
   34,160               Loews Corp. .....................        1,406,026
   25,491               Safeco Corp. ....................          919,205
                                                            --------------
                                                                33,690,173
                                                            --------------
                        Office Equipment/
                          Supplies (0.2%)
   20,349               Avery Dennison Corp. ............        1,114,108
   43,144               Pitney Bowes, Inc. ..............        1,682,616
                                                            --------------
                                                                 2,796,724
                                                            --------------
                        Oil & Gas Pipelines (0.1%)
  110,357               El Paso Corp. ...................          810,020
   95,365               Williams Companies, Inc.
                          (The) .........................          870,682
                                                            --------------
                                                                 1,680,702
                                                            --------------
                        Oil & Gas Production (0.8%)
   45,952               Anadarko Petroleum
                          Corp. .........................        1,998,912
   29,767               Apache Corp. ....................        2,053,328
   36,967               Burlington Resources Inc.........        1,789,942
   42,511               Devon Energy Corp. ..............        2,199,944
   21,106               EOG Resources, Inc. .............          894,894
   18,577               Kerr-McGee Corp. ................          816,459


                        See Notes to Financial Statements

Morgan Stanley S&P 500 Index Fund
Portfolio of Investments o August 31, 2003 continued



      NUMBER OF
        SHARES                                                     VALUE
---------------------                                      ---------------------
   69,861               Occidental Petroleum
                          Corp. ........................   $    2,398,328
   47,528               Unocal Corp. ...................        1,455,307
                                                           --------------
                                                               13,607,114
                                                           --------------
                        Oil Refining/Marketing (0.1%)
   12,570               Ashland, Inc. ..................          415,564
   57,079               Marathon Oil Corp. .............        1,591,933
   14,119               Sunoco, Inc. ...................          573,655
                                                           --------------
                                                                2,581,152
                                                           --------------
                        Oilfield Services/
                          Equipment (0.6%)
   62,011               Baker Hughes Inc. ..............        2,074,888
   29,115               BJ Services Co.* ...............        1,088,028
   80,524               Halliburton Co. ................        1,947,070
  107,256               Schlumberger Ltd. ..............        5,310,245
                                                           --------------
                                                               10,420,231
                                                           --------------
                        Other Consumer
                          Services (0.8%)
   32,276               Apollo Group, Inc.
                        (Class A)* .....................        2,067,923
   32,993               Block (H.&R.), Inc. ............        1,454,991
  187,613               Cendant Corp.* .................        3,373,282
  116,968               eBay Inc.* .....................        6,495,233
                                                           --------------
                                                               13,391,429
                                                           --------------
                        Other Consumer
                          Specialties (0.1%)
   26,768               Fortune Brands, Inc. ...........        1,509,715
                                                           --------------
                        Other Metals/Minerals (0.0%)
   16,391               Phelps Dodge Corp.* ............          786,604
                                                           --------------
                        Packaged Software (4.5%)
   42,708               Adobe Systems Inc. .............        1,658,352
   20,594               Autodesk, Inc. .................          368,633
   42,973               BMC Software, Inc.* ............          630,844
  106,483               Computer Associates
                          International, Inc. ..........        2,729,159
   69,639               Compuware Corp.* ...............          414,352
   37,803               Intuit Inc.* ...................        1,713,232
   15,725               Mercury Interactive
                          Corp.* .......................          690,170
1,977,639               Microsoft Corp. ................       52,446,986
   67,851               Novell, Inc.* ..................          341,291
  965,770               Oracle Corp.* ..................       12,342,541
   48,712               Parametric Technology
                          Corp.* .......................          162,211


      NUMBER OF
        SHARES                                                   VALUE
---------------------                                      ----------------
   27,209               Symantec Corp.* ................   $    1,562,613
   76,405               VERITAS Software Corp.*.........        2,634,444
                                                           --------------
                                                               77,694,828
                                                           --------------
                        Personnel Services (0.1%)
   20,595               Monster Worldwide Inc.* ........          562,655
   31,340               Robert Half International,
                          Inc.* ........................          697,002
                                                           --------------
                                                                1,259,657
                                                           --------------
                        Pharmaceuticals: Generic
                        Drugs (0.0%)
   19,720               Watson Pharmaceuticals,
                          Inc.* ........................          810,492
                                                           --------------
                        Pharmaceuticals: Major (8.1%)
  287,533               Abbott Laboratories ............       11,587,580
  357,044               Bristol-Myers Squibb Co. .......        9,058,206
  546,862               Johnson & Johnson ..............       27,113,418
  206,954               Lilly (Eli) & Co. ..............       13,768,650
  413,041               Merck & Co., Inc. ..............       20,784,223
1,454,268               Pfizer Inc. ....................       43,511,699
  270,573               Schering-Plough Corp. ..........        4,110,004
  244,614               Wyeth ..........................       10,481,710
                                                           --------------
                                                              140,415,490
                                                           --------------
                        Pharmaceuticals: Other (0.3%)
   23,989               Allergan, Inc. .................        1,906,166
   66,866               Forest Laboratories, Inc.*              3,142,702
   44,347               King Pharmaceuticals,
                          Inc.* ........................          623,075
                                                           --------------
                                                                5,671,943
                                                           --------------
                        Precious Metals (0.2%)
   26,781               Freeport-McMoRan Copper
                          & Gold, Inc. (Class B) .......          803,430
   74,086               Newmont Mining Corp. ...........        2,908,616
                                                           --------------
                                                                3,712,046
                                                           --------------
                        Property - Casualty
                          Insurers (1.1%)
   48,758               ACE Ltd. (Bermuda) .............        1,570,008
  129,666               Allstate Corp. (The) ...........        4,635,560
   31,612               Chubb Corp. (The) ..............        2,147,719
   29,651               Cincinnati Financial Corp.......        1,196,418
   40,094               Progressive Corp. (The) ........        2,836,250
   41,921               St. Paul Companies, Inc .
                          (The) ........................        1,457,174


                        See Notes to Financial Statements

Morgan Stanley S&P 500 Index Fund
Portfolio of Investments o August 31, 2003 continued



      NUMBER OF
        SHARES                                                    VALUE
---------------------                                       -----------------
  185,388               Travelers Property
                          Casualty Corp.
                          (Class B) .....................   $    2,871,660
   25,161               XL Capital Ltd. (Class A)
                          (Cayman Islands) ..............        1,905,946
                                                            --------------
                                                                18,620,735
                                                            --------------
                        Publishing: Books/
                          Magazines (0.0%)
    9,161               Meredith Corp. ..................          434,415
                                                            --------------
                        Publishing: Newspapers (0.5%)
   14,989               Dow Jones & Co., Inc. ...........          636,583
   49,478               Gannett Co., Inc. ...............        3,880,065
   15,049               Knight-Ridder, Inc. .............        1,021,225
   27,808               New York Times Co. (The)
                          (Class A) .....................        1,234,397
   56,917               Tribune Co. .....................        2,632,411
                                                            --------------
                                                                 9,404,681
                                                            --------------
                        Pulp & Paper (0.3%)
   10,701               Boise Cascade Corp. .............          291,602
   46,103               Georgia-Pacific Corp. ...........        1,068,207
   88,221               International Paper Co. .........        3,577,362
   36,911               MeadWestvaco Corp. ..............          935,694
                                                            --------------
                                                                 5,872,865
                                                            --------------
                        Railroads (0.4%)
   68,643               Burlington Northern Santa
                          Fe Corp. ......................        1,946,029
   39,367               CSX Corp. .......................        1,270,767
   71,802               Norfolk Southern Corp. ..........        1,367,110
   46,801               Union Pacific Corp. .............        2,852,053
                                                            --------------
                                                                 7,435,959
                                                            --------------
                        Real Estate Investment
                          Trusts (0.4%)
   17,284               Apartment Investment &
                        Management Co.
                          (Class A) .....................          666,298
   74,178               Equity Office Properties
                          Trust .........................        2,063,632
   50,202               Equity Residential ..............        1,459,874
   33,701               Plum Creek Timber Co.,
                          Inc. ..........................          881,281
    9,820               ProLogis ........................          276,826
   34,814               Simon Property Group,
                          Inc. ..........................        1,486,906
                                                            --------------
                                                                 6,834,817
                                                            --------------

      NUMBER OF
        SHARES                                                    VALUE
---------------------                                       ---------------
                        Recreational Products (0.3%)
   16,629               Brunswick Corp. .................   $      448,650
   26,821               Electronic Arts Inc.* ...........        2,407,185
   31,906               Hasbro, Inc. ....................          590,261
   80,993               Mattel, Inc. ....................        1,564,785
                                                            --------------
                                                                 5,010,881
                                                            --------------
                        Regional Banks (1.6%)
   64,673               AmSouth Bancorporation...........        1,393,056
   41,494               Charter One Financial,
                          Inc. ..........................        1,286,314
  105,778               Fifth Third Bancorp .............        6,198,591
   23,265               First Tennessee National
                          Corp. .........................          962,008
   41,754               Marshall & Ilsley Corp. .........        1,294,374
   28,857               North Fork
                          Bancorporation, Inc. ..........          974,501
   40,601               Northern Trust Corp. ............        1,714,986
   40,912               Regions Financial Corp. .........        1,442,557
   55,926               Synovus Financial Corp. .........        1,367,391
  353,618               U.S. Bancorp ....................        8,451,470
   36,569               Union Planters Corp. ............        1,166,551
   16,604               Zions Bancorporation ............          924,843
                                                            --------------
                                                                27,176,642
                                                            --------------
                        Restaurants (0.6%)
   31,004               Darden Restaurants, Inc. ........          675,887
  234,363               McDonald's Corp. ................        5,254,418
   71,937               Starbucks Corp.* ................        2,045,888
   20,900               Wendy's International, Inc.......          659,395
   53,876               Yum! Brands, Inc.* ..............        1,597,423
                                                            --------------
                                                                10,233,011
                                                            --------------
                        Savings Banks (0.5%)
   28,116               Golden West Financial
                          Corp. .........................        2,425,567
  171,397               Washington Mutual, Inc. .........        6,681,055
                                                            --------------
                                                                 9,106,622
                                                            --------------
                        Semiconductors (3.5%)
   63,698               Advanced Micro Devices,
                          Inc.* .........................          719,150
   70,530               Altera Corp.* ...................        1,582,693
   67,292               Analog Devices, Inc.* ...........        2,758,972
   56,013               Applied Micro Circuits
                          Corp.* ........................          325,436
   51,594               Broadcom Corp.
                          (Class A)* ....................        1,417,803


                        See Notes to Financial Statements

Morgan Stanley S&P 500 Index Fund
Portfolio of Investments o August 31, 2003 continued



      NUMBER OF
        SHARES                                                    VALUE
---------------------                                     ---------------------
1,203,575               Intel Corp. ...................   $    34,446,317
   57,653               Linear Technology Corp. .......         2,376,457
   69,119               LSI Logic Corp.* ..............           797,633
   59,805               Maxim Integrated
                          Products, Inc. ..............         2,685,843
  112,113               Micron Technology, Inc.*.......         1,609,943
   33,609               National Semiconductor
                          Corp.* ......................           979,366
   29,300               NVIDIA Corp.* .................           532,088
   31,123               PMC - Sierra, Inc.* ...........           443,814
  318,537               Texas Instruments Inc. ........         7,597,107
   62,151               Xilinx, Inc.* .................         1,916,737
                                                          ---------------
                                                               60,189,359
                                                          ---------------
                        Services to the Health
                          Industry (0.2%)
   44,869               IMS Health Inc. ...............           873,599
   49,813               Medco Health Solutions
                          Inc.* .......................         1,330,000
   19,403               Quest Diagnostics Inc.* .......         1,164,180
   21,788               Quintiles Transnational
                          Corp.* ......................           310,261
                                                          ---------------
                                                                3,678,040
                                                          ---------------
                        Specialty Insurance (0.2%)
   19,574               Ambac Financial Group, Inc.             1,270,744
   26,501               MBIA Inc. .....................         1,496,246
   18,180               MGIC Investment Corp. .........         1,024,807
                                                          ---------------
                                                                3,791,797
                                                          ---------------
                        Specialty Stores (0.6%)
   51,823               AutoNation, Inc.* .............           973,754
   16,483               AutoZone, Inc.* ...............         1,513,139
   54,391               Bed Bath & Beyond Inc.*........         2,340,445
   56,879               Office Depot, Inc.* ...........         1,037,473
   89,693               Staples, Inc.* ................         2,209,139
   26,743               Tiffany & Co. .................         1,040,838
   39,245               Toys 'R' Us, Inc.* ............           534,517
                                                          ---------------
                                                                9,649,305
                                                          ---------------
                        Specialty
                          Telecommunications (0.2%)
   26,363               CenturyTel, Inc. ..............           916,378
   52,212               Citizens Communications
                          Co.* ........................           595,217
  312,288               Qwest Communications
                          International, Inc.* ........         1,389,682
                                                          ---------------
                                                                2,901,277
                                                          ---------------


      NUMBER OF
        SHARES                                                    VALUE
---------------------                                     ---------------------
                        Steel (0.1%)
   14,806               Allegheny Technologies Inc.       $       110,305
   14,402               Nucor Corp. ...................           740,407
   18,999               United States Steel Corp.......           349,772
   15,828               Worthington Industries,
                          Inc. ........................           239,003
                                                          ---------------
                                                                1,439,487
                                                          ---------------
                        Telecommunication
                          Equipment (0.9%)
  147,717               ADC Telecommunications,
                          Inc.* .......................           375,201
   28,113               Andrew Corp.* .................           348,039
   86,775               CIENA Corp.* ..................           564,038
   34,665               Comverse Technology,
                          Inc.* .......................           571,626
  233,171               Corning Inc.* .................         1,923,661
  762,051               Lucent Technologies Inc.*......         1,455,517
  426,559               Motorola, Inc. ................         4,576,978
  145,410               QUALCOMM Inc. .................         6,002,525
   75,941               Tellabs, Inc.* ................           495,895
                                                          ---------------
                                                               16,313,480
                                                          ---------------
                        Tobacco (1.0%)
  372,980               Altria Group, Inc. ............        15,374,236
   15,531               R. J. Reynolds Tobacco
                          Holdings, Inc. ..............           530,384
   30,802               UST, Inc. .....................         1,028,787
                                                          ---------------
                                                               16,933,407
                                                          ---------------
                        Tools/Hardware (0.1%)
   14,293               Black & Decker Corp.
                          (The) .......................           611,455
   10,724               Snap-On, Inc. .................           316,358
   15,730               Stanley Works (The) ...........           476,147
                                                          ---------------
                                                                1,403,960
                                                          ---------------
                        Trucks/Construction/Farm
                          Machinery (0.6%)
   63,449               Caterpillar Inc. ..............         4,557,542
    7,620               Cummins Inc. ..................           379,781
   44,095               Deere & Co. ...................         2,491,808
   12,569               Navistar International
                          Corp.* ......................           562,211
   21,413               PACCAR, Inc. ..................         1,824,388
                                                          ---------------
                                                                9,815,730
                                                          ---------------


                        See Notes to Financial Statements

Morgan Stanley S&P 500 Index Fund
Portfolio of Investments o August 31, 2003 continued



 NUMBER OF
  SHARES                                              VALUE
----------                                      ----------------
             Wholesale Distributors (0.1%)
  32,068     Genuine Parts Co. ..............   $   1,026,817
  16,879     Grainger (W.W.), Inc. ..........         841,081
                                                -------------
                                                    1,867,898
                                                -------------
             Wireless
               Telecommunications (0.5%)
 499,533     AT&T Wireless Services
               Inc.* ........................       4,305,974
 189,373     Nextel Communications,
               Inc. (Class A)* ..............       3,651,111
 188,515     Sprint Corp. (PCS
               Group)* ......................         978,393
                                                -------------
                                                    8,935,478
                                                -------------
             Total Common Stocks
             (Cost $1,791,535,164) ..........   1,712,201,401
                                                -------------




  PRINCIPAL
  AMOUNT IN
  THOUSANDS
-------------
                Short-Term Investment (1.2%)
                Repurchase Agreement
$   20,503      Joint repurchase agreement
                1.05% due 09/02/03
                (dated 08/29/03;
                proceeds $20,505,392)
                (a) (Cost $20,503,000).......     20,503,000
                                               -------------




Total Investments
(Cost $1,812,038,164) (b) (c).....  99.9%      1,732,704,401
Other Assets in Excess of
Liabilities ......................   0.1           1,969,845
                                   -----       -------------
Net Assets ....................... 100.0%     $1,734,674,246
                                   =====      ==============





---------------------------
 *     Non-income producing security.
** A portion of this security has been physically segregated in connection with open futures contracts.
(a)    Collateralized by federal agency and U.S. Treasury obligations.
(b) Securities have been designated as collateral in an amount equal to $14,679,215 in connection with open futures contracts.
(c) The aggregate cost for federal income tax purposes is $1,823,027,031. The aggregate gross unrealized appreciation is $257,622,195 and the aggregate gross unrealized depreciation is $347,944,825, resulting in net unrealized depreciation of $90,322,630.





Futures Contracts Open at August 31, 2003:




                      DESCRIPTION,
                        DELIVERY        UNDERLYING
 NUMBER OF   LONG/       MONTH,        FACE AMOUNT    UNREALIZED
 CONTRACTS   SHORT      AND YEAR         AT VALUE    APPRECIATION
----------- ------- ---------------   ------------- -------------
     117      Long      S&P 500       $5,895,045    $170,443
                     Index E-Mini

                    September 2003
      67      Long      S&P 500       16,878,975     147,939
                                                    --------
                         Index
                    September 2003

             Total Unrealized Appreciation .......  $318,382
                                                    ========




                        See Notes to Financial Statements

Morgan Stanley S&P 500 Index Fund
Financial Statements


Statement of Assets and Liabilities
August 31, 2003



Assets:
Investments in securities, at value
  (cost $1,812,038,164)..........................  $1,732,704,401
Receivable for:
     Dividends ..................................       2,725,797
     Shares of beneficial interest sold .........       2,480,525
     Variation margin ...........................         148,205
     Investments sold ...........................         111,957
Prepaid expenses and other assets ...............         103,605
                                                   --------------
     Total Assets ...............................   1,738,274,490
                                                   --------------
Liabilities:
Payable for:
     Shares of beneficial interest
        redeemed ................................       1,574,959
     Distribution fee ...........................       1,152,623
     Investment management fee ..................         458,802
     Investments purchased ......................         281,954
Accrued expenses and other payables .............         131,906
                                                   --------------
     Total Liabilities ..........................       3,600,244
                                                   --------------
     Net Assets .................................  $1,734,674,246
                                                   ==============
Composition of Net Assets:
Paid-in-capital .................................  $2,096,271,707
Net unrealized depreciation .....................     (79,015,381)
Accumulated undistributed net investment
  income ........................................       7,285,866
Accumulated net realized loss ...................    (289,867,946)
                                                   --------------
     Net Assets .................................  $1,734,674,246
                                                   ==============
Class A Shares:
Net Assets ......................................  $  233,232,620
Shares Outstanding (unlimited authorized,
  $.01 par value)................................      21,267,436
     Net Asset Value Per Share ..................  $        10.97
                                                   ==============
     Maximum Offering Price Per Share,
     (net asset value plus 5.54% of net
        asset value) ............................  $        11.58
                                                   ==============
Class B Shares:
Net Assets ......................................  $1,160,156,501
Shares Outstanding (unlimited authorized,
  $.01 par value)................................     109,434,974
     Net Asset Value Per Share ..................  $        10.60
                                                   ==============
Class C Shares:
Net Assets ......................................  $  160,962,881
Shares Outstanding (unlimited authorized,
  $.01 par value)................................      15,179,399
     Net Asset Value Per Share ..................  $        10.60
                                                   ==============
Class D Shares:
Net Assets ......................................  $  180,322,244
Shares Outstanding (unlimited authorized,
  $.01 par value)................................      16,304,248
     Net Asset Value Per Share ..................  $        11.06
                                                   ==============



Statement of Operations
For the year ended August 31, 2003



Net Investment Income:
Income
Dividends .................................   $ 28,230,724
Interest ..................................        188,744
                                              ------------
     Total Income .........................     28,419,468
                                              ------------
Expenses
Distribution fee (Class A shares) .........        377,698
Distribution fee (Class B shares) .........     10,873,492
Distribution fee (Class C shares) .........      1,414,844
Investment management fee .................      6,258,098
Transfer agent fees and expenses ..........      2,803,850
Shareholder reports and notices ...........        158,706
Registration fees .........................         95,758
Custodian fees ............................         83,178
Professional fees .........................         51,118
Trustees' fees and expenses ...............         17,543
Organizational expenses ...................            977
Other .....................................        187,340
                                              ------------
     Total Expenses .......................     22,322,602
Less: amounts waived/reimbursed ...........     (1,807,585)
                                              ------------
     Net Expenses .........................     20,515,017
                                              ------------
     Net Investment Income ................      7,904,451
                                              ------------
Net Realized and Unrealized Gain (Loss):
Net Realized Gain/Loss on:
   Investments ............................    (39,774,992)
   Futures contracts ......................        352,664
                                              ------------
     Net Realized Loss ....................    (39,422,328)
                                              ------------
Net Change in Unrealized Appreciation/Depreciation on:
   Investments ............................    191,483,790
   Futures contracts ......................     (1,070,370)
                                              ------------
     Net Appreciation .....................    190,413,420
                                              ------------
     Net Gain .............................    150,991,092
                                              ------------
Net Increase ..............................   $158,895,543
                                              ============


                        See Notes to Financial Statements

Morgan Stanley S&P 500 Index Fund
Financial Statements continued


Statement of Changes in Net Assets




                                                                                  FOR THE YEAR      FOR THE YEAR
                                                                                     ENDED              ENDED
                                                                                AUGUST 31, 2003    AUGUST 31, 2002
                                                                               -----------------  ----------------
Increase (Decrease) in Net Assets:
Operations:
Net investment income ......................................................    $    7,904,451     $    1,822,437
Net realized loss ..........................................................       (39,422,328)      (171,075,896)
Net change in unrealized appreciation (depreciation) .......................       190,413,420       (221,286,623)
                                                                                --------------     --------------
  Net Increase (Decrease) ..................................................       158,895,543       (390,540,082)
                                                                                --------------     --------------
Dividends to Shareholders from Net Investment Income:
Class A shares .............................................................        (1,059,177)           -
Class D shares .............................................................        (1,290,827)           -
                                                                                --------------     --------------
  Total Dividends ..........................................................        (2,350,004)           -
                                                                                --------------     --------------
Net increase (decrease) from transactions in shares of beneficial interest .       (33,864,106)        12,625,323
                                                                                --------------     --------------
  Net Increase (Decrease) ..................................................       122,681,433       (377,914,759)

Net Assets:
Beginning of period ........................................................     1,611,992,813      1,989,907,572
                                                                                --------------     --------------
End of Period
(Including accumulated undistributed net investment income of $7,285,866 and
$1,836,163, respectively)...................................................    $1,734,674,246     $1,611,992,813
                                                                                ==============     ==============




                        See Notes to Financial Statements

Morgan Stanley S&P 500 Index Fund
Notes to Financial Statements o August 31, 2003


1. Organization and Accounting Policies
Morgan Stanley S&P 500 Index Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund's investment objective is to provide investment results that, before expenses, correspond to the total return of the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500 Index"). The Fund seeks to achieve its objective by investing at least 80% of its total assets in common stocks included in the S&P 500 Index in approximately the same weighting as the Index. The Fund was organized as a Massachusetts business trust on June 18, 1997 and commenced operations on September 26, 1997.


The Fund offers Class A shares, Class B shares, Class C shares and Class D shares. The four classes are substantially the same except that most Class A shares are subject to a sales charge imposed at the time of purchase and some Class A shares, and most Class B shares and Class C shares are subject to a contingent deferred sales charge imposed on shares redeemed within one year, six years and one year, respectively. Class D shares are not subject to a sales charge. Additionally, Class A shares, Class B shares and Class C shares incur distribution expenses.


The following is a summary of significant accounting policies:

A. Valuation of Investments - (1) an equity portfolio security listed or traded on the New York or American Stock Exchange or other exchange is valued at its latest sale price prior to the time when assets are valued; if there were no sales that day, the security is valued at the mean between the last reported bid and asked price; (2) an equity portfolio security listed or traded on the Nasdaq is valued at the Nasdaq Official Closing Price; if there were no sales that day, the security is valued at the mean between the last reported bid and asked price; (3) all other equity portfolio securities for which over-the-counter market quotations are readily available are valued at the mean between the last reported bid and asked price. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (4) for equity securities traded on foreign exchanges, the last reported sale price or the latest bid price may be used if there were no sales on a particular day; (5) futures are valued at the latest price published by the commodities exchange on which they trade; (6) when market quotations are not readily available or Morgan Stanley Investment Advisors Inc. (the "Investment Manager") determines that the latest sale price, the bid price or the mean between the last reported bid and asked price do not reflect a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Trustees; and (7) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. Accounting for Investments - Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified

Morgan Stanley S&P 500 Index Fund
Notes to Financial Statements o August 31, 2003 continued


cost method. Dividend income and other distributions are recorded on the ex-dividend date. Discounts are accreted and premiums are amortized over the life of the respective securities. Interest income is accrued daily.

C. Repurchase Agreements - Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other affiliated entities managed by the Investment Manager, may transfer uninvested cash balances into one or more joint repurchase agreement accounts. These balances are invested in one or more repurchase agreements and are collateralized by cash, U.S. Treasury or federal agency obligations. The Fund may also invest directly with institutions in repurchase agreements. The Fund's custodian receives the collateral, which is marked-to-market daily to determine that the value of the collateral does not decrease below the repurchase price plus accrued interest.

D. Multiple Class Allocations - Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date such items are recognized. Distribution fees are charged directly to the respective class.

E. Futures Contracts - A futures contract is an agreement between two parties to buy and sell financial instruments or contracts based on financial indices at a set price on a future date. Upon entering into such a contract, the Fund is required to pledge to the broker cash, U.S. Government securities or other liquid portfolio securities equal to the minimum initial margin requirements of the applicable futures exchange. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments known as variation margin are recorded by the Fund as unrealized gains and losses. Upon closing of the contract, the Fund realizes a gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

F. Federal Income Tax Policy - It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

G. Dividends and Distributions to Shareholders - Dividends and distributions to shareholders are recorded on the ex-dividend date.

H. Organizational Expenses - The Investment Manager incurred the organizational expenses of the Fund in the amount of approximately $68,000 which have been reimbursed by the Fund for the full amount thereof. Such expenses have been deferred and were fully amortized as of September 25, 2002.

I. Use of Estimates - The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

Morgan Stanley S&P 500 Index Fund
Notes to Financial Statements o August 31, 2003 continued


2.  Investment Management Agreement
Pursuant to an Investment Management Agreement, the Fund pays the Investment Manager a management fee, accrued daily and payable monthly, by applying the following annual rates to the net assets of the Fund determined as of the close of each business day: 0.40% to the portion of daily net assets not exceeding $1.5 billion; 0.375% to the portion of daily net assets exceeding $1.5 billion but not exceeding $3 billion; and 0.35% to the portion of daily net assets in excess of $3 billion.


The Investment Manager has agreed to assume all operating expenses (except for distribution fees) and to waive the compensation provided for in its Investment Management Agreement to the extent that such expenses and compensation on an annualized basis exceed 0.50% of the daily net assets of the Fund


3. Plan of Distribution
Shares of the Fund are distributed by Morgan Stanley Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act. The Plan provides that the Fund will pay the Distributor a fee which is accrued daily and paid monthly at the following annual rates: (i) Class A - up to 0.25% of the average daily net assets of Class A; (ii) Class B - 1.0% of the average daily net assets of Class B; and (iii) Class C - up to 1.0% of the average daily net assets of Class C.


In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by the Distributor but not yet recovered may be recovered through the payment of future distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. The Distributor has advised the Fund that such excess amounts totaled $49,726,578 at August 31,2003.


In the case of Class A shares and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 1.0% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales credit to Morgan Stanley Financial Advisors or other selected broker-dealer representatives may be reimbursed in the subsequent calendar year. For the year ended August 31, 2003, the distribution fee was accrued for Class A shares and Class C shares at the annual rate of 0.20% and 0.99%, respectively.


The Distributor has informed the Fund that for the year ended August 31, 2003, it received contingent deferred sales charges from certain redemptions of the Fund's Class A shares, Class B shares and Class C

Morgan Stanley S&P 500 Index Fund
Notes to Financial Statements o August 31, 2003 continued


shares of $2,378, $2,846,110 and $33,705, respectively and received $274,408 in front-end sales charges from sales of the Fund's Class A shares. The respective shareholders pay such charges which are not an expense of the Fund.


4. Security Transactions and Transactions with Affiliates


The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended August 31, 2003 aggregated $29,298,549 and $62,525,375, respectively. Included in the aforementioned are sales of common stock of Morgan Stanley, an affiliate of the Investment Manager and Distributor, of $280,464, as well as a realized loss of $133,650.


Morgan Stanley Trust, an affiliate of the Investment Manager and Distributor, is the Fund's transfer agent. At August 31, 2003, the Fund had transfer agent fees and expenses payable of approximately $3,300.


5. Federal Income Tax Status
The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as distributions of paid-in-capital.


The tax character of distributions paid was as follows:





                                FOR THE YEAR             FOR THE YEAR
                                    ENDED                   ENDED
                               AUGUST 31, 2003         AUGUST 31, 2002
                            ------------------      ----------------------
Ordinary income .........       $2,350,004                       -

Morgan Stanley S&P 500 Index Fund
Notes to Financial Statements o August 31, 2003 continued


As of August 31, 2003, the tax-basis components of accumulated losses were as follows:






Undistributed ordinary income .........   $   7,263,345
Undistributed long-term gains .........         -
                                          -------------
Net accumulated earnings                      7,263,345
Capital loss carryforward* ............    (253,390,627)
Post-October losses ...................     (25,147,549)
Net unrealized depreciation ...........     (90,322,630)
                                          -------------
Total accumulated losses ..............   $(361,597,461)
                                          =============



* As of August 31, 2003, the Fund had a net capital loss carryforward of $253,390,627 of which $687,345 will expire on August 31, 2006, $1,110,663 will expire on August 31, 2007, $14,522,885 will expire on August 31, 2008, $14,524,329 will expire on August 31, 2009, $66,339,275 will expire on August 31, 2010 and $156,206,130 will expire on August 31, 2011 to offset future capital gains to the extent provided by regulations.


As part of the Fund's acquisition of the assets of Morgan Stanley S&P 500 Select Fund ("S&P 500 Select"), the Fund obtained a net capital loss carryforward of $16,493,580 from S&P 500 Select. Utilization of this carryforward is subject to limitations imposed by the Internal Revenue Code and Treasury Regulations, reducing the total carryforward available.


As of August 31, 2003, the Fund had temporary book/tax differences primarily attributable to post-October losses (capital losses incurred after October 31 within the taxable year which are deemed to arise on the first business day of the Fund's next taxable year), capital loss deferrals on wash sales and mark-to-market of open futures contracts and permanent book/tax differences primarily attributable to tax adjustments on real estate investment trusts held by the Fund. To reflect reclassifications arising from the permanent differences, paid-in-capital was charged $385, accumulated undistributed net investment income was charged $104,744 and accumulated net realized loss was credited $105,129.

Morgan Stanley S&P 500 Index Fund
Notes to Financial Statements o August 31, 2003 continued


6. Shares of Beneficial Interest
Transactions in shares of beneficial interest were as follows:






                                                                 FOR THE YEAR                           FOR THE YEAR
                                                                     ENDED                                 ENDED
                                                                AUGUST 31, 2003                       AUGUST 31, 2002
                                                      -----------------------------------   ------------------------------------
                                                           SHARES             AMOUNT             SHARES              AMOUNT
                                                      ---------------   -----------------   ----------------   -----------------
CLASS A SHARES
Sold ..............................................      10,488,519      $  103,054,438         15,990,003      $  181,044,670
Shares issued in connection with the acquisition of
 Morgan Stanley S&P 500 Select Fund ...............         -                  -                   317,381           3,159,291
Reinvestment of dividends .........................         105,392           1,020,200            -                  -
Redeemed ..........................................      (5,565,675)        (54,696,361)       (13,142,149)       (147,330,753)
                                                      -------------     ---------------     --------------     ---------------
Net increase - Class A ............................       5,028,236          49,378,277          3,165,235          36,873,208
                                                      -------------     ---------------     --------------     ---------------
CLASS B SHARES
Sold ..............................................      21,183,000         202,881,480         30,060,188         341,082,040
Shares issued in connection with the acquisition of
 Morgan Stanley S&P 500 Select Fund ...............          -                  -                5,067,694          48,876,882
Redeemed ..........................................     (33,495,369)       (314,102,708)       (43,333,038)       (471,959,709)
                                                      -------------     ---------------     --------------     ---------------
Net decrease - Class B ............................     (12,312,369)       (111,221,228)        (8,205,156)        (82,000,787)
                                                      -------------     ---------------     --------------     ---------------
CLASS C SHARES
Sold ..............................................       3,918,125          37,713,844          4,948,691          55,926,214
Shares issued in connection with the acquisition of
 Morgan Stanley S&P 500 Select Fund ...............          -                  -                  527,578           5,089,841
Redeemed ..........................................      (4,009,024)        (38,062,695)        (4,412,442)        (48,240,359)
                                                      -------------     ---------------     --------------     ---------------
Net increase (decrease) - Class C .................         (90,899)           (348,851)         1,063,827          12,775,696
                                                      -------------     ---------------     --------------     ---------------
CLASS D SHARES
Sold ..............................................       6,932,537          68,900,746          8,140,294          94,304,700
Shares issued in connection with the acquisition of
 Morgan Stanley S&P 500 Select Fund ...............          -                  -                1,411,661          14,166,238
Reinvestment of dividends .........................         106,565           1,039,006            -                   -
Redeemed ..........................................      (4,289,985)        (41,612,056)        (5,655,472)        (63,493,732)
                                                      -------------     ---------------     --------------     ---------------
Net increase - Class D ............................       2,749,117          28,327,696          3,896,483          44,977,206
                                                      -------------     ---------------     --------------     ---------------
Net increase (decrease) in Fund ...................      (4,625,915)     $  (33,864,106)           (79,611)     $   12,625,323
                                                      =============     ===============     ==============     ===============



7. Purposes of and Risks Relating to Certain Financial Instruments

The Fund may purchase and sell stock index futures ("futures contracts") for the following reasons: to simulate full investment in the S&P 500 Index while retaining a cash balance for fund management purposes; to facilitate trading; to reduce transaction costs; or to seek higher investment returns when a futures contract is priced more attractively than stocks comprising the S&P 500 Index.

Morgan Stanley S&P 500 Index Fund
Notes to Financial Statements o August 31, 2003 continued


These futures contracts involve elements of market risk in excess of the amount reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the value of the underlying securities.


At August 31, 2003, the Fund had outstanding futures contracts.


8. Acquisition of Morgan Stanley S&P 500 Select Fund
On July 15, 2002, the Fund acquired all the net assets of the Morgan Stanley S&P 500 Select Fund ("S&P 500 Select") based on the respective valuations as of the close of business on July 12, 2002 pursuant to a plan of reorganization approved by the shareholders of S&P 500 Select on June 19, 2002. The acquisition was accomplished by a tax-free exchange of 317,381 Class A shares of the Fund at a net asset value of $9.95 per share for 372,839 Class A shares of S&P 500 Select; 5,067,694 Class B shares of the Fund at a net asset value of $9.65 per share for 5,927,666 Class B shares of S&P 500 Select; 527,578 Class C shares of the Fund at a net asset value of $9.65 per share for 616,360 Class C shares of S&P 500 Select; and 1,411,661 Class D shares of the Fund at a net asset value of $10.04 per share for 1,657,669 Class D shares of S&P 500 Select. The net assets of the Fund and S&P 500 Select immediately before the acquisition were $1,590,353,693 and $71,292,253, respectively, including unrealized depreciation of $5,471,646 for S&P 500 Select. Immediately after the acquisition, the combined net assets of the Fund amounted to $1,661,645,946.


9. Litigation
On August 6, 2003, a complaint was filed in the United States District Court for the Southern District of New York by a shareholder of the Fund on behalf of the Fund against Morgan Stanley Investment Advisors Inc. and Morgan Stanley Distributors Inc. (collectively, the "Defendants") alleging breach of fiduciary duty in respect of the Defendants' compensation. Plaintiff alleges the Fund trustees are not independent as required and seeks a declaration that the investment management and distribution agreements between the Fund and the Defendants are void. Plaintiff also alleges that the investment management and distribution fees were excessive and seeks damages equivalent to the investment management and distribution fees paid to the Defendants. The Defendants believe that the lawsuit has no merit and have moved to dismiss the action. The ultimate course of this matter is not presently determinable and no provision has been made in the Fund's financial statements for the effect, if any, of such a matter.

Morgan Stanley S&P 500 Index Fund
Financial Highlights


Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:





                                                                        FOR THE YEAR ENDED AUGUST 31,
                                                      -----------------------------------------------------------------
                                                          2003          2002          2001         2000         1999
                                                      ------------ ------------- ------------- ------------ -----------
Class A Shares
Selected Per Share Data:
Net asset value, beginning of period ................   $  9.91      $  12.17      $  16.20      $ 14.05      $ 10.18
                                                        -------      --------      --------      -------      -------
Income (loss) from investment operations:
 Net investment income[+/+] .........................      0.11          0.08          0.08         0.08         0.10
 Net realized and unrealized gain (loss). ...........      1.01         (2.34)        (4.11)        2.10         3.85
                                                        -------      --------      --------      -------      -------
Total income (loss) from investment operations. .....      1.12         (2.26)        (4.03)        2.18         3.95
                                                        -------      --------      --------      -------      -------
Less dividends and distributions from:
 Net investment income . ............................     (0.06)          -             -             -         (0.07)
 Net realized gain ..................................        -            -             -          (0.03)       (0.01)
                                                        --------     --------      --------      --------     -------
Total dividends and distributions . .................     (0.06)          -             -          (0.03)       (0.08)
                                                        --------     --------      --------      --------     -------
Net asset value, end of period ......................   $ 10.97      $   9.91      $  12.17      $ 16.20      $ 14.05
                                                        ========     ========      ========      ========     =======
Total Return+ .......................................     11.36%       (18.57)%      (24.83)%      15.49 %      38.82 %

Ratios to Average Net Assets(1)(2):
Expenses. ...........................................      0.70%         0.73 %        0.69 %       0.75 %       0.73 %
Net investment income ...............................      1.11%         0.73 %        0.59 %       0.49 %       0.72 %

Supplemental Data:
Net assets, end of period, in thousands. ............  $233,233      $160,949      $159,099     $183,085      $99,140
Portfolio turnover rate .............................         2%           12 %           4 %          5 %          5 %



------------

[+/+] The per share amounts were computed using an average number of shares outstanding during the period.
+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1) If the Fund had borne all of its expenses that were reimbursed or waived by the Investment Manager, the annualized expense and net investment income ratios would have been as follows:




                       EXPENSE     NET INVESTMENT
PERIOD ENDED            RATIO       INCOME RATIO
-------------------   ---------   ---------------
  August 31, 2003     0.82%            0.99%
  August 31, 2002     0.80%            0.66%
  August 31, 2001     0.72%            0.56%
  August 31, 2000     0.76%            0.48%
  August 31, 1999     0.81%            0.64%



(2) Reflects overall Fund ratios for investment income and non-class specific expenses.

                        See Notes to Financial Statements

Morgan Stanley S&P 500 Index Fund
Financial Highlights continued






                                                                          FOR THE YEAR ENDED AUGUST 31,
                                                         ---------------------------------------------------------------
                                                             2003         2002          2001         2000        1999
                                                         ----------- ------------- ------------- ----------- -----------
Class B Shares
Selected Per Share Data:
Net asset value, beginning of period ...................  $  9.60      $  11.88      $  15.94      $ 13.93     $ 10.13
                                                          -------      --------      --------      -------     -------
Income (loss) from investment operations:
 Net investment income (loss)[+/+] .....................     0.03         (0.01)        (0.03)       (0.04)      (0.01)
 Net realized and unrealized gain (loss) ...............     0.97         (2.27)        (4.03)        2.08        3.83
                                                          -------      --------      --------      -------     -------
Total income (loss) from investment operations .........     1.00         (2.28)        (4.06)        2.04        3.82
                                                          -------      --------      --------      -------     -------
Less dividends and distributions from:
 Net investment income .................................       -            -             -            -         (0.01)
 Net realized gain .....................................       -            -             -          (0.03)      (0.01)
                                                          --------     --------      --------      -------     -------
Total dividends and distributions ......................       -            -             -          (0.03)      (0.02)
                                                          --------     --------      --------      -------     -------
Net asset value, end of period .........................  $ 10.60      $   9.60      $  11.88      $ 15.94     $ 13.93
                                                          ========     ========      ========      =======     =======
Total Return+  .........................................    10.42%       (19.19)%      (25.47)%      14.69 %     37.68 %

Ratios to Average Net Assets(1)(2):
Expenses ...............................................     1.50%         1.50 %        1.50 %       1.50 %      1.50 %
Net investment income (loss) ...........................     0.31%        (0.04)%       (0.22)%      (0.26)%     (0.05)%

Supplemental Data:
Net assets, end of period, in millions ................. $  1,160      $  1,169      $  1,544      $ 2,036     $ 1,588
Portfolio turnover rate ................................        2%           12 %           4 %          5 %         5 %



------------
[+/+] The per share amounts were computed using an average number of shares outstanding during the period.
+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1) If the Fund had borne all of its expenses that were reimbursed or waived by the Investment Manager, the annualized expense and net investment income (loss) ratios would have been as follows:




                       EXPENSE       NET INVESTMENT
PERIOD ENDED            RATIO      INCOME (LOSS) RATIO
-------------------   ---------   --------------------
  August 31, 2003        1.62%           0.19%
  August 31, 2002        1.57%          (0.11)%
  August 31, 2001        1.53%          (0.25)%
  August 31, 2000        1.51%          (0.27)%
  August 31, 1999        1.58%          (0.13)%



(2) Reflects overall Fund ratios for investment income and non-class specific expenses.

                        See Notes to Financial Statements

Morgan Stanley S&P 500 Index Fund
Financial Highlights continued






                                                                           FOR THE YEAR ENDED AUGUST 31,
                                                        --------------------------------------------------------------------
                                                            2003          2002          2001          2000          1999
                                                        ------------ ------------- ------------- ------------- -------------
Class C Shares
Selected Per Share Data:
Net asset value, beginning of period ..................   $  9.60      $  11.88      $  15.94       $ 13.93       $ 10.13
                                                          -------      --------      --------       -------       -------
Income (loss) from investment operations:
 Net investment income (loss)[+/+] ....................      0.03          0.00         (0.03)        (0.04)        (0.01)
 Net realized and unrealized gain (loss) ..............      0.97         (2.28)        (4.03)         2.08          3.83
                                                          -------      --------      --------       -------       -------
Total income (loss) from investment operations ........      1.00         (2.28)        (4.06)         2.04          3.82
                                                          -------      --------      --------       -------       -------
Less dividends and distributions from:
 Net investment income ................................        -            -             -             -           (0.01)
 Net realized gain ....................................        -            -             -           (0.03)        (0.01)
                                                          --------     --------      --------       -------       -------
Total dividends and distributions .....................        -            -             -           (0.03)        (0.02)
                                                          --------     --------      --------       -------       -------
Net asset value, end of period ........................   $ 10.60      $   9.60      $  11.88       $ 15.94       $ 13.93
                                                          ========     ========      ========       =======       =======
Total Return+  ........................................     10.42%       (19.19)%      (25.47)%       14.69 %       37.70 %

Ratios to Average Net Assets(1)(2):
Expenses ..............................................      1.49%         1.49 %        1.50 %        1.50 %        1.50 %
Net investment income (loss) ..........................      0.32%        (0.03)%       (0.22)%       (0.26)%       (0.05)%

Supplemental Data:
Net assets, end of period, in thousands ...............  $160,963      $146,615      $168,751       $211,446     $143,092
Portfolio turnover rate ...............................         2%           12 %           4 %           5 %           5 %



------------
[+/+] The per share amounts were computed using an average number of shares outstanding during the period.
+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1) If the Fund had borne all of its expenses that were reimbursed or waived by the Investment Manager, the annualized expense and net investment income (loss) ratios would have been as follows:




                       EXPENSE       NET INVESTMENT
PERIOD ENDED            RATIO      INCOME (LOSS) RATIO
-------------------   ---------   --------------------
  August 31, 2003        1.61%            0.20%
  August 31, 2002        1.56%           (0.10)%
  August 31, 2001        1.53%           (0.25)%
  August 31, 2000        1.51%           (0.27)%
  August 31, 1999        1.58%           (0.13)%



(2) Reflects overall Fund ratios for investment income and non-class specific expenses.

                        See Notes to Financial Statements

Morgan Stanley S&P 500 Index Fund
Financial Highlights continued






                                                                      FOR THE YEAR ENDED AUGUST 31,
                                                     ----------------------------------------------------------------
                                                         2003          2002          2001         2000        1999
                                                     ------------ ------------- ------------- ----------- -----------
Class D Shares
Selected Per Share Data:
Net asset value, beginning of period ...............   $ 10.00      $  12.26      $  16.28      $ 14.09     $ 10.20
                                                       -------      --------      --------      -------     -------
Income (loss) from investment operations:
 Net investment income[+/+] ........................      0.13          0.11          0.11         0.11        0.13
 Net realized and unrealized gain (loss) ...........      1.02         (2.37)        (4.13)        2.11        3.85
                                                       -------      --------      --------      -------     -------
Total income (loss) from investment operations .....      1.15         (2.26)        (4.02)        2.22        3.98
                                                       -------      --------      --------      -------     -------
Less dividends and distributions from:
 Net investment income .............................     (0.09)          -             -            -         (0.08)
 Net realized gain .................................        -            -             -          (0.03)      (0.01)
                                                       --------     --------      --------      -------     -------
Total dividends and distributions ..................     (0.09)          -             -          (0.03)      (0.09)
                                                       --------     --------      --------      -------     -------
Net asset value, end of period .....................   $ 11.06      $  10.00      $  12.26      $ 16.28     $ 14.09
                                                       ========     ========      ========      =======     =======
Total Return+ ......................................     11.59 %      (18.43)%      (24.69)%      15.81 %     39.13 %

Ratios to Average Net Assets(1)(2):
Expenses ...........................................      0.50 %        0.50 %        0.50 %       0.50 %      0.50 %
Net investment income ..............................      1.31 %        0.96 %        0.78 %       0.74 %      0.95 %

Supplemental Data:
Net assets, end of period, in thousands ............  $180,322      $135,611      $118,378      $92,304     $16,538
Portfolio turnover rate ............................         2 %          12 %           4 %          5 %         5 %



------------
[+/+] The per share amounts were computed using an average number of shares outstanding during the period.
+ Calculated based on the net asset value as of the last business day of the period.
(1) If the Fund had borne all of its expenses that were reimbursed or waived by the Investment Manager, the annualized expense and net investment income ratios would have been as follows:




                       EXPENSE     NET INVESTMENT
PERIOD ENDED            RATIO       INCOME RATIO
-------------------   ---------   ---------------
  August 31, 2003        0.62%         1.19%
  August 31, 2002        0.57%         0.89%
  August 31, 2001        0.53%         0.75%
  August 31, 2000        0.51%         0.73%
  August 31, 1999        0.58%         0.87%



(2) Reflects overall Fund ratios for investment income and non-class specific expenses.

                        See Notes to Financial Statements

Morgan Stanley S&P 500 Index Fund
Independent Auditors' Report


To the Shareholders and Board of Trustees of Morgan Stanley S&P 500 Index Fund:

We have audited the accompanying statement of assets and liabilities of Morgan Stanley S&P 500 Index Fund (the "Fund"), including the portfolio of investments, as of August 31, 2003, and the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.


We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2003, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.


In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Morgan Stanley S&P 500 Index Fund as of August 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.



Deloitte & Touche LLP
New York, New York
October 15, 2003



                       2003 Federal Tax Notice (unaudited)

      For the fiscal year ended August 31, 2003, 100% of the income dividends paid by the Fund qualified for the dividends received deduction available to corporations.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

XIII. MORGAN STANLEY INVESTMENT MANAGEMENT
      PROXY VOTING POLICY AND PROCEDURES
--------------------------------------------------------------------------------
I.   POLICY STATEMENT


     INTRODUCTION. Morgan Stanley Investment Management's ("MSIM") policies and procedures for voting proxies with respect to securities held in the accounts of clients applies to those MSIM entities that provide discretionary Investment Management services and for which a MSIM entity has the authority to vote their proxies. The policies and procedures and general guidelines in this section will be reviewed and, as necessary, updated periodically to address new or revised proxy voting issues. The MSIM entities covered by these policies and procedures currently include the following: Morgan Stanley Investment Advisors Inc., Morgan Stanley Alternative Investment Partners, L.P., Morgan Stanley AIP GP LP, Morgan Stanley Investment Management Inc., Morgan Stanley Investment Group Inc., Morgan Stanley Investment Management Limited, Morgan Stanley Investment Management Company, Morgan Stanley Asset & Investment Trust Management Co., Limited, Morgan Stanley Investment Management Private Limited, Morgan Stanley Investments LP, Morgan Stanley Hedge Fund Partners GP LP, Morgan Stanley Hedge Fund Partners LP, Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., and Van Kampen Advisors Inc. (each a "MSIM Affiliate" and collectively referred to as the "MSIM Affiliates").

     Each MSIM Affiliate will vote proxies as part of its authority to manage, acquire and dispose of account assets. With respect to the MSIM registered management investment companies (Van Kampen, Institutional and Advisor Funds)(collectively referred to as the "MSIM Funds"), each MSIM Fund will vote proxies pursuant to authority granted under its applicable investment advisory agreement or, in the absence of such authority, as authorized by its Board of Directors or Trustees. A MSIM Affiliate will not vote proxies if the "named fiduciary" for an ERISA account has reserved the authority for itself, or in the case of an account not governed by ERISA, the Investment Management Agreement does not authorize the MSIM Affiliate to vote proxies. MSIM Affiliates will, in a prudent and diligent manner, vote proxies in the best interests of clients, including beneficiaries of and participants in a client's benefit plan(s) for which we manage assets, consistent with the objective of maximizing long-term investment returns ("Client Proxy Standard"). In certain situations, a client or its fiduciary may provide a MSIM Affiliate with a statement of proxy voting policy. In these situations, the MSIM Affiliate will comply with the client's policy unless to do so would be inconsistent with applicable laws or regulations or the MSIM Affiliate's fiduciary responsibility.

     PROXY RESEARCH SERVICES. To assist the MSIM Affiliates in their responsibility for voting proxies and the overall global proxy voting process, Institutional Shareholder Services ("ISS") and the Investor Responsibility Research Center ("IRRC") have been retained as experts in the proxy voting and corporate governance area. ISS and IRRC are independent advisers that specialize in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to MSIM Affiliates include in-depth research, global issuer analysis, and voting recommendations. In addition to research, ISS provides vote execution, reporting, and recordkeeping. MSIM's Proxy Review Committee (see Section IV.A. below) will carefully monitor and supervise the services provided by the proxy research services.

     VOTING PROXIES FOR CERTAIN NON-US COMPANIES. While the proxy voting process is well established in the United States and other developed markets with a number of tools and services available to assist an investment manager, voting proxies of non-US companies located in certain jurisdictions, particularly emerging markets, may involve a number of problems that may restrict or prevent a MSIM Affiliate's ability to vote such proxies. These problems include, but are not limited to: (i) proxy statements and ballots being written in a language other than English; (ii) untimely and/or inadequate notice of shareholder meetings; (iii) restrictions on the ability of holders outside the issuer's jurisdiction of organization to exercise votes; (iv) requirements to vote proxies in person, (v) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting; and
(vi) requirements to provide local agents with power of attorney to facilitate the MSIM Affiliate's voting instructions. As a result, clients' non-U.S. proxies will be voted on a best efforts basis only, consistent with the Client Proxy Standard. ISS has been retained to provide assistance to the MSIM Affiliates in connection with voting their clients' non-US proxies.


II.  GENERAL PROXY VOTING GUIDELINES

     To ensure consistency in voting proxies on behalf of its clients, MSIM Affiliates will follow (subject to any exception set forth herein) these Proxy Voting Policies and Procedures, including the guidelines set forth below. These guidelines address a broad range of issues, including board size and composition, executive compensation, anti-takeover proposals, capital structure proposals and social responsibility issues and are meant to be general voting parameters on issues that arise most frequently. The MSIM Affiliates, however, may vote in a manner that is contrary to the following general guidelines, pursuant to the procedures set forth in Section IV. below, provided the vote is consistent with the Client Proxy Standard.


III.  GUIDELINES


A. MANAGEMENT PROPOSALS

   1. When voting on routine ballot items the following proposals are generally voted in support of management, subject to the review and approval of the Proxy Review Committee, as appropriate.

       o  Selection or ratification of auditors.

       o  Approval of financial statements, director and auditor reports.

       o  Election of Directors.

       o Limiting Directors' liability and broadening indemnification of Directors.

       o Requirement that a certain percentage (up to 662|M/3%) of its Board's members be comprised of independent and unaffiliated Directors.

       o Requirement that members of the company's compensation, nominating and audit committees be comprised of independent or unaffiliated Directors.

       o Recommendations to set retirement ages or require specific levels of stock ownership by Directors.

       o  General updating/corrective amendments to the charter.

       o  Elimination of cumulative voting.

       o  Elimination of preemptive rights.

       o Provisions for confidential voting and independent tabulation of voting results.

       o Proposals related to the conduct of the annual meeting except those proposals that relate to the "transaction of such other business which may come before the meeting."

   2. The following non-routine proposals, which potentially may have a substantive financial or best interest impact on a shareholder, are generally voted in support of management, subject to the review and approval of the Proxy Review Committee, as appropriate.


       Capitalization changes

       o Capitalization changes that eliminate other classes of stock and voting rights.

       o Proposals to increase the authorization of existing classes of common stock (or securities convertible into common stock) if: (i) a clear and legitimate business purpose is stated; (ii) the number of shares requested is reasonable in relation to the purpose for which authorization is requested; and (iii) the authorization does not exceed 100% of shares currently authorized and at least 30% of the new authorization will be outstanding.

       o Proposals to create a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital.

       o  Proposals for share repurchase plans.

       o Proposals to reduce the number of authorized shares of common or preferred stock, or to eliminate classes of preferred stock.

       o  Proposals to effect stock splits.

       o Proposals to effect reverse stock splits if management proportionately reduces the authorized share amount set forth in the corporate charter. Reverse stock splits that do not adjust proportionately to the authorized share amount will generally be approved if the resulting increase in authorized shares coincides with the proxy guidelines set forth above for common stock increases.



       Compensation


       o Director fees, provided the amounts are not excessive relative to other companies in the country or industry.

       o Employee stock purchase plans that permit discounts up to 15%, but only for grants that are part of a broad based employee plan, including all non-executive employees.

       o Establishment of Employee Stock Option Plans and other employee ownership plans.


       Anti-Takeover Matters

       o Modify or rescind existing supermajority vote requirements to amend the charters or bylaws.

       o Adoption of anti-greenmail provisions provided that the proposal: (i) defines greenmail; (ii) prohibits buyback offers to large block holders not made to all shareholders or not approved by disinterested shareholders; and (iii) contains no anti-takeover measures or other provisions restricting the rights of shareholders.

   3. The following non-routine proposals, which potentially may have a substantive financial or best interest impact on the shareholder, are generally voted against (notwithstanding management support), subject to the review and approval of the Proxy Review Committee, as appropriate.

       o Capitalization changes that add classes of stock which substantially dilute the voting interests of existing shareholders.

       o Proposals to increase the authorized number of shares of existing classes of stock that carry preemptive rights or supervoting rights.

       o Creation of "blank check" preferred stock.

       o Changes in capitalization by 100% or more.

       o Compensation proposals that allow for discounted stock options which have not been offered to employees in general.

       o Amendments to bylaws that would require a supermajority shareholder vote to pass or repeal certain provisions.

       o Proposals to indemnify auditors.

   4. The following types of non-routine proposals, which potentially may have a potential financial or best interest impact on an issuer, are voted as determined by the Proxy Review Committee.


       Corporate Transactions


       o Mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) will be examined on a case-by-case basis. In all cases, ISS and IRRC research and analysis will be used along with MSIM Affiliates' research and analysis, based on, among other things, MSIM internal company-specific knowledge.

       o Change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements that benefit management and would be costly to shareholders if triggered.

       o Shareholders rights plans that allow appropriate offers to shareholders to be blocked by the board or trigger provisions that prevent legitimate offers from proceeding.

       o Executive/Director stock option plans. Generally, stock option plans should meet the following criteria:

          (i)        Whether the stock option plan is incentive based;

          (ii) For mature companies, should be no more than 5% of the issued capital at the time of approval;

          (iii) For growth companies, should be no more than 10% of the issued capital at the time of approval.


       Anti-Takeover Provisions


       o  Proposals requiring shareholder ratification of poison pills.

       o Anti-takeover and related provisions that serve to prevent the majority of shareholders from exercising their rights or effectively deter the appropriate tender offers and other offers.


B. Shareholder Proposals


   1. The following shareholder proposals are generally supported, subject to the review and approval of the Proxy Review Committee, as appropriate:

       o  Requiring auditors to attend the annual meeting of shareholders.

       o Requirement that members of the company's compensation, nominating and audit committees be comprised of independent or unaffiliated Directors.

       o Requirement that a certain percentage of its Board's members be comprised of independent and unaffiliated Directors.

       o  Confidential voting.

       o  Reduction or elimination of supermajority vote requirements.


   2. The following shareholder proposals will be voted as determined by the Proxy Review Committee.

       o  Proposals that limit tenure of directors.

       o  Proposals to limit golden parachutes.

       o Proposals requiring directors to own large amounts of stock to be eligible for election.

       o  Restoring cumulative voting in the election of directors.

       o Proposals that request or require disclosure of executive compensation in addition to the disclosure required by the Securities and Exchange Commission ("SEC") regulations.

       o  Proposals that limit retirement benefits or executive compensation.

       o  Requiring shareholder approval for bylaw or charter amendments.

       o Requiring shareholder approval for shareholder rights plan or poison pill.

       o  Requiring shareholder approval of golden parachutes.

       o  Elimination of certain anti-takeover related provisions.

       o  Prohibit payment of greenmail.

   3. The following shareholder proposals are generally not supported, subject to the review and approval of the Committee, as appropriate.

       o Requirements that the issuer prepare reports that are costly to provide or that would require duplicative efforts or expenditures that are of a non-business nature or would provide no pertinent information from the perspective of institutional shareholders.

       o Restrictions related to social, political or special interest issues that impact the ability of the company to do business or be competitive and that have a significant financial or best interest impact to the shareholders.

       o Proposals that require inappropriate endorsements or corporate actions.


IV. ADMINISTRATION OF PROXY POLICIES AND PROCEDURES


A. Proxy Review Committee

   1. The MSIM Proxy Review Committee ("Committee") is responsible for creating and implementing MSIM's Proxy Voting Policy and Procedures and, in this regard, has expressly adopted them. Following are some of the functions and responsibilities of the Committee.

       (a) The Committee, which will consist of members designated by MSIM's Chief Investment Officer, is responsible for establishing MSIM's proxy voting policies and guidelines and determining how MSIM will vote proxies on an ongoing basis.

       (b) The Committee will periodically review and have the authority to amend as necessary MSIM's proxy voting policies and guidelines (as expressed in these Proxy Voting Policy and Procedures) and establish and direct voting positions consistent with the Client Proxy Standard.

       (c)  The Committee will meet at least monthly to (among other matters):
            (1) address any outstanding issues relating to MSIM's Proxy Voting Policy and Procedures; and (2) generally review proposals at upcoming shareholder meetings of MSIM portfolio companies in accordance with this Policy and Procedures including, as appropriate, the voting results of prior shareholder meetings of the same issuer where a similar proposal was presented to shareholders. The Committee, or its designee, will timely communicate to ISS MSIM's Proxy Voting Policy and Procedures (and any amendments to them and/or any additional guidelines or procedures it may adopt).

       (d)  The Committee will meet on an ad hoc basis to (among other matters):
            (1) authorize "split voting" (i.e., allowing certain shares of the same issuer that are the subject of the same proxy solicitation and held by one or more MSIM portfolios to be voted differently than other shares) and/or "override voting" (i.e., voting all MSIM portfolio shares in a manner contrary to the Procedures); (2) review and approve upcoming votes, as appropriate, for matters for which specific direction has been provided in Sections I, II, and III above; and (3) determine how to vote matters for which specific direction has not been provided in Sections I, II and III above. Split votes will generally not be approved within a single Global Investor Group team. The Committee may take into account ISS recommendations and the research provided by IRRC as well as any other relevant information they may request or receive.


       (e) In addition to the procedures discussed above, if the Committee determines that an issue raises a potential material conflict of interest, or gives rise to the appearance of a potential material conflict of interest, the Committee will designate a special committee to review, and recommend a course of action with respect to, the conflict(s) in question ("Special Committee"). The Special Committee may request the assistance of the Law and Compliance Departments and will have sole discretion to cast a vote. In addition to the research provided by ISS and IRRC, the Special Committee may request analysis from MSIM Affiliate investment professionals and outside sources to the extent it deems appropriate.


       (f) The Committee and the Special Committee, or their designee(s), will document in writing all of their decisions and actions, which documentation will be maintained by the Committee and the Special Committee, or their designee(s) for a period of at least 6 years. To the extent these decisions relate to a security held by a MSIM U.S. registered investment company, the Committee and Special Committee, or their designee(s), will report their decisions to each applicable Board of Trustees/Directors of those investment companies at each Board's next regularly Scheduled Board meeting. The report will contain information concerning decisions made by the Committee and Special Committee during the most recently ended calendar quarter immediately preceding the Board meeting.


       (g) The Committee and Special Committee, or their designee(s), will timely communicate to applicable PMs, the Compliance Departments and, as necessary to ISS, decisions of the Committee and Special Committee so that, among other things, ISS will vote proxies consistent with their decisions.

                        MORGAN STANLEY S&P 500 INDEX FUND
                            PART C OTHER INFORMATION


Item 23.   Exhibits
--------   --------
a(1). Amended and Restated Declaration of Trust of the Registrant, dated July 16, 1997, is incorporated by reference to Exhibit 1 of Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A, filed on July 30, 1997.

a(2). Amendment, dated June 22, 1998, to the Declaration of Trust of the Registrant is incorporated by reference to Exhibit 1 of Post-Effective Amendment No. 3 to the Registration Statement on Form N-1A, filed on October 30, 1998.

a(3). Amendment, dated June 18, 2001, to the Declaration of Trust, is incorporated by reference to Exhibit 1(c) of Post Effective Amendment No. 8 to the Registration Statement on Form N-1A, filed on October 30, 2001.

b. Amended and Restated By-Laws of the Registrant, dated April 24, 2003, filed herein.

c.         Not applicable.

d. Amended Investment Management Agreement between the Registrant and Morgan Stanley Investment Advisors Inc., dated May 1, 1999, is incorporated by reference to Exhibit 4 of Post-Effective Amendment No. 5 to the Registration Statement on Form N-1A, filed on August 31, 1999.

e(1). Amended Distribution Agreement between the Registrant and Morgan Stanley Distributors Inc., dated June 22, 1998, is incorporated by reference to Exhibit 6 of Post-Effective Amendment No. 3 to the Registration Statement on Form N-1A, filed on October 30, 1998.

e(2). Selected Dealer Agreement between Morgan Stanley Distributors Inc. and Morgan Stanley DW Inc., dated July 28, 1997, is incorporated by reference to Exhibit 6(b) of Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A, filed on July 30, 1997.

e(3). Omnibus Selected Dealer Agreement between Morgan Stanley Distributors Inc. and National Financial Services Corporation, dated October 17, 1998, is incorporated by reference to Exhibit 5(c) of Post-Effective Amendment No. 5 to the Registration Statement on Form N-1A, filed on August 31, 1999.

f.         Not applicable.

g(1). Custodian Agreement between The Bank of New York and the Registrant, dated July 23, 1997, is incorporated by reference to Exhibit 8(a) of Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A, filed on July 30, 1997.

g(2). Amendment dated June 15, 2001 to the Custody Agreement of the Registrant, is incorporated by reference to Exhibit 7(b) of Post Effective Amendment No. 8 to the Registration Statement on Form N-1A, filed on October 30, 2001.

g(3). Foreign Custody Manager Agreement between the Bank of New York and the Registrant, dated June 15, 2001, is incorporated by reference to
           Exhibit 7(c) of Post Effective Amendment No. 8 to the Registration Statement on Form N-1A, filed on October 30, 2001.

h(1). Amended and Restated Transfer Agency Agreement between the Registrant and Morgan Stanley Dean Witter Trust FSB, dated September 1, 2000, is incorporated by reference to

           Exhibit 4 of Post-Effective Amendment No. 7 to the Registration Statement on Form N-1A, filed on October 27, 2000.

h(2). Amended Services Agreement between Morgan Stanley Investment Advisors Inc. and Morgan Stanley Services Company Inc., dated June 22, 1998, is incorporated by reference to Exhibit 8(b) of Post-Effective Amendment No. 5 to the Registration Statement on Form N-1A, filed on August 31, 1999.

i(1). Opinion of Barry Fink, Esq., dated July 30, 1997, is incorporated by reference to Exhibit 10(a) of Pre-Effective Amendment No.1 to the Registration Statement on Form N-1A, filed on July 30, 1997.

i(2). Opinion of Lane Altman & Owens LLP, Massachusetts Counsel, dated July 30, 1997, is incorporated by reference to Exhibit 10(b) of Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A, filed on July 30, 1997.

j.         Consent of Independent Auditors, filed herein.

k.         Not applicable.

l.         Not applicable.

m. Amended and Restated Plan of Distribution pursuant to Rule 12b-1 between the Registrant and Morgan Stanley Distributors Inc., dated July 23, 1997, is incorporated by reference to Exhibit 15 of Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A, filed on July 30, 1997.

n. Amended and Restated Multiple Class Plan pursuant to Rule 18f-3, dated March 12, 2001, is incorporated by reference to Exhibit 14 of Post Effective Amendment No. 8 to the Registration Statement on Form N-1A, filed on October 30, 2001.

o.         Not applicable

p(1). Code of Ethics of Morgan Stanley Investment Management Inc., is incorporated by reference to Exhibit 16(a) of Post-Effective Amendment No. 9 to the Registration Statement on Form N-1A, filed on October 29, 2002.

p(2). Code of Ethics of the Morgan Stanley Funds, is incorporated by reference to Exhibit 16(b) of Post-Effective Amendment No. 9 to the Registration Statement on Form N-1A, filed on October 29, 2002.

Other.     Powers of Attorney of Trustees dated October 22, 2003, filed herein.

ITEM 24.   PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND.

           None

ITEM 25.   INDEMNIFICATION.

     Pursuant to Section 5.3 of the Registrant's Declaration of Trust and under
Section 4.8 of the Registrant's By-Laws, the indemnification of the Registrant's trustees, officers, employees and agents is permitted if it is determined that they acted under the belief that their actions were in or not opposed to the best interest of the Registrant, and, with respect to any criminal proceeding, they had reasonable cause to believe their conduct was not unlawful. In addition, indemnification is permitted only if it is determined that the actions in question did not render them liable by reason of willful misfeasance, bad faith or gross negligence in the performance of their duties or by reason of reckless disregard of their obligations and duties to the Registrant. Trustees, officers, employees and agents will be indemnified for the expense of litigation if it is determined that they are entitled to indemnification against any liability established in such litigation. The Registrant may also advance money for these expenses provided that they give their undertakings to repay the Registrant unless their conduct is later determined to permit indemnification.

             Pursuant to Section 5.2 of the Registrant's Declaration of Trust and paragraph 8 of the Registrant's Investment Management Agreement, neither the Investment Manager nor any trustee, officer, employee or agent of the Registrant shall be liable for any action or failure to act, except in the case of bad faith, willful misfeasance, gross negligence or reckless disregard of duties to the Registrant.

             Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Act") may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer, or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such trustee, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act, and will be governed by the final adjudication of such issue.

             The Registrant hereby undertakes that it will apply the indemnification provision of its by-laws in a manner consistent with Release 11330 of the Securities and Exchange Commission under the Investment Company Act of 1940, so long as the interpretation of Sections 17(h) and 17(i) of such Act remains in effect.

             The Registrant, in conjunction with the Investment Manager, the Registrant's Trustees, and other registered investment management companies managed by the Investment Manager, maintains insurance on behalf of any person who is or was a Trustee, officer, employee, or agent of the Registrant, or who is or was serving at the request of the Registrant as a trustee, director, officer, employee or agent of another trust or corporation, against any liability asserted against him and incurred by him or arising out of his position. However, in no event will Registrant maintain insurance to indemnify any such person for any act for which the Registrant itself is not permitted to indemnify him.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISOR

     See "Fund Management" in the Prospectus regarding the business of the investment advisor. The following information is given regarding officers of Morgan Stanley Investment Advisors Inc. ("Morgan Stanley Investment Advisors"). Morgan Stanley Investment Advisors is a wholly-owned subsidiary of Morgan Stanley & Co. Incorporated.

THE PRINCIPAL ADDRESSES ARE AS FOLLOWS:

MORGAN STANLEY SERVICES COMPANY INC. ("MORGAN STANLEY SERVICES")
c/o Morgan Stanley Trust, Harborside Financial Center, Plaza Two, Jersey City, New Jersey 07311

MORGAN STANLEY DISTRIBUTORS INC. ("MORGAN STANLEY DISTRIBUTORS")
MORGAN STANLEY DW INC. ("MORGAN STANLEY DW")
MORGAN STANLEY FUNDS
MORGAN STANLEY INVESTMENT ADVISORS INC.
MORGAN STANLEY INVESTMENT MANAGEMENT
MORGAN STANLEY INVESTMENT MANAGEMENT INC.
MORGAN STANLEY INVESTMENT GROUP INC. ("MORGAN STANLEY INVESTMENT GROUP") THE UNIVERSAL INSTITUTIONAL FUNDS, INC. ("UNIVERSAL INSTITUTIONAL FUNDS") 1221 Avenue of the Americas New York, New York 10020.

MORGAN STANLEY DEAN WITTER INVESTMENT MANAGEMENT LTD.
MORGAN STANLEY & CO. INTERNATIONAL LIMITED ("MORGAN STANLEY & CO.
INTERNATIONAL")
25 Cabot Square, London, England.

MORGAN STANLEY INVESTMENTS LP
MORGAN STANLEY INSTITUTIONAL FUND TRUST
MORGAN STANLEY DISTRIBUTION, INC.
One Tower Bridge, West Conshohocken, PA 19428.

VAN KAMPEN INVESTMENT ASSET MANAGEMENT INC. ("VAN KAMPEN")
1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL 60181

MORGAN STANLEY TRUST ("MORGAN STANLEY TRUST")
Harborside Financial Center, Plaza Two, Jersey City, New Jersey 07311.

      NAME AND POSITION WITH                      OTHER SUBSTANTIAL BUSINESS, PROFESSION, VOCATION OR EMPLOYMENT,
MORGAN STANLEY INVESTMENT ADVISORS                  INCLUDING NAME, PRINCIPAL ADDRESS AND NATURE OF CONNECTION
----------------------------------                ---------------------------------------------------------------
Mitchell M. Merin                                 President and Chief Operating Officer of Morgan Stanley
President, Chief Executive Officer                Investment Management; Chairman, Chief Executive Officer and
and Director                                      Director of Morgan Stanley Distributors; Chairman and Director
                                                  of Morgan Stanley Trust; President, Chief Executive Officer
                                                  and Director of Morgan Stanley Services; President of the
                                                  Morgan Stanley Retail Funds, TCW/DW Term Trust 2003 and the
                                                  Institutional Funds; Director of Morgan Stanley Investment
                                                  Management Inc.; Member of the Executive Committee of Morgan
                                                  Stanley Investments LP; Director of various Morgan Stanley subsidiaries; Trustee, President and Chief Executive Officer of
                                                  the Van Kampen Open-End Funds; President and Chief Executive
                                                  Officer of the Van Kampen Closed-End Funds.

Barry Fink                                        Managing Director and General Counsel of Morgan Stanley
Managing Director and                             Investment Management; Managing Director and Director of Morgan
Director                                          Stanley Services; Vice President and Secretary of Morgan
                                                  Stanley Distributors; Vice President and General Counsel of the
                                                  Morgan Stanley Funds.

A. Thomas Smith III                               Vice President and Assistant Secretary of the Morgan Stanley
Managing Director and                             Funds.
General Counsel

Joseph J. McAlinden                               Chief Investment Officer and Managing Director of Morgan
Managing Director and                             Stanley Investment Management Inc.; Chief Investment Officer
Chief Investment Officer                          and Managing Director of Morgan Stanley Investments LP;
                                                  Director of Morgan Stanley Trust.

Thomas L. Bennett                                 Managing Director and Director of Morgan Stanley Investment
Managing Director                                 Management Inc.; Director of the Universal Institutional Funds;
                                                  Managing Director and Executive Committee member of Morgan
                                                  Stanley Investments LP; Chairman of Morgan Stanley
                                                  Institutional Fund Trust; Director of Morgan Stanley
                                                  Distribution, Inc.

Ronald E. Robison                                 Managing Director, Chief Administrative Officer and Director of
Managing Director,                                Morgan Stanley Services; Chief Executive Officer and Director
Chief Administrative Officer and                  of Morgan Stanley Trust; Executive Vice President and Principal
Director                                          Executive Officer of the Morgan Stanley Funds.

Dominic P. Caldecott                              Managing Director of Morgan Stanley Investment Management Inc.,
Managing Director                                 Morgan Stanley Investments LP and Morgan Stanley Dean Witter
                                                  Investment Management Ltd.; Vice President and Investment
                                                  Manager of Morgan Stanley & Co. International.

Rajesh K. Gupta                                   Managing Director and Chief Administrative Officer-Investments
Managing Director and                             of Morgan Stanley Investment Management Inc. and Morgan Stanley
Chief Administrative Officer-                     Investments LP.
Investments

John B. Kemp, III                                 President of Morgan Stanley Distributors.
Executive Director

Francis J. Smith                                  Executive Director of Morgan Stanley Services; Vice President
Executive Director                                and Chief Financial Officer of the Morgan Stanley Funds.

ITEM 27. PRINCIPAL UNDERWRITERS

(a) Morgan Stanley Distributors Inc., a Delaware corporation, is the principal underwriter of the Registrant. Morgan Stanley Distributors is also the principal underwriter of the following investment companies:

(1)  Active Assets California Tax-Free Trust
(2)  Active Assets Government Securities Trust
(3)  Active Assets Institutional Government Securities Trust
(4)  Active Assets Institutional Money Trust
(5)  Active Assets Money Trust
(6)  Active Assets Tax-Free Trust
(7)  Morgan Stanley Aggressive Equity Fund
(8)  Morgan Stanley Allocator Fund
(9)  Morgan Stanley American Opportunities Fund
(10) Morgan Stanley Balanced Growth Fund
(11) Morgan Stanley Balanced Income Fund
(12) Morgan Stanley Biotechnology Fund
(13) Morgan Stanley California Tax-Free Daily Income Trust
(14) Morgan Stanley California Tax-Free Income Fund
(15) Morgan Stanley Capital Opportunities Trust
(16) Morgan Stanley Convertible Securities Trust
(17) Morgan Stanley Developing Growth Securities Trust
(18) Morgan Stanley Dividend Growth Securities Inc.
(19) Morgan Stanley Equity Fund
(20) Morgan Stanley European Growth Fund Inc.
(21) Morgan Stanley Federal Securities Trust
(22) Morgan Stanley Financial Services Trust
(23) Morgan Stanley Flexible Income Trust
(24) Morgan Stanley Fund of Funds
(25) Morgan Stanley Fundamental Value Fund
(26) Morgan Stanley Global Advantage Fund
(27) Morgan Stanley Global Dividend Growth Securities
(28) Morgan Stanley Global Utilities Fund
(29) Morgan Stanley Growth Fund
(30) Morgan Stanley Hawaii Municipal Trust

(31) Morgan Stanley Health Sciences Trust
(32) Morgan Stanley High Yield Securities Inc.
(33) Morgan Stanley Income Builder Fund
(34) Morgan Stanley Information Fund
(35) Morgan Stanley International Fund
(36) Morgan Stanley International SmallCap Fund
(37) Morgan Stanley International Value Equity Fund
(38) Morgan Stanley Japan Fund
(39) Morgan Stanley KLD Social Index Fund
(40) Morgan Stanley Latin American Growth Fund
(41) Morgan Stanley Limited Duration Fund
(42) Morgan Stanley Limited Duration U.S. Treasury Trust
(43) Morgan Stanley Limited Term Municipal Trust
(44) Morgan Stanley Liquid Asset Fund Inc.
(45) Morgan Stanley Market Leader Trust
(46) Morgan Stanley Mid-Cap Value Fund
(47) Morgan Stanley Multi-State Municipal Series Trust
(48) Morgan Stanley Nasdaq-100 Index Fund
(49) Morgan Stanley Natural Resource Development Securities Inc.
(50) Morgan Stanley New Discoveries Fund
(51) Morgan Stanley New York Municipal Money Market Trust
(52) Morgan Stanley New York Tax-Free Income Fund
(53) Morgan Stanley Next Generation Trust
(54) Morgan Stanley Pacific Growth Fund Inc.
(55) Morgan Stanley Prime Income Trust
(56) Morgan Stanley Quality Income Trust
(57) Morgan Stanley Real Estate Fund
(58) Morgan Stanley S&P 500 Index Fund
(59) Morgan Stanley Select Dimensions Investment Series
(60) Morgan Stanley Small-Mid Special Value Fund
(61) Morgan Stanley Special Growth Fund
(62) Morgan Stanley Special Value Fund
(63) Morgan Stanley Strategist Fund
(64) Morgan Stanley Tax-Exempt Securities Trust
(65) Morgan Stanley Tax-Free Daily Income Trust

(66) Morgan Stanley Total Market Index Fund
(67) Morgan Stanley Total Return Trust
(68) Morgan Stanley U.S. Government Money Market Trust
(69) Morgan Stanley U.S. Government Securities Trust
(70) Morgan Stanley Utilities Fund
(71) Morgan Stanley Value-Added Market Series
(72) Morgan Stanley Value Fund
(73) Morgan Stanley Variable Investment Series

(b) The following information is given regarding directors and officers of Morgan Stanley Distributors not listed in Item 26 above. The principal address of Morgan Stanley Distributors is 1221 Avenue of the Americas, New York, New York 10020. Other than Messrs. Higgins and Purcell, who are Trustees of the Registrant, none of the following persons has any position or office with the Registrant.

                                    POSITIONS AND OFFICE WITH
NAME                               MORGAN STANLEY DISTRIBUTORS
----                       ----------------------------------------------
James F. Higgins                             Director

Philip J. Purcell                            Director

John Schaeffer                               Director

Charles Vadala             Senior Vice President and Financial Principal.


ITEM 28. LOCATION OF ACCOUNTS AND RECORDS

     All accounts, books and other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder are maintained by the Investment Manager at its offices, except records relating to holders of shares issued by the Registrant, which are maintained by the Registrant's Transfer Agent, at its place of business as shown in the prospectus.

ITEM 29. MANAGEMENT SERVICES

     Registrant is not a party to any such management-related service contract.

ITEM 30. UNDERTAKINGS

     Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York on the 30th day of October, 2003.

                                         MORGAN STANLEY S&P 500 INDEX FUND

                                         By  /s/ Barry Fink
                                             --------------------------------
                                             Barry Fink
                                             Vice President and Secretary

         Pursuant to the requirements of the Securities Act of 1933, this Post -Effective Amendment No. 10 has been signed below by the following persons in the capacities and on the dates indicated.


         Signatures                                Title                  Date

(1) Principal Executive Officer           Executive Vice President
                                          and Principal Executive
By  /s/ Ronald E. Robison                 Officer                       10/30/03
    --------------------------------
        Ronald E. Robison

(2) Principal Financial Officer           Chief Financial Officer

By  /s/ Francis J. Smith                                                10/30/03
    -------------------------------
        Francis J. Smith

(3) Majority of the Trustees

    Charles A. Fiumefreddo (Chairman)
    Philip J. Purcell
    James F. Higgins

By  /s/ Barry Fink                                                      10/30/03
    --------------------------------
        Barry Fink
        Attorney-in-Fact


    Michael Bozic      Manuel H. Johnson
    Edwin J. Garn      Joseph J. Kearns
    Wayne E. Hedien    Michael E. Nugent
                       Fergus Reid


By  /s/ Stuart M. Strauss                                               10/30/03
    -------------------------------
        Stuart M. Strauss
        Attorney-in-Fact

                        MORGAN STANLEY S&P 500 INDEX FUND
                                  EXHIBIT INDEX


b.        Amended and Restated By-Laws of the Registrant, dated April 24, 2003.

j.        Consent of Independent Auditors

Other.    Powers of Attorney of Trustees, dated October 22, 2003.